Van Kampen
Life Investment Trust
Aggressive Growth Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       8
                                 FINANCIAL STATEMENTS      13
                        NOTES TO FINANCIAL STATEMENTS      17

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      20
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS II
---------------------------------------------------------------------------
Six-month total return based on NAV(1)                          -28.01%
---------------------------------------------------------------------------
Since inception total return based on NAV(1)                    -46.30%
---------------------------------------------------------------------------
Commencement date                                              09/25/00
---------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions. These returns do include combined Rule 12b-1 fees and service fees of up to .25%. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Fund's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DUDLEY BRICKHOUSE, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1979, AND BRICKHOUSE HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1990. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY AND DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART.

[GARY LEWIS PHOTO][DUDLEY BRICKHOUSE PHOTO][JANET LUBY PHOTO][DAVID WALKER PHOTO][MATTHEW HART PHOTO]

Q   HOW DID MARKET FACTORS AFFECT
    PORTFOLIO PERFORMANCE DURING THE FIRST SIX MONTHS OF 2001?

A   After poor performance in late 2000, the
stock market began 2001 with a bang when the Federal Reserve Board engineered a surprise 0.50 percent rate reduction on the year's second trading day. While many technology and other economically sensitive stocks responded with dramatic gains, stocks with strong fundamentals were left behind. This situation, however, was short-lived. Despite five additional Fed rate cuts during the period, most major market indexes declined overall, as many companies warned that earnings would fall well short of expectations.

    In this unpredictable environment, the portfolio returned -28.01 percent. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the Russell 2500(R) Growth Index, the portfolio's benchmark, returned -2.81 percent. The Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The index is a statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   YOU MENTIONED THE FED'S SURPRISE RATE
    REDUCTION IN EARLY JANUARY. WHAT WAS ITS EFFECT ON PORTFOLIO PERFORMANCE?

A   Ironically, it had a negative impact. This
rate reduction was a huge positive catalyst for economically sensitive stocks. On that day alone, the Nasdaq had its largest percentage gain ever--over 14 percent--and the Standard & Poor's 500 Index rose by an impressive 5 percent. While the markets basked in the good times, the situation was much less favorable for the portfolio. That's because our stock-selection strategy led us to invest in the types of companies that had been outperforming up until that point--those with strong fundamentals and earnings that were holding up in the face of a slowing economy. But when the Fed cut interest rates, portfolio performance suffered, as these stocks saw their values rise much less than those of more economically sensitive companies. As time went on, market conditions again started favoring the types of stocks owned in the portfolio, but we were unquestionably hurt by the market's response to the surprise interest-rate cut.

Q   IN THIS ENVIRONMENT, WHAT WAS YOUR
    STRATEGY IN MANAGING THE PORTFOLIO?

A   Regardless of market conditions, our
investment discipline remains the same: we look to invest in stocks with rising earnings expectations and rising valuations. However, this strategy is challenged in difficult stock markets when many companies have falling valuations. During those times--such as what we've been experiencing--we favor those companies whose valuations are declining the least.

    Because of the added risk found in this stock market, we looked to reallocate the portfolio's investments. This included reducing our weighting in technology stocks. In technology's place, we invested the portfolio assets across a variety of sectors to more closely resemble the sector weightings of our benchmark, the Russell 2500(R) Growth Index. As the period progressed, we increased our holdings in retail stocks and other economically sensitive names because we believed that these companies would benefit from the Fed's aggressive program of interest rate cuts. To achieve additional portfolio diversification and moderate risk, we also looked to invest in a greater number of stocks.

Q   WHAT STOCKS HELPED
    PORTFOLIO PERFORMANCE?

A   NVIDIA, a semiconductor company that
makes graphics chips for video displays, helped boost portfolio results. The company continued to have a strong position in both the personal computer and video game market. We believe NVIDIA may benefit greatly from the Xbox video game console, forthcoming from Microsoft in late 2001.

    Another strong performer was eBay, the popular online auction site. Besides continuing its rapid growth in consumer auctions, the company also enjoyed success in the corporate market by providing a way for businesses to sell excess merchandise. This is a rapidly growing part of eBay's business and has contributed to the company's strong growth rate.

    Other stocks that helped the portfolio included Shaw Group, a construction company that develops power plants, and Caremark, a pharmacy benefit management firm. Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS PROVED TO
    BE DISAPPOINTMENTS?

A   Most of the portfolio's weakest performers
were technology stocks. Many were in the software industry. For a long time, companies in this sector appeared to be strong enough to withstand the slowing economy. But after reporting generally disappointing first-quarter earnings, it was clear that even this sector was vulnerable. We owned a number of these software stocks because they fit our investment criteria, and the portfolio's results were hurt as a result. Stocks that fit into this category included Manugistics Group, NetIQ, Siebel Systems, BEA Systems, Micromuse, Check Point Software and Comverse Technology. Similarly, electronic-data storage companies such as Brocade Communications and Emulex were hit hard when their previously strong fundamentals weakened in the first quarter of the year.

Q   WHAT CHALLENGES DO YOU SEE
    AHEAD FOR THE PORTFOLIO?

A   For the portfolio to benefit, the economy
will need to strengthen, and we must see an environment in which one sector demonstrates market leadership. Our management strategy tends to favor a climate in which visible trends can be latched onto. While there is no way to know when a more favorable environment may occur, we are generally optimistic. The Fed has cut interest rates six times already this year, and aggressive rate reductions have historically meant better times ahead for the stock market--though past performance is no guarantee of future results.

    In the meantime, we remain confident in our investment strategy: seeking stocks with rising earnings expectations and rising valuations. We realize that the past six months have been difficult for policyholders. However, we firmly believe that following our strategy is the best way to serve our policyholders.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  95.4%
APPAREL & ACCESSORIES  1.0%
Jones Apparel Group, Inc. (a)...............................   350     $   15,120
                                                                       ----------

APPAREL RETAIL  2.5%
Abercrombie & Fitch Co., Class A (a)........................   360         16,020
American Eagle Outfitters, Inc. (a).........................   450         15,858
TJX Co., Inc. ..............................................   270          8,605
                                                                       ----------
                                                                           40,483
                                                                       ----------
APPLICATION SOFTWARE  8.4%
BEA Systems, Inc. (a).......................................   440         13,512
Citrix Systems, Inc. (a)....................................   450         15,705
CSG Systems International, Inc. (a).........................   160          9,082
eFunds Corp. (a)............................................   140          2,604
Electronic Arts, Inc. (a)...................................   180         10,422
PeopleSoft, Inc. (a)........................................   440         21,661
Peregrine Systems, Inc. (a).................................   530         15,370
Quest Software, Inc. (a)....................................   280         10,570
Siebel Systems, Inc. (a)....................................   170          7,973
VeriSign, Inc. (a)..........................................   440         26,404
                                                                       ----------
                                                                          133,303
                                                                       ----------
BANKS  5.5%
Dime Bancorp, Inc. .........................................   250          9,312
Doral Financial Corp. ......................................   180          6,174
Golden West Financial Corp. ................................   550         35,332
GreenPoint Financial Corp. .................................    90          3,456
M & T Bank Corp. ...........................................    90          6,795
New York Community Bancorp, Inc. ...........................   180          6,777
North Fork Bancorporation, Inc. ............................   180          5,580
SouthTrust Corp. ...........................................   280          7,280
TCF Financial Corp. ........................................   160          7,410
                                                                       ----------
                                                                           88,116
                                                                       ----------
BIOTECHNOLOGY  4.4%
Genzyme Corp. (a)...........................................   350         21,350
Gilead Sciences, Inc. (a)...................................   260         15,129
IDEC Pharmaceuticals Corp. (a)..............................   180         12,184
Invitrogen Corp. (a)........................................    90          6,462
Protein Design Labs, Inc. (a)...............................   180         15,617
                                                                       ----------
                                                                           70,742
                                                                       ----------
CASINO & GAMING  1.3%
GTECH Holdings Corp. (a)....................................    90          3,196
Harrah's Entertainment, Inc. (a)............................   180          6,354
International Game Technology (a)...........................   180         11,295
                                                                       ----------
                                                                           20,845
                                                                       ----------
COMPUTER STORAGE & PERIPHERALS  1.2%
Lexmark International, Inc., Class A (a)....................   280         18,830
                                                                       ----------
COMPUTERS & ELECTRONIC RETAIL  1.8%
Best Buy Co., Inc. (a)......................................   450         28,584
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
CONSUMER FINANCE  2.0%
AmeriCredit Corp. (a).......................................   450     $   23,377
Countrywide Credit Industries, Inc. ........................   180          8,258
                                                                       ----------
                                                                           31,635
                                                                       ----------
CONSUMER SERVICES  2.3%
eBay, Inc. (a)..............................................   540         36,985
                                                                       ----------

DATA PROCESSING SERVICES  1.3%
Advent Software Inc. (a)....................................   120          7,620
Sabre Holdings Corp., Class A (a)...........................   260         13,000
                                                                       ----------
                                                                           20,620
                                                                       ----------
DISTILLERS & VINTNERS  0.9%
Constellation Brands, Inc. (a)..............................   350         14,350
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  2.0%
Career Education Corp. (a)..................................    90          5,391
Concord EFS, Inc. (a).......................................   160          8,322
Equifax, Inc. ..............................................   180          6,602
H & R Block, Inc. ..........................................   180         11,619
                                                                       ----------
                                                                           31,934
                                                                       ----------
DIVERSIFIED FINANCIAL SERVICES  3.2%
Federated Investors, Inc., Class B..........................   170          5,474
SEI Investments Co. ........................................    90          4,266
USA Education, Inc. ........................................   560         40,880
                                                                       ----------
                                                                           50,620
                                                                       ----------
ELECTRIC UTILITIES  0.6%
American Electric Power Co., Inc. ..........................    90          4,155
Exelon Corp. ...............................................    90          5,771
                                                                       ----------
                                                                            9,926
                                                                       ----------
ENVIRONMENTAL SERVICES  0.3%
Allied Waste Industries, Inc. (a)...........................   270          5,044
                                                                       ----------

FOOTWEAR  0.3%
Skechers U.S.A., Inc. (a)...................................   180          5,261
                                                                       ----------

GAS UTILITIES  1.4%
Kinder Morgan, Inc. ........................................   440         22,110
                                                                       ----------

GENERAL MERCHANDISE STORES  1.5%
BJ's Wholesale Club, Inc. (a)...............................   440         23,434
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  2.2%
Express Scripts, Inc., Class A (a)..........................   340         18,710
Lincare Holdings, Inc. (a)..................................   540         16,205
                                                                       ----------
                                                                           34,915
                                                                       ----------
HEALTH CARE EQUIPMENT  2.4%
Biomet, Inc. ...............................................   270         12,976
Cytyc Corp. (a).............................................   360          8,298
Diagnostic Products Corp. ..................................    90          2,988
Stryker Corp................................................   260         14,261
                                                                       ----------
                                                                           38,523
                                                                       ----------
HEALTH CARE FACILITIES  5.9%
HEALTHSOUTH Corp. (a).......................................   530          8,464
Laboratory Corp. (a)........................................   360         27,684

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
HEALTH CARE FACILITIES (CONTINUED)
Quest Diagnostics, Inc. (a).................................   360     $   26,946
Tenet Healthcare Corp. (a)..................................   550         28,374
Unilab Corp. (a)............................................   100          2,520
                                                                       ----------
                                                                           93,988
                                                                       ----------
INDUSTRIAL CONGLOMERATES  0.6%
Mirant Corp. (a)............................................   270          9,288
                                                                       ----------

INTERNET SOFTWARE & SERVICES  0.3%
Renaissance Learning, Inc. (a)..............................    90          4,553
                                                                       ----------

IT CONSULTING & SERVICES  1.5%
Affiliated Computer Services, Inc., Class A (a).............   180         12,944
SunGard Data Systems, Inc. (a)..............................   340         10,203
                                                                       ----------
                                                                           23,147
                                                                       ----------
LEISURE PRODUCTS  0.4%
Activision, Inc. (a)........................................   170          6,673
                                                                       ----------

MANAGED HEALTH CARE  2.9%
Caremark Rx, Inc. (a).......................................   880         14,476
First Health Group Corp. (a)................................   360          8,683
Manor Care, Inc. (a)........................................   180          5,715
UnitedHealth Group, Inc. ...................................   270         16,673
                                                                       ----------
                                                                           45,547
                                                                       ----------
MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. ......................................   270         12,712
                                                                       ----------

NETWORKING EQUIPMENT  0.8%
Cabletron Systems, Inc. (a).................................   560         12,796
                                                                       ----------

OIL & GAS DRILLING  1.6%
Cooper Cameron Corp. (a)....................................   260         14,508
Diamond Offshore Drilling, Inc. ............................   350         11,568
                                                                       ----------
                                                                           26,076
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  5.2%
BJ Services Co. (a).........................................   720         20,434
National-Oilwell, Inc. (a)..................................   250          6,700
Smith International, Inc. (a)...............................   350         20,965
Veritas DGC, Inc. (a).......................................   180          4,995
Weatherford International, Inc. (a).........................   610         29,280
                                                                       ----------
                                                                           82,374
                                                                       ----------
PHARMACEUTICALS  7.6%
AdvancePCS (a)..............................................   260         16,653
Barr Laboratories, Inc. (a).................................   180         12,674
Elan Corp PLC--ADR (Ireland) (a)............................    90          5,490
Forest Laboratories, Inc. (a)...............................   350         24,850
IVAX Corp. (a)..............................................   270         10,530
Johnson & Johnson...........................................   270         13,500
King Pharmaceuticals, Inc. (a)..............................   550         29,563
Taro Pharmaceuticals Industries Ltd.--ADR (Israel) (a)......    90          7,880
                                                                       ----------
                                                                          121,140
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
PROPERTY & CASUALTY INSURANCE  1.8%
AMBAC Financial Group, Inc. ................................   270     $   15,714
MGIC Investment Corp. ......................................    90          6,538
PMI Group, Inc. ............................................    90          6,449
                                                                       ----------
                                                                           28,701
                                                                       ----------
RESTAURANTS  0.9%
Applebees International, Inc. ..............................   240          7,680
Brinker International, Inc. (a).............................   240          6,204
                                                                       ----------
                                                                           13,884
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  3.2%
KLA-Tencor Corp. (a)........................................   360         21,049
Novellus Systems, Inc. (a)..................................   530         30,099
                                                                       ----------
                                                                           51,148
                                                                       ----------
SEMICONDUCTORS  3.7%
Cirrus Logic, Inc. (a)......................................    90          2,279
Microchip Technology, Inc. (a)..............................   100          3,169
NVIDIA Corp. (a)............................................   270         25,043
QLogic Corp. (a)............................................   270         17,402
RF Micro Devices, Inc. (a)..................................   440         11,867
                                                                       ----------
                                                                           59,760
                                                                       ----------
SPECIALTY CHEMICALS  0.6%
Sigma-Aldrich Corp. ........................................   260         10,041
                                                                       ----------

SPECIALTY STORES  3.0%
Bed Bath & Beyond, Inc. (a).................................   630         19,656
Borders Group Inc. (a)......................................   280          6,272
Copart, Inc. (a)............................................   180          5,265
Venator Group, Inc. (a).....................................   450          6,885
Williams-Sonoma, Inc. (a)...................................   260         10,093
                                                                       ----------
                                                                           48,171
                                                                       ----------
STEEL  0.4%
Shaw Group, Inc. (a)........................................   170          6,817
                                                                       ----------

SYSTEMS SOFTWARE  5.4%
Compuware Corp. (a).........................................   750         10,493
Intuit, Inc. (a)............................................   370         14,796
Mercury Interactive Corp. (a)...............................   180         10,782
Oracle Corp. (a)............................................   910         17,290
Retek, Inc. (a).............................................   180          8,629
VERITAS Software Corp. (a)..................................   360         23,951
                                                                       ----------
                                                                           85,941
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Comverse Technology, Inc. (a)...............................   170          9,707
L-3 Communications Holdings, Inc. (a).......................    90          6,867
Scientific-Atlanta, Inc. ...................................   260         10,556
                                                                       ----------
                                                                           27,130
                                                                       ----------
TOBACCO  0.6%
R.J. Reynolds Tobacco Holdings, Inc. .......................   180          9,828
                                                                       ----------

TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $1,447,654).................................................    1,521,095
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                              VALUE
REPURCHASE AGREEMENT  9.7%
BankAmerica Securities ($155,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01,
  to be sold on 07/02/01 at $155,052) (Cost $155,000)...............   $  155,000
                                                                       ----------

TOTAL INVESTMENTS  105.1%
  (Cost $1,602,654).................................................    1,676,095
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.1%).......................      (81,712)
                                                                       ----------

NET ASSETS  100.0%..................................................   $1,594,383
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,602,654).........................  $1,676,095
Cash........................................................       2,648
Receivables:
  Investments Sold..........................................     117,532
  Dividends.................................................         300
  Interest..................................................          35
Other.......................................................       5,092
                                                              ----------
    Total Assets............................................   1,801,702
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................     167,170
  Distributor and Affiliates................................       2,727
  Portfolio Shares Repurchased..............................         926
Accrued Expenses............................................      28,345
Trustees' Deferred Compensation and Retirement Plans........       8,151
                                                              ----------
    Total Liabilities.......................................     207,319
                                                              ----------
NET ASSETS..................................................  $1,594,383
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,249,945
Net Unrealized Appreciation.................................      73,441
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (6,205)
Accumulated Net Realized Loss...............................    (722,798)
                                                              ----------
NET ASSETS..................................................  $1,594,383
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $1,594,383 and 302,726 shares of
  beneficial interest issued and outstanding)...............  $     5.27
                                                              ==========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   3,944
Dividends (Net of foreign withholding taxes of $2)..........      1,571
                                                              ---------
    Total Income............................................      5,515
                                                              ---------
EXPENSES:
Shareholder Reports.........................................      9,861
Custody.....................................................      9,287
Shareholder Services........................................      7,350
Trustees' Fees and Related Expenses.........................      6,156
Audit.......................................................      5,737
Investment Advisory Fee.....................................      4,718
Accounting..................................................      4,558
Legal.......................................................      2,046
Distribution (12b-1) and Service Fees.......................        720
Other.......................................................      1,207
                                                              ---------
    Total Expenses..........................................     51,640
    Expense Reduction ($4,718 Investment Advisory Fee and
     $38,897 Other).........................................     43,615
    Less Credits Earned on Cash Balances....................         99
                                                              ---------
    Net Expenses............................................      7,926
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (2,411)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(509,478)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (51,281)
  End of the Period.........................................     73,441
                                                              ---------
Net Unrealized Appreciation During the Period...............    124,722
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(384,756)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(387,167)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000 (Unaudited)

                                                                                  SEPTEMBER 25, 2000
                                                                                   (COMMENCEMENT OF
                                                                                      INVESTMENT
                                                              SIX MONTHS ENDED      OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $   (2,411)          $     (566)
Net Realized Loss...........................................       (509,478)            (213,320)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        124,722              (51,281)
                                                                 ----------           ----------
Change in Net Assets from Operations........................       (387,167)            (265,167)
Distributions from Net Investment Income....................        (20,245)                 -0-
                                                                 ----------           ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (407,412)            (265,167)
                                                                 ----------           ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      1,079,840              370,987
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         10,125                  -0-
Cost of Shares Repurchased..................................       (187,496)              (6,494)
                                                                 ----------           ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        902,469              364,493
                                                                 ----------           ----------
TOTAL INCREASE IN NET ASSETS................................        495,057               99,326
NET ASSETS:
Beginning of the Period.....................................      1,099,326            1,000,000
                                                                 ----------           ----------
End of the Period (Including accumulated undistributed net
  investment income of ($6,205) and $16,451,
  respectively).............................................     $1,594,383           $1,099,326
                                                                 ==========           ==========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  SEPTEMBER 25, 2000
                                                                                    (COMMENCEMENT
                                                                                    OF INVESTMENT
CLASS II SHARES                                               SIX MONTHS ENDED      OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $  7.46              $ 10.00
                                                                  -------              -------
  Net Investment Loss.......................................         (.03)                 -0-
  Net Realized and Unrealized Loss..........................        (2.06)               (2.54)
                                                                  -------              -------
Total from Investment Operations............................        (2.09)               (2.54)
Less Distributions from Net Investment Income...............          .10                  -0-
                                                                  -------              -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  5.27              $  7.46
                                                                  =======              =======

Total Return* (a)...........................................      -28.01%**            -25.40%**
Net Assets at End of the Period (In millions)...............      $   1.6              $   1.1
Ratio of Expenses to Average Net Assets* (b)................        1.27%                1.26%
Ratio of Net Investment Loss to Average Net Assets*.........        (.38%)               (.23%)
Portfolio Turnover..........................................         149%**                62%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        8.21%               15.73%
Ratio of Net Investment Loss to Average Net Assets..........       (7.32%)             (14.70%)

** Non-Annualized

(a) These returns do include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended June 30, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth by investing in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $77,700, which will expire in December 31, 2008.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,602,654; the aggregate gross unrealized appreciation is $124,354 and the aggregate gross

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

unrealized depreciation is $50,913, resulting in net unrealized appreciation on long- and short-term investments of $73,441.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $99 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended June 30, 2001, the Adviser voluntarily waived $4,718 of its investment advisory fees and assumed $38,897 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the six months ended June 30, 2001, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $5,092 are included in "Other Assets" and offsetting liabilities are included in "Trustees' Deferred Compensation and Retirement Plans" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 2001, Van Kampen owned 100,000 shares of the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2001, share transactions were as follows:

Beginning Shares............................................       147,281
Sales.......................................................       182,261
Dividend Reinvestment.......................................         1,907
Repurchases.................................................       (28,723)
                                                                ----------
Ending Shares...............................................       302,726
                                                                ----------
Capital at 06/30/01.........................................    $2,249,945
                                                                ----------

    For the period ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................       100,000
Sales.......................................................        48,182
Repurchases.................................................          (901)
                                                                ----------
Ending Shares...............................................       147,281
                                                                ----------
Capital at 12/31/00.........................................    $1,347,476
                                                                ----------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,720,148 and $1,771,193, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and its shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets accrued daily with respect to its Class II Shares. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $500.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR AGG 8/01                                                 3600H01-AP-8/01

Van Kampen
Life Investment Trust
Asset Allocation Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      15
                        NOTES TO FINANCIAL STATEMENTS      19

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      22
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I
-----------------------------------------------------------------------
Six-month total return based on NAV(1)                           -1.10%
-----------------------------------------------------------------------
One-year total return based on NAV(1)                            -2.74%
-----------------------------------------------------------------------
Five-year total return based on NAV(1)                            9.52%
-----------------------------------------------------------------------
Ten-year total return based on NAV(1)                            11.02%
-----------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           10.15%
-----------------------------------------------------------------------
Commencement date                                              06/30/87
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

                                                                 [CUNNIFF PHOTO]
                                                           [GILBERT PHOTO]
                                                                   [WAGLE PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ASSET ALLOCATION PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001.
THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER.
CUNNIFF HAS MANAGED THE PORTFOLIO SINCE 1995 AND HAS WORKED IN
THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO
MANAGERS KELLY GILBERT AND RAJ WAGLE. THE FOLLOWING DISCUSSION
REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT WAS THE MARKET ENVIRONMENT
    DURING THE REPORTING PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   In the stock market, further economic
weakening led many investors to focus on company valuations. Once it became clear that earnings for many companies would fall well short of expectations, investors began fleeing highly valued technology and telecommunications stocks. They looked instead to health care, financials, utilities and other defensive areas of the market that offered steady earnings potential in a deteriorating economic environment. In the bond market, meanwhile, investment-grade corporate bonds and high-quality Treasury securities outperformed as investors sought greater refuge from stock-market volatility.

    In this environment, the portfolio outperformed both the broader market and its peer funds. For the six months ended June 30, 2001, the portfolio returned -1.10 percent, while its benchmark, the Standard & Poor's 500 Index, returned -6.69 percent and the Lipper Flexible Portfolio Fund Index, which more closely resembles the portfolio, returned -4.33 percent.

    The total return of the portfolio is based on net asset value (NAV) of Class I shares and assumes reinvestment of all distributions for the period. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown.

    The S&P 500 Stock Index is an unmanaged, broad-based index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Q   WHAT WAS YOUR MANAGEMENT STRATEGY
    IN THIS ENVIRONMENT?

A   The portfolio seeks to provide high total
return through investments in equity, debt and money-market securities. To achieve this goal, we decide how we want to allocate the portfolio's assets based on economic and market trends.

    At the beginning of the reporting period, we allocated 61 percent of the portfolio's assets to stocks, 33 percent to bonds, and 6 percent to cash. By the end of the reporting period, our stock allocation remained almost unchanged, while we transferred our entire cash position into bonds. On June 30, 2001, the portfolio's asset allocation was 60 percent stocks and 40 percent bonds.

Q   WHICH STOCKS HELPED THE
    PORTFOLIO'S PERFORMANCE?

A   A handful of technology stocks helped
portfolio results in the first part of 2001 by recovering some of the ground lost the previous year. Microsoft, for example, was a significant contributor to results. The company has increased its ability to generate recurring revenues by providing a growing number of subscription-based services. Microsoft also stands to benefit from the excitement surrounding the upcoming release of many new products. AOL Time Warner also performed well for the portfolio. The long-awaited merger between America Online and Time Warner closed early in 2001--and the market reacted encouragingly to the news. IBM, another stock held by the portfolio, continued to provide investors with relatively strong results even as the fundamentals of other technology companies deteriorated.

    Keep in mind that not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or be held by the portfolio in the future.

Q   DID ANY STOCKS HURT RESULTS?

A   Yes. Many of the portfolio's weakest
performers were in the technology sector. Cisco, EMC and Oracle, long considered to be dominant businesses within their respective fields, turned in poor results during the period. We believed their strong fundamentals and competitive positions could enable them to weather the economic downturn. However, it soon became apparent that even these market leaders were vulnerable. All three companies experienced lower sales growth, leading analysts to lower their expectations for earnings growth.

Q   HOW DID YOU MANAGE THE BOND
    PORTION OF THE PORTFOLIO?

A   We continued to allocate the portfolio's
bond assets across a variety of industry sectors within the corporate bond market, focusing on investment-grade securities (bonds rated BBB or higher) with a range of maturities in order to diversify risk. (Bonds with longer maturities may generally tend to have more risk than bonds with shorter maturities). During the reporting period, we de-emphasized the utilities sector, which, due to the ongoing problems in California, continued to concern investors. Otherwise, we generally maintained a neutral weighting in most sectors relative to the portfolio's benchmark.

Q   WHAT DO YOU SEE AHEAD
    FOR THE PORTFOLIO?

A   With the timetable for economic recovery
uncertain, we will continue to manage the portfolio defensively. In our opinion, the portfolio is well positioned to face current market volatility. True to our strategy, we will strive to maintain an appropriate level of diversification--one that may help us withstand market fluctuations and enable us to take advantage of a potential stock rebound. In the meantime, we will continue to monitor the changing economic situation and adjust the portfolio's asset allocation as needed to help us serve our policyholders' best interests.

As of July 24, 2001, the equity portion of the portfolio is managed by the Small and Mid Cap Value team of Van Kampen Asset Management Inc. (the "Adviser"). The fixed income portion of the portfolio is managed by the Adviser's High Yield team and the Adviser's High Grade team. Each team is made up of established investment professionals. The Small and Mid Cap Value team currently includes John Cunniff, a Managing Director of the Adviser. The High Yield team currently includes Gordon Loery, an Executive Director of the Adviser and the High Grade team currently includes Angelo Manioudakis, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
COMMON STOCKS  59.5%
AIR FREIGHT & COURIERS  0.1%
FedEx Corp. (a).............................................       1,000     $    40,200
                                                                             -----------
AIRLINES  0.2%
AMR Corp. (a)...............................................       1,400          50,582
Delta Air Lines, Inc. ......................................         900          39,672
                                                                             -----------
                                                                                  90,254
                                                                             -----------
ALTERNATIVE CARRIERS  0.5%
Qwest Communications International, Inc. (a)................       5,556         177,070
Time Warner Telecom Inc., Class A (a).......................       1,800          60,336
                                                                             -----------
                                                                                 237,406
                                                                             -----------
ALUMINUM  0.2%
Alcoa, Inc. (a).............................................       2,200          86,680
                                                                             -----------
APPAREL & ACCESSORIES  0.4%
Jones Apparel Group, Inc. (a)...............................       1,800          77,760
Tommy Hilfiger Corp., 144A Private Placement (a) (b)........       6,600          92,400
                                                                             -----------
                                                                                 170,160
                                                                             -----------
APPAREL RETAIL  0.2%
TJX Co., Inc. ..............................................       3,000          95,610
                                                                             -----------
APPLICATION SOFTWARE  0.5%
Electronics for Imaging, Inc. (a)...........................       7,000         206,500
Roxio Inc. .................................................       1,794          23,322
                                                                             -----------
                                                                                 229,822
                                                                             -----------
AUTO PARTS & EQUIPMENT  0.5%
Delphi Automotive Systems Corp. ............................       2,488          39,634
Johnson Controls, Inc. .....................................       1,600         115,952
TRW, Inc. ..................................................       1,400          57,400
Visteon Corp. ..............................................         667          12,259
                                                                             -----------
                                                                                 225,245
                                                                             -----------
AUTOMOBILE MANUFACTURERS  0.5%
Ford Motor Co. .............................................       5,100         125,205
General Motors Corp. .......................................       1,250          80,438
                                                                             -----------
                                                                                 205,643
                                                                             -----------
BANKS  3.0%
Bank of America Corp. ......................................       5,781         347,033
Bank One Corp. .............................................       5,434         194,537
FleetBoston Financial Corp. ................................       7,331         289,208
J.P. Morgan Chase & Co. ....................................       6,250         278,750
Mellon Financial Corp. .....................................       5,000         230,000
                                                                             -----------
                                                                               1,339,528
                                                                             -----------
BIOTECHNOLOGY  0.6%
Amgen, Inc. (a).............................................       4,200         254,856
                                                                             -----------
BREWERS  0.4%
Anheuser-Busch Cos., Inc. ..................................       4,600         189,520
                                                                             -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
CASINO & GAMING  0.4%
Harrah's Entertainment, Inc. (a)............................       4,700     $   165,910
                                                                             -----------

COMMERCIAL PRINTING  0.4%
R.R. Donnelley & Sons Co. ..................................       6,500         193,050
                                                                             -----------

COMPUTER HARDWARE  2.6%
Apple Computer, Inc. (a)....................................       6,000         139,500
Compaq Computer Corp. ......................................       6,000          92,940
Dell Computer Corp. (a).....................................       2,900          75,835
Gateway, Inc. (a)...........................................       1,000          16,450
Hewlett-Packard Co. ........................................       7,600         217,360
International Business Machines Corp. ......................       4,300         485,900
Sun Microsystems, Inc. (a)..................................       8,000         125,760
                                                                             -----------
                                                                               1,153,745
                                                                             -----------
COMPUTER STORAGE & PERIPHERALS  0.3%
Lexmark International, Inc., Class A (a)....................       1,500         100,875
Network Appliance, Inc. (a).................................       2,700          36,990
                                                                             -----------
                                                                                 137,865
                                                                             -----------
COMPUTERS & ELECTRONIC RETAIL  0.5%
Best Buy Co., Inc. (a)......................................       1,900         120,688
Circuit City Stores-Circuit City Group......................       3,400          61,200
RadioShack Corp. ...........................................       1,000          30,500
                                                                             -----------
                                                                                 212,388
                                                                             -----------
CONSTRUCTION & ENGINEERING  0.4%
McDermott International, Inc. (a)...........................      15,400         179,410
                                                                             -----------

CONSTRUCTION & FARM MACHINERY  0.1%
Navistar International Corp. (a)............................       2,300          64,699
                                                                             -----------

CONSUMER FINANCE  1.7%
Household International, Inc. ..............................       5,000         333,500
MBNA Corp. .................................................       6,100         200,995
Providian Financial Corp. ..................................       3,800         224,960
                                                                             -----------
                                                                                 759,455
                                                                             -----------
CONSUMER STAPLES  0.3%
Coca-Cola Co. ..............................................       3,050         137,250
                                                                             -----------

DEPARTMENT STORES  1.0%
Federated Department Stores, Inc. (a).......................       3,100         131,750
May Department Stores Co. ..................................       4,250         145,605
Sears Roebuck & Co. ........................................       3,500         148,085
                                                                             -----------
                                                                                 425,440
                                                                             -----------
DIVERSIFIED CHEMICALS  0.5%
Dow Chemical Co. ...........................................       4,844         161,063
Du Pont (E.I.) de Nemours & Co. ............................       1,000          48,240
                                                                             -----------
                                                                                 209,303
                                                                             -----------
DIVERSIFIED COMMERCIAL SERVICES  0.1%
Cendant Corp. (a)...........................................       3,000          58,500
                                                                             -----------

DIVERSIFIED FINANCIAL SERVICES  4.0%
Charles Schwab Corp. .......................................       2,250          34,425
Citigroup, Inc. ............................................      12,966         685,124
Fannie Mae..................................................       4,500         383,175

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Freddie Mac.................................................       1,800     $   126,000
Lehman Brothers Holdings, Inc. .............................       4,000         311,000
Merrill Lynch & Co., Inc. ..................................       3,700         219,225
                                                                             -----------
                                                                               1,758,949
                                                                             -----------
DIVERSIFIED/CONGLOMERATE MANUFACTURING  0.1%
United Technologies Corp. ..................................         500          36,630
                                                                             -----------

ELECTRIC UTILITIES  1.1%
DTE Energy Co. .............................................       4,200         195,048
GPU, Inc. ..................................................       1,200          42,180
NSTAR.......................................................       1,403          59,712
TXU Corp. ..................................................       4,300         207,217
                                                                             -----------
                                                                                 504,157
                                                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
Agilent Technologies, Inc. (a)..............................       1,449          47,093
Broadcom Corp., Class A (a).................................       1,000          42,760
Sanmina Corp. (a)...........................................       2,800          65,548
SCI Systems, Inc. (a).......................................       3,700          94,350
Solectron Corp. (a).........................................       2,800          51,240
                                                                             -----------
                                                                                 300,991
                                                                             -----------
FINANCIALS  0.7%
American Express Co. .......................................       1,650          64,020
American International Group, Inc. .........................       2,919         251,034
                                                                             -----------
                                                                                 315,054
                                                                             -----------
GAS UTILITIES  0.9%
El Paso Corp. ..............................................       7,720         405,609
                                                                             -----------

GENERAL MERCHANDISE STORES  1.1%
Kmart Corp. (a).............................................       7,200          82,584
Target Corp. ...............................................       1,400          48,440
Wal-Mart Stores, Inc. ......................................       7,500         366,000
                                                                             -----------
                                                                                 497,024
                                                                             -----------
HEALTH CARE  0.8%
Merck & Co., Inc. ..........................................       5,800         370,678
                                                                             -----------

HEALTH CARE EQUIPMENT  0.9%
Baxter International, Inc. .................................       3,200         156,800
Medtronic, Inc. ............................................       5,000         230,050
                                                                             -----------
                                                                                 386,850
                                                                             -----------
HEALTH CARE FACILITIES  0.5%
HCA, Inc. ..................................................       5,000         225,950
                                                                             -----------

HOME IMPROVEMENT RETAIL  0.4%
Home Depot, Inc. ...........................................       1,800          83,790
Lowe's Cos., Inc. ..........................................       1,000          72,550
                                                                             -----------
                                                                                 156,340
                                                                             -----------
HOUSEHOLD APPLIANCES  0.5%
Whirlpool Corp. ............................................       3,300         206,250
                                                                             -----------

HOUSEHOLD PRODUCTS  0.5%
Procter & Gamble Co. .......................................       3,100         197,780
                                                                             -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
HOUSEWARES & SPECIALTIES  0.3%
Newell Rubbermaid, Inc. ....................................       5,000     $   125,500
                                                                             -----------

INDUSTRIAL CONGLOMERATES  0.4%
Minnesota Mining & Manufacturing Co. .......................       1,100         125,510
Tyco International Ltd.--ADR (Bermuda)......................       1,000          54,500
                                                                             -----------
                                                                                 180,010
                                                                             -----------
INDUSTRIAL GASES  0.2%
Praxair, Inc. ..............................................       2,100          98,700
                                                                             -----------

INDUSTRIALS  2.9%
Boeing Co. .................................................       2,000         111,200
General Electric Co. .......................................      20,700       1,009,125
Rockwell International Corp. ...............................       3,800         144,856
                                                                             -----------
                                                                               1,265,181
                                                                             -----------
INFORMATION TECHNOLOGY  0.8%
EMC Corp. (a)...............................................       5,800         168,490
Lucent Technologies, Inc. ..................................       4,400          27,280
McData Corp. (a)............................................         213           3,738
Texas Instruments, Inc. ....................................       5,000         157,500
                                                                             -----------
                                                                                 357,008
                                                                             -----------
INTEGRATED OIL & GAS  3.5%
Chevron Corp. ..............................................       2,300         208,150
Exxon Mobil Corp. ..........................................       9,072         792,439
Phillips Petroleum Co. .....................................       1,650          94,050
Royal Dutch Petroleum Co.--ADR (Netherlands)................       2,400         139,848
Texaco, Inc. ...............................................       1,900         126,540
USX--Marathon Group.........................................       5,600         165,256
                                                                             -----------
                                                                               1,526,283
                                                                             -----------
INTEGRATED TELECOMMUNICATION SERVICES  2.7%
AT&T Corp. .................................................      10,001         220,022
BellSouth Corp. ............................................       4,900         197,323
SBC Communications, Inc. ...................................       6,538         261,912
Sprint Corp. ...............................................       3,300          70,488
Verizon Communications, Inc. ...............................       8,540         456,890
                                                                             -----------
                                                                               1,206,635
                                                                             -----------
INTERNET SOFTWARE & SERVICES  1.3%
AOL Time Warner, Inc. (a)...................................      10,630         563,390
                                                                             -----------

IT CONSULTING & SERVICES  0.7%
Electronic Data Systems Corp. ..............................       4,900         306,250
                                                                             -----------

LIFE & HEALTH INSURANCE  0.7%
American General Corp. .....................................       2,400         111,480
Lincoln National Corp. .....................................       3,800         196,650
                                                                             -----------
                                                                                 308,130
                                                                             -----------
MANAGED HEALTH CARE  1.3%
Aetna Inc. (a)..............................................       3,200          82,784
CIGNA Corp. ................................................       1,000          95,820
UnitedHealth Group, Inc. ...................................       3,400         209,950
Wellpoint Health Networks, Inc., Class A (a)................       2,000         188,480
                                                                             -----------
                                                                                 577,034
                                                                             -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
MEAT, POULTRY & FISH  0.0%
Tyson Foods, Inc., Class A..................................       1,200     $    11,052
                                                                             -----------

MOVIES & ENTERTAINMENT  0.5%
Viacom, Inc., Class B (a)...................................       1,736          89,838
Vivendi Universal SA-ADR (France)...........................       1,440          83,520
Walt Disney Co. ............................................       1,000          28,890
                                                                             -----------
                                                                                 202,248
                                                                             -----------
MULTI-SECTOR HOLDINGS  0.1%
Honeywell International, Inc. ..............................       1,687          59,028
                                                                             -----------

MULTI-UTILITIES  0.1%
Enron Corp. ................................................         500          24,500
                                                                             -----------

NETWORKING EQUIPMENT  0.7%
Cisco Systems, Inc. (a).....................................      16,800         305,760
                                                                             -----------

OFFICE SERVICES & SUPPLIES  0.7%
Pitney Bowes, Inc. .........................................       7,100         299,052
                                                                             -----------

OIL & GAS EXPLORATION & PRODUCTION  0.2%
Apache Corp. ...............................................       2,000         101,500
                                                                             -----------

OIL & GAS REFINING & MARKETING  0.7%
Ashland Inc. ...............................................       3,200         128,320
Ultramar Diamond Shamrock Corp. ............................       3,700         174,825
                                                                             -----------
                                                                                 303,145
                                                                             -----------
PACKAGED FOODS  0.3%
Sara Lee Corp. .............................................       8,000         151,520
                                                                             -----------

PAPER PRODUCTS  0.4%
Bowater, Inc. ..............................................       1,500          67,110
International Paper Co. ....................................       1,000          35,700
Westvaco Corp. .............................................       3,800          92,302
                                                                             -----------
                                                                                 195,112
                                                                             -----------
PHARMACEUTICALS  3.5%
Abbott Laboratories, Inc. ..................................       4,700         225,647
Bristol-Myers Squibb Co. ...................................       5,800         303,340
Johnson & Johnson, Inc. ....................................       6,800         340,000
Pfizer, Inc. ...............................................      16,300         652,815
                                                                             -----------
                                                                               1,521,802
                                                                             -----------
PROPERTY & CASUALTY INSURANCE  1.0%
AMBAC Financial Group, Inc. ................................       1,800         104,760
MGIC Investment Corp. ......................................       2,400         174,336
Radian Group, Inc. .........................................       4,400         177,980
                                                                             -----------
                                                                                 457,076
                                                                             -----------
PUBLISHING & PRINTING  0.2%
Dow Jones & Co., Inc. ......................................         500          29,855
New York Times Co., Class A.................................       1,500          63,000
                                                                             -----------
                                                                                  92,855
                                                                             -----------
RAILROADS  0.1%
Union Pacific Corp. ........................................         800          43,928
                                                                             -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                      SHARES         VALUE
RESTAURANTS  1.4%
Brinker International, Inc. (a).............................       5,700     $   147,345
Darden Restaurants, Inc. ...................................       8,500         237,150
McDonald's Corp. ...........................................       1,000          27,060
Tricon Global Restaurants, Inc. (a).........................       5,000         219,500
                                                                             -----------
                                                                                 631,055
                                                                             -----------
SEMICONDUCTORS  1.2%
Adaptec, Inc. (a)...........................................      10,900         108,346
Intel Corp. ................................................      12,200         356,850
LSI Logic Corp. (a).........................................       3,400          63,920
                                                                             -----------
                                                                                 529,116
                                                                             -----------
SOFT DRINKS  0.9%
Pepsi Bottling Group, Inc. .................................       3,400         136,340
PepsiCo, Inc. ..............................................       5,500         243,100
                                                                             -----------
                                                                                 379,440
                                                                             -----------
STEEL  0.1%
Corus Group PLC--ADR (United Kingdom).......................       7,300          61,466
                                                                             -----------

SYSTEMS SOFTWARE  2.9%
BMC Software, Inc. (a)......................................         300           6,762
Microsoft Corp. (a).........................................      11,700         854,100
Oracle Corp. (a)............................................      17,600         334,400
VERITAS Software Corp. (a)..................................       1,339          89,084
                                                                             -----------
                                                                               1,284,346
                                                                             -----------
TELECOMMUNICATIONS EQUIPMENT  0.7%
Alcatel SA--ADR (France)....................................       1,100          22,814
Avaya, Inc. (a).............................................         366           5,014
Corning, Inc. ..............................................       1,200          20,052
JDS Uniphase Corp. (a)......................................       2,000          25,000
Motorola, Inc. .............................................       5,529          91,560
Nokia Corp.--ADR (Finland)..................................       2,000          44,080
Nortel Networks Corp.--ADR (Canada) (a).....................       6,800          61,812
Tellabs, Inc. (a)...........................................       1,300          25,194
                                                                             -----------
                                                                                 295,526
                                                                             -----------
TELECOMMUNICATIONS SERVICES  0.2%
WorldCom, Inc. (a)..........................................       5,250          74,550
WorldCom, Inc.--WorldCom Group (a)..........................         210           3,381
                                                                             -----------
                                                                                  77,931
                                                                             -----------
TOBACCO  1.1%
Philip Morris Cos., Inc. ...................................       9,300         471,975
                                                                             -----------

WIRELESS TELECOMMUNICATION SERVICES  0.1%
Nextel Communications, Inc. (a).............................       1,900          33,250
                                                                             -----------

TOTAL COMMON STOCKS  59.5%...............................................     26,271,005
                                                                             -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
          CORPORATE BONDS  18.5%
          BROADCASTING & CABLE TV  0.6%
$  250    Clear Channel Communications.............................. 7.875%    06/15/05    $   262,800
                                                                                           -----------

          CABLE TELEVISION  3.5%
   250    Comcast Cable Communications, Inc. ....................... 6.375     01/30/06        251,884
   500    Cox Communications, Inc. ................................. 6.875     06/15/05        510,082
   500    Time Warner, Inc. ........................................ 7.975     08/15/04        531,526
   250    Viacom, Inc. ............................................. 7.750     06/01/05        265,828
                                                                                           -----------
                                                                                             1,559,320
                                                                                           -----------
          CONSUMER NON-DURABLES  0.6%
   250    Coca-Cola Enterprises, Inc. .............................. 7.125     09/30/09        260,915
                                                                                           -----------

          CONSUMER SERVICES  0.8%
   350    Park Place Entertainment Corp. ........................... 7.950     08/01/03        360,762
                                                                                           -----------

          DIVERSIFIED CHEMICALS  0.6%
   250    Union Carbide Corp. ...................................... 6.250     06/15/03        254,573
                                                                                           -----------

          ENERGY  0.8%
   100    Amerada Hess Corp. ....................................... 7.875     10/01/29        105,999
   250    Coastal Corp. ............................................ 7.500     08/15/06        257,881
                                                                                           -----------
                                                                                               363,880
                                                                                           -----------
          FINANCE  3.3%
   250    American Re Corp. ........................................ 7.450     12/15/26        256,785
   250    Boeing Capital Corp. ..................................... 7.375     09/27/10        266,407
   250    Countrywide Funding Corp. ................................ 8.250     07/15/02        257,600
   250    Ford Motor Credit Co. .................................... 6.875     02/01/06        253,520
   150    State Street Corp. ....................................... 7.650     06/15/10        160,501
   250    Washington Mutual Capital, Inc. .......................... 8.375     06/01/27        254,502
                                                                                           -----------
                                                                                             1,449,315
                                                                                           -----------
          FOREST PRODUCTS  1.2%
   500    Georgia Pacific Corp. .................................... 9.950     06/15/02        518,789
                                                                                           -----------

          INTEGRATED TELECOMMUNICATION SERVICES  1.2%
   500    Verizon Communications.................................... 7.510     04/01/09        521,251
                                                                                           -----------

          PRODUCER MANUFACTURING  1.8%
   250    DaimlerChrysler........................................... 7.375     09/15/06        258,757
   250    Lockheed Martin Corp. .................................... 8.500     12/01/29        278,030
   250    USX--Marathon Group....................................... 6.650     02/01/06        254,242
                                                                                           -----------
                                                                                               791,029
                                                                                           -----------
          RETAIL  0.6%
   250    Kroger Co., Ser B......................................... 7.250     06/01/09        254,970
                                                                                           -----------

          TRANSPORTATION  0.6%
   250    CSX Corp. ................................................ 6.750     03/15/11        245,708
                                                                                           -----------

          UTILITIES  2.9%
   300    360 Communications Co. ................................... 7.125     03/01/03        308,489
   250    Niagara Mohawk Power Corp., Ser G......................... 7.750     10/01/08        255,227
   250    Qwest Capital Funding, Inc., 144A--Private Placement
          (b)....................................................... 7.900     08/15/10        258,694
   250    Southern Energy, Inc., 144A--Private Placement (b)........ 7.900     07/15/09        246,107

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)     DESCRIPTION                                                COUPON    MATURITY       VALUE
$  250    Sprint Capital Corp. ..................................... 6.125%    11/15/08    $   231,612
                                                                                           -----------
                                                                                             1,300,129
                                                                                           -----------

TOTAL CORPORATE BONDS  18.5%...........................................................      8,143,441
                                                                                           -----------

          GOVERNMENT OBLIGATIONS  21.5%
 2,200    United States Treasury Bond............................... 6.125     08/15/29      2,282,764
   500    United States Treasury Bond............................... 6.250     05/15/30        530,391
 1,000    United States Treasury Note............................... 5.125     12/31/02      1,014,375
   750    United States Treasury Note............................... 4.250     03/31/03        750,590
 1,250    United States Treasury Note............................... 5.250     08/15/03      1,273,175
   250    United States Treasury Note............................... 5.250     05/15/04        254,473
   500    United States Treasury Note............................... 6.750     05/15/05        532,655
   500    United States Treasury Note............................... 5.750     11/15/05        515,062
   250    United States Treasury Note............................... 4.625     05/15/06        246,641
   350    United States Treasury Note............................... 6.250     02/15/07        369,194
   500    United States Treasury Note............................... 6.125     08/15/07        525,109
   650    United States Treasury Note............................... 6.000     08/15/09        676,159
   500    United States Treasury Note............................... 5.750     08/15/10        511,800
                                                                                           -----------

TOTAL GOVERNMENT OBLIGATIONS...........................................................      9,482,388
                                                                                           -----------

TOTAL INVESTMENTS  99.5%
  (Cost $41,844,848)...................................................................     43,896,834
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................................        231,229
                                                                                           -----------

NET ASSETS  100.0%.....................................................................    $44,128,063
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $41,844,848)........................  $43,896,834
Receivables:
  Interest..................................................      308,321
  Dividends.................................................       27,025
  Portfolio Shares Sold.....................................       14,405
Other.......................................................       95,134
                                                              -----------
    Total Assets............................................   44,341,719
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       18,303
  Investment Advisory Fee...................................       11,843
  Portfolio Shares Repurchased..............................        7,120
  Custodian Bank............................................        5,131
Trustees' Deferred Compensation and Retirement Plans........      130,354
Accrued Expenses............................................       40,905
                                                              -----------
    Total Liabilities.......................................      213,656
                                                              -----------
NET ASSETS..................................................  $44,128,063
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $41,664,801
Net Unrealized Appreciation.................................    2,077,340
Accumulated Undistributed Net Investment Income.............      440,451
Accumulated Distributions in Excess of Net Realized Gain....      (54,529)
                                                              -----------
NET ASSETS..................................................  $44,128,063
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $44,128,063 and 4,375,791
  shares of beneficial interest issued and outstanding).....  $     10.08
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   528,353
Dividends (Net of foreign withholding taxes of $810)........      172,310
                                                              -----------
    Total Income............................................      700,663
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      109,867
Accounting..................................................       16,833
Trustees' Fees and Related Expenses.........................       12,132
Audit.......................................................       11,171
Shareholder Services........................................        6,794
Custody.....................................................        5,189
Legal.......................................................        2,320
Other.......................................................        7,169
                                                              -----------
    Total Expenses..........................................      171,475
    Investment Advisory Fee Reduction.......................       39,369
    Less Credits Earned on Cash Balances....................          266
                                                              -----------
    Net Expenses............................................      131,840
                                                              -----------
NET INVESTMENT INCOME.......................................  $   568,823
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   124,040
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,217,602
  End of the Period.........................................    2,051,986
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,165,616)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,041,576)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (472,753)
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   568,823         $  1,662,471
Net Realized Gain...........................................        124,040              297,895
Net Unrealized Depreciation During the Period...............     (1,165,616)          (2,165,267)
                                                                -----------         ------------
Change in Net Assets from Operations........................       (472,753)            (204,901)
                                                                -----------         ------------
Distributions from Net Investment Income....................     (1,716,651)          (1,929,516)
Distributions from Net Realized Gain........................       (319,906)          (4,035,440)
                                                                -----------         ------------
Total Distributions.........................................     (2,036,557)          (5,964,958)
                                                                -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (2,509,310)          (6,169,857)
                                                                -----------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      2,546,906            2,826,305
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      2,036,556            5,964,956
Cost of Shares Repurchased..................................     (3,579,353)         (10,427,668)
                                                                -----------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      1,004,109           (1,636,407)
                                                                -----------         ------------
TOTAL DECREASE IN NET ASSETS................................     (1,505,201)          (7,806,264)
NET ASSETS:
Beginning of the Period.....................................     45,633,264           53,439,528
                                                                -----------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $440,451 and $1,613,633,
  respectively).............................................    $44,128,063         $ 45,633,264
                                                                ===========         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX
                                                MONTHS
                                                ENDED                 YEAR ENDED DECEMBER 31,
CLASS I SHARES                                 JUNE 30,    ----------------------------------------------
                                               2001(A)      2000      1999      1998      1997      1996
                                               ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $10.71     $12.15    $13.38    $11.91    $11.35    $11.64
                                                ------     ------    ------    ------    ------    ------
  Net Investment Income......................      .13        .41       .46       .43       .51       .48
  Net Realized and Unrealized Gain/Loss......     (.28)      (.44)      .12      1.41      1.90      1.08
                                                ------     ------    ------    ------    ------    ------
Total from Investment Operations.............     (.15)      (.03)      .58      1.84      2.41      1.56
                                                ------     ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...      .41        .46       .45       .01       .52       .48
  Distributions from Net Realized Gain.......      .07        .95      1.36       .36      1.33      1.37
                                                ------     ------    ------    ------    ------    ------
Total Distributions..........................      .48       1.41      1.81       .37      1.85      1.85
                                                ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........   $10.08     $10.71    $12.15    $13.38    $11.91    $11.35
                                                ======     ======    ======    ======    ======    ======

Total Return*................................   -1.10%**   -0.57%     4.94%    15.67%    21.81%    13.78%
Net Assets at End of the Period (In
  millions)..................................   $ 44.1     $ 45.6    $ 53.4    $ 61.5    $ 63.3    $ 63.9
Ratio of Expenses to Average Net Assets*.....     .60%       .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*....................................    2.59%      3.37%     3.41%     3.17%     3.86%     3.78%
Portfolio Turnover...........................      17%**      55%       78%       93%       58%      118%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 2.79% to 2.59%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......     .78%       .77%      .77%      .72%      .71%      .81%
Ratio of Net Investment Income to Average Net
  Assets.....................................    2.41%      3.20%     3.24%     3.05%     3.75%     3.57%

** Non-Annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation. The Portfolio commenced investment operations on June 30, 1987.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $25,354 reduction in cost of securities and corresponding $25,354 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $43,679, increase net unrealized appreciation by $40,353, and increase net realized gains by $3,326. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, the cost of long-term investments is $41,977,268; the aggregate gross unrealized appreciation is $5,465,940 and the aggregate gross unrealized depreciation is $3,546,374, resulting in net unrealized appreciation on long-term investments of $1,919,566.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $266 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .50 of 1%
Next $500 million...........................................   .45 of 1%
Over $1 billion.............................................   .40 of 1%

    Under the terms of the Advisory Agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60%.

    For the six months ended June 30, 2001, the Adviser voluntarily waived $39,369 of investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $4,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $6,600. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $59,603 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2001, share transactions were as follows:

Beginning Shares............................................    4,261,145
Sales.......................................................      248,540
Dividend Reinvestment.......................................      210,171
Repurchases.................................................     (344,065)
                                                              -----------
Ending Shares...............................................    4,375,791
                                                              ===========
Capital at 06/30/01.........................................  $41,664,801
                                                              ===========

    For the year ended December 31, 2000, transactions were as follows:

Beginning Shares............................................    4,399,081
Sales.......................................................      251,444
Dividend Reinvestment.......................................      544,779
Repurchases.................................................     (934,159)
                                                              -----------
Ending Shares...............................................    4,261,145
                                                              ===========
Capital at 12/31/00.........................................  $40,660,692
                                                              ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,186,388 and $7,374,968, respectively.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ASSET ALLOCATION PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR AA 8/01                                                  3609H01-AP-8/01

Van Kampen
Life Investment Trust
Comstock Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      12
                        NOTES TO FINANCIAL STATEMENTS      17
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                            4.80%      4.62%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            33.51%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           12.26%     22.48%(2)
--------------------------------------------------------------------------------------
Commencement date                                              04/30/99   09/18/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 6/30/01.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

                                                                         [PHOTO]
                                                                   [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S
RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS
LED BY SENIOR PORTFOLIO MANAGER B. ROBERT BAKER, JR. BAKER HAS
MANAGED THE PORTFOLIO SINCE THE PORTFOLIO'S INCEPTION, AND HAS
WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY
PORTFOLIO MANAGERS JASON S. LEDER AND KEVIN C. HOLT. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S
PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    CONDITIONS DURING THE PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   The economic slowdown that dominated
2000 continued into the first half of 2001. Though the Federal Reserve Board lowered interest rates six times in the first six months of the year, the economy was unable to turn around. The stock market faltered as many major corporations issued earnings warnings, and investors struggled to cope with mixed economic signals.

    In the second quarter of 2001, the economy seemed to be moving towards more stable ground. Though value stocks outperformed growth stocks in the first quarter, the performance gap narrowed in the second quarter. In the second quarter, growth stocks gained some ground back, but investors remained fairly cautious.

    In spite of a difficult market environment for many investors, the portfolio returned 4.62 percent for Class II shares during the six-month period ended June 30, 2001. (Performance information for the portfolio reflects Class II shares. Performance for other share classes will vary. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels, but combined Rule 12b-1 fees and service fees of up to 0.25 percent are included.)

    By comparison, the Standard & Poor's 500 Index lost 9.10 percent, and the Standard & Poor's Barra Value Index returned -2.41 percent. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the portfolio. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   HOW DID YOU MANAGE THE PORTFOLIO
    IN THIS ENVIRONMENT?

A   We are committed to our relative value
investment strategy no matter what the market environment. This strategy allows us to use different measures to evaluate different companies, and offers us the flexibility to invest where we feel the best values are. We focus on evaluating individual stocks, not trying to guess what the market will do next. No one can predict what the market will do on any given day. Rather than let benchmarks and market trends determine where we search for stocks, we look for individual companies that have good fundamentals and attractive valuations.

    In the beginning of 2001, we found opportunities in cyclical industries such as retail, basic materials and industrials--sectors in which valuations and earnings expectations had been low. The Fed's rate cuts created a more favorable earnings environment for these stocks, which caused other investors to take notice. This renewed interest drove up valuations.

    Technology stocks continued to decline into the first quarter of 2001. We seized the opportunity to buy some companies that we believed had good fundamentals and were trading below what we thought was their fair value. In the second quarter, many of these technology stocks started coming back up to what we believe are more reasonable valuations.

Q   WHAT STOCKS HELPED PERFORMANCE
    DURING THE PERIOD?

A   Lowe's, a home improvement retail chain,
was the top contributor to the portfolio's performance. When the economy slowed dramatically at the end of last year, we were able to purchase the stock at what we believed to be an attractive valuation. Lowe's displayed other positive fundamentals such as a strong management team that sought to increase the company's profitability by moving some retail locations from rural to more urban locations. During the first half of 2001, the stock returned 63 percent. The stock reached what we believed to be a fair valuation, and, as of the end of the period, we no longer held it in the portfolio. (Holdings change daily.)

    Surprisingly, some of our top performers for this period were in the technology sector--stocks that not long ago were strong performers for growth-style portfolios. Technology stocks took off in the late 1990s, but many fell precipitously in 2000. Once they reached what we believed to be more attractive valuations, we added technology stocks such as Microsoft and Electronics for Imaging to the portfolio's holdings. These stocks have benefited performance by contributing returns of 68 percent and 111 percent in this period, respectively.

    Chevron, an oil and gas corporation, and Gap, a clothing retailer, also were among the portfolio's top performers.

    Keep in mind that not all securities in the portfolio performed as favorably, nor is there any guarantee that the securities will perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Some of the biggest detractors from
performance were consumer staples stocks, including food companies Sara Lee and ConAgra. These stocks were hurt when the Fed dropped interest rates in the first part of the year. Investors fled these stocks to take advantage of sectors with more cyclical earnings. However, we remain comfortable holding these companies. In our opinion, the stocks suffered from investor overreaction, and the fundamental strengths of the companies are intact.

    Financial stocks, such as Providian, also detracted from the portfolio's performance. Although the sector has historically performed well following interest rate cuts, financials performed poorly during the period. Above average valuations did not sit well with investors, and credit risk threatened earnings.

    International Paper and Dow Chemical also came up short of our expectations. However, the portfolio's relatively low exposure to these under-performing stocks helped minimize the negative effect to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A   We will continue to focus on individual
companies rather than economic trends. As bottom-up stock pickers, we better serve investors by seeking value one company at a time rather than worrying about the macroeconomic environment.

    The excesses of the late 1990s bull market appear to have corrected, which gives us hope that the performance gap between growth and value stocks may continue to narrow and that valuations across the board may be more reasonable. We will continue to use our relative value investment discipline to select stocks for the portfolio.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  91.9%
ADVERTISING  0.3%
Interpublic Group of Co., Inc. .............................      9,800    $    287,630
                                                                           ------------
AIRLINES  0.7%
AMR Corp. (a)...............................................     19,900         718,987
                                                                           ------------
APPAREL RETAIL  3.7%
The Gap, Inc. ..............................................    107,800       3,126,200
The Limited, Inc. ..........................................     47,000         776,440
                                                                           ------------
                                                                              3,902,640
                                                                           ------------
APPLICATION SOFTWARE  0.6%
Electronics for Imaging, Inc. (a)...........................     21,300         628,350
                                                                           ------------
AUTO PARTS & EQUIPMENT  0.3%
Delphi Automotive Systems Corp. ............................     19,700         313,821
                                                                           ------------
AUTOMOBILE MANUFACTURERS  0.4%
General Motors Corp. .......................................      5,800         373,230
                                                                           ------------

BANKS  4.2%
Bank of America Corp. ......................................      5,997         360,000
FleetBoston Financial Corp. ................................     16,818         663,470
Instinet Group, Inc. (a)....................................      4,600          85,744
J.P. Morgan Chase & Co. ....................................      8,855         394,933
SunTrust Banks, Inc. .......................................      8,000         518,240
U.S. Bancorp................................................     46,992       1,070,948
Washington Mutual, Inc. ....................................     15,170         569,633
Wells Fargo & Co. ..........................................     14,710         682,985
                                                                           ------------
                                                                              4,345,953
                                                                           ------------
BUILDING PRODUCTS  0.4%
Masco Corp. ................................................     15,100         376,896
                                                                           ------------

COMPUTER HARDWARE  2.2%
Compaq Computer Corp. ......................................     75,400       1,167,946
Dell Computer Corp. (a).....................................     15,400         402,710
Gateway, Inc. (a)...........................................      6,900         113,505
Hewlett-Packard Co. ........................................     17,500         500,500
International Business Machines Corp. ......................        600          67,800
                                                                           ------------
                                                                              2,252,461
                                                                           ------------
COMPUTER STORAGE & PERIPHERALS  0.7%
Lexmark International, Inc., Class A (a)....................     10,700         719,575
                                                                           ------------
CONSTRUCTION & FARM MACHINERY  0.4%
Caterpillar, Inc. ..........................................      8,100         405,405
                                                                           ------------
CONSUMER FINANCE  0.1%
Providian Financial Corp. ..................................      2,160         127,872
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
DEPARTMENT STORES  1.7%
Federated Department Stores, Inc. (a).......................     40,760    $  1,732,300
                                                                           ------------

DIVERSIFIED CHEMICALS  4.0%
Dow Chemical Co. ...........................................     59,200       1,968,400
Du Pont (E.I.) de Nemours & Co. ............................     46,300       2,233,512
                                                                           ------------
                                                                              4,201,912
                                                                           ------------
DIVERSIFIED FINANCIAL SERVICES  3.5%
Bear Stearns Cos., Inc. ....................................      6,190         365,024
Freddie Mac.................................................     16,940       1,185,800
Nationwide Financial Services, Inc. ........................      1,200          52,380
Stilwell Financial, Inc. ...................................     38,300       1,285,348
USA Education, Inc. ........................................     10,500         766,500
                                                                           ------------
                                                                              3,655,052
                                                                           ------------
DIVERSIFIED METALS & MINING  0.5%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........     52,055         575,208
                                                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Flextronics International Ltd. (Singapore) (a)..............     13,900         362,929
                                                                           ------------

ELECTRIC UTILITIES  7.3%
American Electric Power Co., Inc. ..........................      6,272         289,578
Constellation Energy Group, Inc. ...........................      2,030          86,478
Duke Energy Corp. ..........................................     25,000         975,250
Exelon Corp. ...............................................      5,895         377,987
IDACORP, Inc. ..............................................      3,250         113,360
NSTAR.......................................................      2,166          92,185
OGE Energy Corp. ...........................................      4,720         106,719
Public Service Enterprise Group.............................      4,900         239,610
Reliant Energy, Inc. .......................................     61,000       1,964,810
ScottishPower PLC--ADR (United Kingdom).....................     30,264         883,709
Southern Co. ...............................................     43,100       1,002,075
TXU Corp. ..................................................     26,690       1,286,191
Xcel Energy, Inc. ..........................................      8,268         235,225
                                                                           ------------
                                                                              7,653,177
                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.8%
Jabil Circuit, Inc. (a).....................................     15,800         487,588
KEMET Corp. (a).............................................     10,600         209,986
SCI Systems, Inc. (a).......................................     20,600         525,300
Solectron Corp. (a).........................................     36,200         662,460
                                                                           ------------
                                                                              1,885,334
                                                                           ------------
ENVIRONMENTAL SERVICES  1.1%
Waste Management, Inc. .....................................     38,830       1,196,741
                                                                           ------------

FOOD RETAIL  1.5%
Kroger Co. (a)..............................................     61,700       1,542,500
                                                                           ------------

FOREST PRODUCTS  0.8%
Weyerhaeuser Co. ...........................................     15,900         874,023
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
GOLD  0.6%
Barrick Gold Corp. (Canada).................................     24,230    $    367,085
Placer Dome, Inc. (Canada)..................................     31,070         304,486
                                                                           ------------
                                                                                671,571
                                                                           ------------
HEALTH CARE EQUIPMENT  0.4%
Boston Scientific Corp. (a).................................     24,000         408,000
                                                                           ------------

HEALTH CARE FACILITIES  0.3%
HCA, Inc. ..................................................      6,925         312,941
                                                                           ------------

HOUSEHOLD PRODUCTS  1.7%
Kimberly-Clark Corp. .......................................      8,160         456,144
Procter & Gamble Co. .......................................     20,100       1,282,380
                                                                           ------------
                                                                              1,738,524
                                                                           ------------
INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)............................................     24,900         842,865
Ingersoll-Rand Co. .........................................     19,500         803,400
                                                                           ------------
                                                                              1,646,265
                                                                           ------------
INSURANCE BROKERS  0.7%
Aon Corp. ..................................................     20,000         700,000
                                                                           ------------

INTEGRATED OIL & GAS  7.7%
BP Amoco PLC--ADR (United Kingdom)..........................     66,980       3,338,953
Chevron Corp. ..............................................     20,690       1,872,445
Conoco, Inc., Class A.......................................     82,100       2,315,220
Texaco, Inc. ...............................................      7,700         512,820
                                                                           ------------
                                                                              8,039,438
                                                                           ------------
INTEGRATED TELECOMMUNICATION SERVICES  7.2%
AT&T Corp. .................................................     95,300       2,096,600
Deutsche Telekom AG--ADR (Germany)..........................     25,200         565,740
SBC Communications, Inc. ...................................     10,600         424,636
Sprint Corp. ...............................................    161,700       3,453,912
Verizon Communications, Inc. ...............................     17,280         924,480
                                                                           ------------
                                                                              7,465,368
                                                                           ------------
IT CONSULTING & SERVICES  1.1%
Check Point Software Technologies Ltd. (Israel) (a).........     10,700         541,099
SunGard Data Systems, Inc. (a)..............................     20,820         624,808
                                                                           ------------
                                                                              1,165,907
                                                                           ------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. (a)............................................     14,200         268,664
                                                                           ------------

LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ............................................     19,810         796,560
                                                                           ------------

NETWORKING EQUIPMENT  0.4%
Cisco Systems, Inc. (a).....................................     21,400         389,480
                                                                           ------------

OIL & GAS DRILLING  0.4%
Diamond Offshore Drilling, Inc. ............................     12,280         405,854
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
OIL & GAS EQUIPMENT & SERVICES  4.6%
Halliburton Co. ............................................    112,590    $  4,008,204
Schlumberger Ltd. ..........................................     14,600         768,690
                                                                           ------------
                                                                              4,776,894
                                                                           ------------
OIL & GAS EXPLORATION & PRODUCTION  0.5%
Burlington Resources, Inc. .................................      6,300         251,685
Unocal Corp. ...............................................      8,090         276,274
                                                                           ------------
                                                                                527,959
                                                                           ------------
PACKAGED FOODS  2.9%
ConAgra Foods, Inc. ........................................     57,800       1,145,018
Sara Lee Corp. .............................................    100,960       1,912,182
                                                                           ------------
                                                                              3,057,200
                                                                           ------------
PAPER PACKAGING  0.6%
Sealed Air Corp. (a)........................................     16,400         610,900
                                                                           ------------

PAPER PRODUCTS  3.5%
Boise Cascade Corp. ........................................     32,990       1,160,258
International Paper Co. ....................................     69,279       2,473,260
                                                                           ------------
                                                                              3,633,518
                                                                           ------------
PHARMACEUTICALS  1.8%
American Home Products Corp. ...............................     12,300         718,812
Aventis SA--ADR (France)....................................      3,555         284,009
Pharmacia Corp. ............................................     13,100         601,945
Schering-Plough Corp. ......................................      8,500         308,040
                                                                           ------------
                                                                              1,912,806
                                                                           ------------
PHOTOGRAPHIC PRODUCTS  0.7%
Eastman Kodak Co. ..........................................     15,900         742,212
                                                                           ------------

PROPERTY & CASUALTY INSURANCE  4.0%
Allstate Corp. .............................................     43,100       1,895,969
AMBAC Financial Group, Inc. ................................     15,280         889,296
Berkshire Hathaway, Inc., Class B (a).......................        285         655,500
Chubb Corp. ................................................      6,450         499,424
LandAmerica Financial Group, Inc. ..........................      6,920         220,402
                                                                           ------------
                                                                              4,160,591
                                                                           ------------
RAILROADS  0.9%
Burlington Northern Santa Fe Corp. .........................     12,100         365,057
Canadian Pacific Ltd. (Canada)..............................     14,700         569,625
                                                                           ------------
                                                                                934,682
                                                                           ------------
RESTAURANTS  2.2%
McDonald's Corp. ...........................................     67,700       1,831,962
Outback Steakhouse, Inc. (a)................................     17,600         506,880
                                                                           ------------
                                                                              2,338,842
                                                                           ------------
SEMICONDUCTOR EQUIPMENT  1.0%
Applied Materials, Inc. (a).................................      2,900         142,390
Credence Systems Corp. (a)..................................     30,200         732,048
Novellus Systems, Inc. (a)..................................      3,400         193,086
                                                                           ------------
                                                                              1,067,524
                                                                           ------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................      4,500         131,625
                                                                           ------------

SOFT DRINKS  0.4%
Coca Cola Enterprises, Inc. ................................     28,200         461,070
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
SPECIALTY CHEMICALS  0.7%
Rohm & Haas Co. ............................................     22,500    $    740,250
                                                                           ------------

SPECIALTY STORES  0.5%
Zale Corp. (a)..............................................     16,400         552,680
                                                                           ------------

STEEL  1.5%
USX-U.S. Steel Group........................................     75,790       1,527,169
                                                                           ------------

SYSTEMS SOFTWARE  0.9%
BMC Software, Inc. (a)......................................     14,200         320,068
Microsoft Corp. (a).........................................      7,980         582,540
                                                                           ------------
                                                                                902,608
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  4.1%
Andrew Corp. (a)............................................     14,300         263,835
Ericsson LM Tel--ADR (Sweden)...............................     46,300         250,946
JDS Uniphase Corp. (a)......................................     31,500         393,750
Motorola, Inc. .............................................    175,300       2,902,968
Nokia Corp.--ADR (Finland)..................................     19,600         431,984
                                                                           ------------
                                                                              4,243,483
                                                                           ------------
TOBACCO  1.3%
Philip Morris Co., Inc. ....................................     27,040       1,372,280
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $90,828,513)...................................................      95,834,861
                                                                           ------------

SHORT-TERM INVESTMENTS  15.9%
REPURCHASE AGREEMENT  14.0%
BankAmerica Securities ($14,535,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to
  be sold on 07/02/01 at $14,539,906)..................................      14,535,000
                                                                           ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  1.9%
Federal Home Loan Mtg Disc Nts ($1,000,000 par, yielding 4.129%,
  07/19/01 maturity)...................................................         997,940
Federal Home Loan Mtg Disc Nts ($1,000,000 par, yielding 3.849%,
  08/16/01 maturity)...................................................         995,106
                                                                           ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............................       1,993,046
                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,528,046)...................................................      16,528,046
                                                                           ------------

TOTAL INVESTMENTS  107.8%
  (Cost $107,356,559)..................................................     112,362,907
LIABILITIES IN EXCESS OF OTHER ASSETS  (7.8%)..........................      (8,082,288)
                                                                           ------------

NET ASSETS  100.0%.....................................................    $104,280,619
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $14,535,000 (Cost $107,356,559)...........................  $112,362,907
Cash........................................................         1,700
Receivables:
  Investments Sold..........................................       376,474
  Portfolio Shares Sold.....................................       224,282
  Dividends.................................................       105,905
  Interest..................................................         3,270
Other.......................................................        15,642
                                                              ------------
    Total Assets............................................   113,090,180
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,633,856
  Investment Advisory Fee...................................        47,611
  Distributor and Affiliates................................        20,770
  Portfolio Shares Repurchased..............................         9,956
Accrued Expenses............................................        76,751
Trustees' Deferred Compensation and Retirement Plans........        20,617
                                                              ------------
    Total Liabilities.......................................     8,809,561
                                                              ------------
NET ASSETS..................................................  $104,280,619
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 98,500,177
Net Unrealized Appreciation.................................     5,006,348
Accumulated Undistributed Net Investment Income.............       456,865
Accumulated Net Realized Gain...............................       317,229
                                                              ------------
NET ASSETS..................................................  $104,280,619
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $49,199,813 and
    4,006,022 shares of beneficial interest issued and
    outstanding)............................................  $      12.28
                                                              ============
  Class II Shares (Based on net assets of $55,080,806 and
    4,492,426 shares of beneficial interest issued and
    outstanding.............................................  $      12.26
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,050)......  $   526,287
Interest....................................................      255,822
                                                              -----------
    Total Income............................................      782,109
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      183,645
Distribution (12b-1) and Service Fees.......................       38,276
Custody.....................................................       35,635
Accounting..................................................       16,331
Trustees' Fees and Related Expenses.........................        8,068
Legal.......................................................          780
Other.......................................................       25,807
                                                              -----------
    Total Expenses..........................................      308,542
    Less Credits Earned on Cash Balances....................          455
                                                              -----------
    Net Expenses............................................      308,087
                                                              -----------
NET INVESTMENT INCOME.......................................  $   474,022
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,492,812
  Futures...................................................   (1,072,828)
  Foreign Currency Transactions.............................          145
                                                              -----------
Net Realized Gain...........................................      420,129
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,642,957
  End of the Period.........................................    5,006,348
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,363,391
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,783,520
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,257,542
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    474,022         $   158,720
Net Realized Gain...........................................         420,129             249,770
Net Unrealized Appreciation During the Period...............       2,363,391           2,719,995
                                                                ------------         -----------
Change in Net Assets from Operations........................       3,257,542           3,128,485
                                                                ------------         -----------

Distributions from Net Investment Income:
  Class I Shares............................................             -0-            (112,156)
  Class II Shares...........................................             -0-             (58,020)
                                                                ------------         -----------
                                                                         -0-            (170,176)
                                                                ------------         -----------

Distributions from Net Realized Gain:
  Class I Shares............................................         (96,134)           (123,850)
  Class II Shares...........................................         (88,000)            (53,438)
                                                                ------------         -----------
                                                                    (184,134)           (177,288)
                                                                ------------         -----------
Total Distributions.........................................        (184,134)           (347,464)
                                                                ------------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       3,073,408           2,781,021
                                                                ------------         -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      77,117,192          23,535,840
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         184,134             347,464
Cost of Shares Repurchased..................................      (2,896,779)         (1,456,300)
                                                                ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      74,404,547          22,427,004
                                                                ------------         -----------
TOTAL INCREASE IN NET ASSETS................................      77,477,955          25,208,025
NET ASSETS:
Beginning of the Period.....................................      26,802,664           1,594,639
                                                                ------------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $456,865 and ($17,157),
  respectively).............................................    $104,280,619         $26,802,664
                                                                ============         ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        APRIL 30, 1999
CLASS I SHARES                                                                           (COMMENCEMENT
                                                  SIX MONTHS                             OF INVESTMENT
                                                     ENDED           YEAR ENDED         OPERATIONS) TO
                                                 JUNE 30, 2001    DECEMBER 31, 2000    DECEMBER 31, 1999
                                                 -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......     $11.75             $ 9.31               $10.00
                                                    ------             ------               ------
  Net Investment Income........................        .06                .14                  .10
  Net Realized and Unrealized Gain/Loss........        .51               2.57                 (.66)
                                                    ------             ------               ------
Total from Investment Operations...............        .57               2.71                 (.56)
                                                    ------             ------               ------
Less:
  Distributions from and in Excess of Net
    Investment Income..........................        -0-                .09                  .13
  Distributions from Net Realized Gain.........        .04                .18                  -0-
                                                    ------             ------               ------
Total Distributions............................        .04                .27                  .13
                                                    ------             ------               ------
NET ASSET VALUE, END OF THE PERIOD.............     $12.28             $11.75               $ 9.31
                                                    ------             ------               ------

Total Return*..................................      4.80%**           29.79%               -5.53%**
Net Assets at End of the Period (In
  millions)....................................     $ 49.2             $ 16.7               $  1.6
Ratio of Expenses to Average Net Assets* (a)...       .93%              1.01%                 .95%
Ratio of Net Investment Income to Average Net
  Assets*......................................      1.63%              2.49%                1.99%
Portfolio Turnover.............................        33%**              74%                  42%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)....        N/A              2.20%               10.36%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................        N/A              1.30%               (7.42%)

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                               SEPTEMBER 18, 2000
CLASS II SHARES                                                                  (COMMENCEMENT
                                                               SIX MONTHS        OF INVESTMENT
                                                                  ENDED          OPERATIONS) TO
                                                              JUNE 30, 2001    DECEMBER 31, 2000
                                                              -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................     $11.75              $10.19
                                                                 ------              ------
  Net Investment Income.....................................        .08                 .04
  Net Realized and Unrealized Gain..........................        .47                1.68
                                                                 ------              ------
Total from Investment Operations............................        .55                1.72
                                                                 ------              ------
Less:
  Distributions from and in Excess of Net Investment
    Income..................................................        -0-                 .08
  Distributions from Net Realized Gain......................        .04                 .08
                                                                 ------              ------
Total Distributions.........................................        .04                 .16
                                                                 ------              ------
NET ASSET VALUE, END OF THE PERIOD..........................     $12.26              $11.75
                                                                 ------              ------

Total Return* (a)...........................................      4.62%**            17.07%**
Net Assets at End of the Period (In millions)...............     $ 55.1              $ 10.1
Ratio of Expenses to Average Net Assets*....................      1.08%               1.20%
Ratio of Net Investment Income to Average Net Assets*.......      1.46%               2.14%
Portfolio Turnover..........................................        33%**               74%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        N/A               2.38%
Ratio of Net Investment Income to Average Net Assets........        N/A                .96%

** Non-Annualized

(a) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

N/A--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $107,425,120; the aggregate gross unrealized appreciation is $6,417,539 and the aggregate gross

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

unrealized depreciation is $1,479,752, resulting in net unrealized appreciation on long- and short-term investments of $4,937,787.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $455 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................      .60%
Over $500 million...........................................      .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2001, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $6,800, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,400. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $15,621 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $45,640,607 and $52,859,570 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  2,811,703    $33,688,909
  Class II..................................................  3,633,551     43,428,283
                                                              ---------    -----------
Total Sales.................................................  6,445,254    $77,117,192
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................      8,530    $    96,134
  Class II..................................................      7,808         88,000
                                                              ---------    -----------
Total Dividend Reinvestment.................................     16,338    $   184,134
                                                              =========    ===========
Repurchases:
  Class I...................................................   (233,825)   $(2,778,320)
  Class II..................................................    (10,108)      (118,459)
                                                              ---------    -----------
Total Repurchases...........................................   (243,933)   $(2,896,779)
                                                              =========    ===========

    At December 31, 2000, capital aggregated $14,633,884 and $9,461,746 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  1,366,538    $14,172,328
  Class II..................................................    852,259      9,363,512
                                                              ---------    -----------
Total Sales.................................................  2,218,797    $23,535,840
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................     21,969    $   236,006
  Class II..................................................     10,132        111,458
                                                              ---------    -----------
Total Dividend Reinvestment.................................     32,101    $   347,464
                                                              =========    ===========
Repurchases:
  Class I...................................................   (140,132)   $(1,443,079)
  Class II..................................................     (1,216)       (13,221)
                                                              ---------    -----------
Total Repurchases...........................................   (141,348)   $(1,456,300)
                                                              =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $84,683,795 and $18,031,820, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the six months ended June 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 30, 2000............................     -0-
Futures Opened..............................................      78
Futures Closed..............................................     (78)
                                                                 ---
Outstanding at June 30, 2001................................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately 21,200.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive

Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR COM 8/01                                                 3585H01-AP-8/01

Van Kampen
Life Investment Trust
Domestic Income Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                      Q&A WITH YOUR PORTFOLIO MANAGER       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      10
                        NOTES TO FINANCIAL STATEMENTS      15

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      19
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      20

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio manager, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                            5.04%      4.96%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            10.99%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                            7.01%        N/A
--------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                             8.96%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            7.33%      5.23%(2)
--------------------------------------------------------------------------------------
Commencement date                                              11/04/87   12/15/00
--------------------------------------------------------------------------------------
SEC Yield(3)                                                      6.82%      6.56%
--------------------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's return would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the return would have been lower.

(2) Class II Shares commenced operations on 12/15/00. This return represents cumulative total return from commencement to 06/30/01.

(3) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN LIFE INVESTMENT TRUST--DOMESTIC INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE
PAST SIX MONTHS. THE TEAM IS LED BY
KELLY GILBERT, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE PORTFOLIO'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The first six months of the fiscal year were
part of one of the most difficult periods for the corporate bond market. Over the last two quarters of 2000, investors reacted to a slowing economy and deteriorating corporate earnings by shunning lower-rated corporate bonds in favor of higher-quality corporate issues and U.S. Treasury securities. During this period, the Treasury market yield curve inverted (in other words, short-term rates moved higher than long-term rates) and the yield spread between Treasuries and corporates moved toward a 10-year high. In the end, the performance of Treasuries through the last half of 2000 was much stronger than that of corporate bonds.

    By the start of 2001, however, it had become clear that the Federal Reserve Board (the "Fed") would need to ease short-term interest rates in order to encourage business and consumer borrowing and trigger spending that could stimulate economic growth. They responded by lowering the target fed funds rate on six separate occasions over the first half of the year, resulting in a cumulative reduction of two-and-three-quarter percentage points.

    With these rate cuts, the yield curve steepened (short-term rates came down more than long-term rates) and investors became more optimistic that an economic recession could be avoided. As the Fed seemed willing to take steps to kick-start the economy, investors appeared more willing to take on investment risk, venturing away from ultra-safe investments in search of additional yield. New corporate bond issuance in the first half of 2001 was well received by the marketplace, and new-issue volume in the first two quarters alone exceeded the volume for all of last year.

    The slowing economy continues to cast a shadow on the corporate bond market, as investors fret over its impact on corporate earnings. A seemingly endless parade of negative earnings announcements in the first two quarters of 2001 have kept investors on edge, pushing back hopes for an economic recovery.

    Also, a number of corporate issuers in the packaging and building materials sectors were hit hard--or even put out of business--by asbestos-related liability claims. These concerns have haunted the market since late last year. Fortunately, many of last year's "fallen angels" (well-known companies that surprised the market with credit problems that led to downgrades) have rebounded this year, a welcome sign that suggests the market may have regained its footing.

    The market has improved from the
stand-point of technical factors, such as supply/demand dynamics, tightening yield spreads, and a firming equity market, but a number of fundamental factors--such as the economy's continued weakness, poor corporate earnings, rising unemployment and continued layoffs, and signs that consumer spending may be losing steam--are still cause for concern. In this environment, corporate bonds have outperformed all but high-yield bonds in the fixed-income category.

    For the six months ended June 30, 2001, the portfolio achieved a total return of 5.04 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio returns would have been lower.

    By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 5.92 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index which reflects the general performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN REPOSITIONING THE PORTFOLIO?

A   With declining interest rates in the
spotlight, we increased our exposure to financial issuers during the period, targeting banks and finance companies. Our focus has been on top names in this sector, such as Household, Mellon, and Capital One.

    One group that we have moved away from is the utilities sector, which due to the ongoing problems in California has continued to unsettle investors. We will continue to monitor this sector closely. We also sold our holdings in Bausch & Lomb (a manufacturer of eyewear and eye care products) in May 2001, liquidating our position prior to their report of disappointing earnings.

    We continue to look for opportunities to enhance the portfolio's yield component and to pursue bond issues that we believe exhibit strong relative value.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    AND THE PORTFOLIO IN THE MONTHS AHEAD?

A   Although the market's technical indicators
continue to be strong, we remain cautiously optimistic on the long-term prospects for the investment-grade corporate sector. Since the start of the year, yield spreads have narrowed considerably, suggesting that the market could be vulnerable to spread widening. Expectations are for weak second quarter earnings announcements, and the "summer doldrums" could further dampen trading.

    Investors are anticipating perhaps one or two further interest rate cuts by the Fed, but it is widely accepted that we are nearing the end of the Fed's easing cycle. Historically, an interest rate cut has taken about six months to take effect on economic activity, so we hope to see improvement in the economy over the last half of 2001. If the economy turns up, corporate bonds should benefit.

As of July 24, 2001, the fund is managed by the High Yield and High Grade teams of Van Kampen Asset Management Inc. ("The Adviser"). The teams are made up of established investment professionals. Current members of the High Yield Team include Gordon W. Loery, an Executive Director of the Adviser. Current members of the High Grade team include Angelo Manioudakis, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                COUPON     MATURITY       VALUE
          CORPORATE BONDS  86.7%
          CONSUMER DISTRIBUTION  7.4%
$500      Gruma SA De CV, 144A -- Private Placement (Mexico) (a)....  7.625%    10/15/07    $   448,750
 250      Kroger Co.................................................  7.375     03/01/05        259,488
 500      Nabisco, Inc..............................................  7.550     06/15/15        510,253
 250      Safeway, Inc..............................................  7.250     02/01/31        246,502
                                                                                            -----------
                                                                                              1,464,993
                                                                                            -----------
          CONSUMER DURABLES  1.3%
 250      DaimlerChrysler...........................................  7.375     09/15/06        258,757
                                                                                            -----------
          CONSUMER NON-DURABLES  2.2%
 200      Kellogg Co, 144A -- Private Placement (a).................  6.600     04/01/11        195,786
 250      Pepsi Bottling Group, Inc.................................  7.000     03/01/29        250,759
                                                                                            -----------
                                                                                                446,545
                                                                                            -----------
          CONSUMER SERVICES  15.1%
 250      AT&T Canada, Inc. (Canada)................................  7.650     09/15/06        247,341
 250      Clear Channel Communications..............................  7.875     06/15/05        262,800
 250      Comcast Cable Communications, Inc.........................  6.375     01/30/06        251,884
 250      Cox Communications, Inc...................................  6.875     06/15/05        255,041
 500      CSC Holdings, Inc.........................................  7.875     12/15/07        501,250
 250      Liberty Media Corp........................................  8.250     02/01/30        218,301
 250      News America Holdings, Inc................................  8.875     04/26/23        264,033
 500      Park Place Entertainment Corp.............................  7.950     08/01/03        515,374
 100      Time Warner Entertainment Co..............................  8.375     07/15/33        109,026
 250      Time Warner, Inc..........................................  7.975     08/15/04        265,763
 100      Viacom, Inc...............................................  7.750     06/01/05        106,331
                                                                                            -----------
                                                                                              2,997,144
                                                                                            -----------
          ENERGY  6.1%
 100      Amerada Hess Corp.........................................  7.875     10/01/29        105,998
 100      El Paso Energy Corp.......................................  6.950     12/15/07         99,110
 250      Norcen Energy Resources Ltd. (Canada).....................  7.375     05/15/06        261,980
 250      PDV America, Inc..........................................  7.875     08/01/03        251,836
 250      Tosco Corp................................................  8.250     05/15/03        263,495
 250      Williams Cos., Inc., 144A-Private Placement (a)...........  7.500     01/15/31        234,996
                                                                                            -----------
                                                                                              1,217,415
                                                                                            -----------
          FINANCE  20.1%
 250      BB&T Corp.................................................  6.375     06/30/05        248,785
 200      BNP Paribas...............................................  7.200     01/15/07        208,524
 150      Capital One Bank..........................................  8.250     06/15/05        155,259
 250      Ford Motor Credit Co......................................  6.875     02/01/06        253,520
 250      General Electric Capital Corp.............................  6.500     12/10/07        258,887
 250      Household Finance Corp....................................  6.750     05/15/11        247,075
 125      Korea Development Bank (Korea)............................  6.500     11/15/02        127,033
 250      Lehman Brothers Holdings, Inc.............................  8.500     05/01/07        272,695
 250      Liberty Property LP.......................................  8.500     08/01/10        267,737
 250      Mack-Cali Realty LP.......................................  7.750     02/15/11        253,178
 250      MBNA American Bank National...............................  6.500     06/20/06        246,198
 250      Nordbanken AB, 144A -- Private Placement (Sweden) (a).....  7.250     11/12/09        255,802
 125      State Street Corp.........................................  7.650     06/15/10        133,751

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                COUPON     MATURITY       VALUE
          FINANCE (CONTINUED)
$100      Union Planters Corp. Sub..................................  7.750%    03/01/11    $   103,351
 250      UtiliCorp Canada Finance, 144A -- Private Placement
          (Canada) (a)..............................................  7.750     06/15/11        247,934
 250      Verizon Global Funding Corp., 144A -- Private Placement
          (a).......................................................  6.750     12/01/05        256,794
 250      Washington Mutual Capital, Inc............................  8.375     06/01/27        254,503
 200      Wells Fargo Bank..........................................  6.450     02/01/11        197,021
                                                                                            -----------
                                                                                              3,988,047
                                                                                            -----------
          PRODUCER MANUFACTURING  2.6%
 250      USA Waste Services, Inc...................................  7.000     10/01/04        254,615
 250      USX Corp..................................................  6.650     02/01/06        254,242
                                                                                            -----------
                                                                                                508,857
                                                                                            -----------
          RAW MATERIALS/PROCESSING INDUSTRIES  8.9%
 250      Alcoa Inc.................................................  6.500     06/01/11        249,018
 250      Dow Chemical Co...........................................  7.375     11/01/29        255,845
 500      Georgia-Pacific Corp......................................  9.950     06/15/02        518,789
 250      Rohm & Haas Co............................................  6.950     07/15/04        259,387
 250      Union Carbide Corp........................................  6.250     06/15/03        254,573
 150      Vicap SA (Mexico)......................................... 10.250     05/15/02        149,625
 100      Vicap SA (Mexico)......................................... 11.375     05/15/07         84,500
                                                                                            -----------
                                                                                              1,771,737
                                                                                            -----------
          TECHNOLOGY  0.6%
 100      Lockheed Martin Corp......................................  8.500     12/01/29        111,212
                                                                                            -----------

          TRANSPORTATION  5.4%
 100      Canadian National Railway Co. (Canada)....................  7.625     05/15/23        103,677
 250      CSX Corp..................................................  6.750     03/15/11        245,708
 500      Delta Airlines, Inc.......................................  9.750     05/15/21        501,685
 200      United Airlines, Inc...................................... 10.020     03/22/14        212,349
                                                                                            -----------
                                                                                              1,063,419
                                                                                            -----------
          UTILITIES  17.0%
 500      AT&T Wireless, 144A -- Private Placement (a)..............  7.875     03/01/11        501,792
 500      Cleveland Electric Illuminating Co........................  7.625     08/01/02        510,304
 250      Enron Corp................................................  7.125     05/15/07        256,305
 250      France Telecom, 144A -- Private Placement (France) (a)....  7.750     03/01/11        255,251
 250      Israel Electric Corp. Ltd., 144A -- Private Placement
          (Israel) (a)..............................................  8.250     10/15/09        257,501
 250      Niagara Mohawk Power Corp., Ser G.........................  7.750     10/01/08        255,227
 230      Phillips Petroleum Co.....................................  9.375     02/15/11        269,692
 100      Public Service Co. Colorado...............................  8.750     03/01/22        103,850
 250      Qwest Capital Funding, Inc................................  7.900     08/15/10        258,694
 250      Southern Energy, Inc., 144A -- Private Placement (a)......  7.900     07/15/09        246,107
 250      Vodafone Group PLC (United Kingdom).......................  7.750     02/15/10        263,075
 200      Worldcom, Inc.............................................  8.250     05/15/31        196,708
                                                                                            -----------
                                                                                              3,374,506
                                                                                            -----------

TOTAL CORPORATE BONDS  86.7%............................................................     17,202,632
                                                                                            -----------

          GOVERNMENT OBLIGATIONS  10.9%
 250      Federal National Mortgage Association Pools...............  7.000     07/15/05        265,249
 149      Federal National Mortgage Association Pools............... 10.000     04/01/21        162,696
 100      Ontario Province (Canada).................................  7.625     06/22/04        106,859

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                                        MARKET
(000)     DESCRIPTION                                                COUPON     MATURITY       VALUE
          GOVERNMENT OBLIGATIONS (CONTINUED)
$150      Republic of Italy (Italy).................................  5.250%    04/05/06    $   147,548
 250      United Mexican States (Mexico)............................ 10.375     02/17/09        281,250
 150      United States Treasury Bond...............................  6.125     08/15/29        155,612
 400      United States Treasury Bond...............................  6.250     05/15/30        424,313
 500      United States Treasury Note...............................  5.750     11/15/05        515,062
 100      United States Treasury Note...............................  6.125     08/15/07        105,022
                                                                                            -----------

TOTAL GOVERNMENT OBLIGATIONS  10.9%.....................................................      2,163,611
                                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $19,051,527)....................................................................     19,366,243
REPURCHASE AGREEMENT  1.1%
Bank of America Securities ($215,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on 07/02/01 at $215,073)
  (Cost $215,000).......................................................................        215,000
                                                                                            -----------

TOTAL INVESTMENTS  98.7%
  (Cost $19,266,527)....................................................................     19,581,243
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.............................................        264,147
                                                                                            -----------

NET ASSETS  100.0%......................................................................    $19,845,390
                                                                                            ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $19,266,527)........................  $19,581,243
Cash........................................................        2,014
Receivables:
  Interest..................................................      346,573
  Portfolio Shares Sold.....................................        2,220
Other.......................................................       91,047
                                                              -----------
    Total Assets............................................   20,023,097
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       10,628
  Portfolio Shares Repurchased..............................        3,201
  Investment Advisory Fee...................................          698
Trustees' Deferred Compensation and Retirement Plans........      125,423
Accrued Expenses............................................       37,757
                                                              -----------
    Total Liabilities.......................................      177,707
                                                              -----------
NET ASSETS..................................................  $19,845,390
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $20,982,256
Accumulated Undistributed Net Investment Income.............      459,424
Net Unrealized Appreciation.................................      353,715
Accumulated Net Realized Loss...............................   (1,950,005)
                                                              -----------
NET ASSETS..................................................  $19,845,390
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $18,851,208 and
    2,458,218 shares of beneficial interest issued and
    outstanding)............................................  $      7.67
                                                              ===========
  Class II Shares (Based on net assets of $994,182 and
    129,507 shares of beneficial interest issued and
    outstanding)............................................  $      7.68
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $651,712
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    45,701
Trustees' Fees and Related Expenses.........................    11,865
Audit.......................................................     9,131
Accounting..................................................     9,036
Shareholder Services........................................     7,948
Shareholder Reports.........................................     7,204
Custody.....................................................     3,173
Legal.......................................................     2,085
Distribution (12b-1) and Service Fees.......................       471
Other.......................................................     2,850
                                                              --------
  Total Expenses............................................    99,464
  Investment Advisory Fee Reduction.........................    43,974
  Less Credits Earned on Cash Balances......................       188
                                                              --------
  Net Expenses..............................................    55,302
                                                              --------
NET INVESTMENT INCOME.......................................  $596,410
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(54,031)
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (27,117)
  End of the Period.........................................   314,716
                                                              --------
Net Unrealized Appreciation During the Period...............   341,833
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $287,802
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $884,212
                                                              ========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   596,410          $ 1,239,929
Net Realized Loss...........................................        (54,031)            (812,670)
Net Unrealized Appreciation During the Period...............        341,833              564,622
                                                                -----------          -----------
Change in Net Assets from Operations........................        884,212              991,881
                                                                -----------          -----------
Distributions from Net Investment Income:
  Class I Shares............................................     (1,241,551)          (1,321,534)
  Class II Shares...........................................        (16,496)                 -0-
                                                                -----------          -----------
Total Distributions.........................................     (1,258,047)          (1,321,534)
                                                                -----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (373,835)            (329,653)
                                                                -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      3,307,528            3,348,799
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,258,047            1,321,534
Cost of Shares Repurchased..................................     (1,604,740)          (3,411,932)
                                                                -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      2,960,835            1,258,401
                                                                -----------          -----------
TOTAL INCREASE IN NET ASSETS................................      2,587,000              928,748
NET ASSETS:
Beginning of the Period.....................................     17,258,390           16,329,642
                                                                -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $459,424 and $1,160,060,
  respectively).............................................    $19,845,390          $17,258,390
                                                                ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   SIX
                                                  MONTHS
                                                  ENDED                 YEAR ENDED DECEMBER 31,
                                                 JUNE 30,     -------------------------------------------
CLASS I SHARES                                  2001(B)(C)    2000      1999     1998      1997     1996
                                                ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......    $7.84       $8.04    $ 8.75    $8.25    $ 8.01    $8.21
                                                  -----       -----    ------    -----    ------    -----
  Net Investment Income.......................      .25         .58       .61      .61       .70      .75
  Net Realized and Unrealized Gain/Loss.......      .14        (.12)     (.74)    (.09)      .25     (.21)
                                                  -----       -----    ------    -----    ------    -----
Total from Investment Operations..............      .39         .46      (.13)     .52       .95      .54
Less Distributions from Net Investment
  Income......................................      .56         .66       .58      .02       .71      .74
                                                  -----       -----    ------    -----    ------    -----
NET ASSET VALUE, END OF THE PERIOD............    $7.67       $7.84    $ 8.04    $8.75    $ 8.25    $8.01
                                                  =====       =====    ======    =====    ======    =====

Total Return*.................................    5.04%**     6.13%    -1.55%    6.34%    11.90%    6.68%
Net Assets at End of the Period (In
  millions)...................................    $18.9       $17.3    $ 16.3    $17.9    $ 17.2    $19.8
Ratio of Expenses to Average Net Assets*
  (a).........................................     .60%        .62%      .61%     .60%      .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*.....................................    6.53%       7.59%     7.43%    7.29%     7.74%    7.97%
Portfolio Turnover............................      29%**       86%       74%      46%       78%      77%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)...    1.08%       1.44%     1.10%    1.09%     1.05%    1.29%
Ratio of Net Investment Income to Average Net
  Assets......................................    6.05%       6.77%     6.94%    6.80%     7.29%    7.28%

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .01% for the years ended December 31, 2000 and 1999, respectively.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 7.06% to 6.53%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 SIX        DECEMBER 15, 2000
                                                                MONTHS        (COMMENCEMENT
                                                                ENDED         OF INVESTMENT
                                                               JUNE 30,      OPERATIONS) TO
CLASS II SHARES                                               2001(C)(D)    DECEMBER 31, 2000
                                                              -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $7.85            $  7.83
                                                                -----            -------
  Net Investment Income.....................................      .19                .02
  Net Realized and Unrealized Gain/Loss.....................      .19                -0-
                                                                -----            -------
Total from Investment Operations............................      .38                .02
Less Distributions from Net Investment Income...............      .55                -0-
                                                                -----            -------
NET ASSET VALUE, END OF THE PERIOD..........................    $7.68            $  7.85
                                                                =====            =======

Total Return* (a)...........................................    4.96%**            0.26%**
Net Assets at End of the Period (In millions)...............    $ 1.0            $   1.0
Ratio of Expenses to Average Net Assets* (b)................     .85%               .87%
Ratio of Net Investment Income to Average Net Assets*.......    6.28%              7.49%
Portfolio Turnover..........................................      29%**              86%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................    1.33%             24.49%
Ratio of Net Investment Income/Loss to Average Net Assets...    5.80%            (16.13%)

** Non-Annualized

(a) These returns do include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended December 31, 2000.

(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 6.81% to 6.28%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(d) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Domestic Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The Portfolio commenced investment operations on November 4, 1987. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximated market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $38,999 reduction in cost of securities and corresponding $38,999 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $48,238; increase net unrealized appreciation by $47,317, and increase net realized gains by $921. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,873,811, which will expire between December 31, 2002 and December 31, 2008.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $19,313,844; the aggregate gross unrealized appreciation is $445,166 and the aggregate gross unrealized depreciation is $177,767, resulting in net unrealized appreciation on long- and short-term investments of $267,399.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $188 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................          .50%
Next $500 million...........................................          .45%
Over $1 billion.............................................          .40%

    The effective management fee based upon the average daily net assets of the Combined Portfolios for the six months ended June 30, 2001 was .50%.

    Under the terms of the Advisory Agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the six months ended June 30, 2001, the Adviser voluntary waived $43,974 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

ended June 30, 2001, the Portfolio recognized expenses of approximately $900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,400. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $55,500 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $19,980,856 and $1,001,400 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   295,817    $ 2,282,492
  Class II..................................................   132,617      1,025,036
                                                              --------    -----------
Total Sales.................................................   428,434    $ 3,307,528
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   163,577    $ 1,241,551
  Class II..................................................     2,168         16,496
                                                              --------    -----------
Total Dividend Reinvestment.................................   165,745    $ 1,258,047
                                                              ========    ===========
Repurchases:
  Class I...................................................  (202,084)   $(1,563,608)
  Class II..................................................    (5,406)       (41,132)
                                                              --------    -----------
Total Repurchases...........................................  (207,490)   $(1,604,740)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $18,020,421 and $1,000 for Class I and II, respectively. For the six months ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   439,662    $ 3,347,799
  Class II..................................................       128          1,000
                                                              --------    -----------
Total Sales.................................................   439,790    $ 3,348,799
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   176,550    $ 1,321,534
  Class II..................................................       -0-            -0-
                                                              --------    -----------
                                                               176,550    $ 1,321,534
                                                              ========    ===========
Repurchases:
  Class I...................................................  (446,170)   $(3,411,932)
  Class II..................................................       -0-            -0-
                                                              --------    -----------
                                                              (446,170)   $(3,411,932)
                                                              ========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,698,243 and $5,136,179, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $200.

                                      VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
DOMESTIC INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 WEST WACKER DRIVE
CHICAGO, ILLINOIS 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR DI 8/01                                                  3615H01-AP-8/01

Van Kampen
Life Investment Trust
Emerging Growth Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      12
                        NOTES TO FINANCIAL STATEMENTS      17



            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                          -21.61%    -21.71%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                           -36.94%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                           18.93%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           21.77%    -39.28%(2)
--------------------------------------------------------------------------------------
Commencement date                                              07/03/95   09/18/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 6/30/01.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the return would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[LEWIS PHOTO][LUBY PHOTO][WALKER PHOTO][BRICKHOUSE PHOTO][HART PHOTO]

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT DURING THE PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   The broad stock market did not react well
to the slowing economy, and growth stocks suffered in particular. Corporate earnings warnings were prevalent and capital spending budgets were slashed. Growth stocks experienced tremendous valuation compression--or dramatic drops in stock prices--as the market discounted the worsening economic and fundamental outlook.

    In addition, the Securities and Exchange Commission's Regulation Fair Disclosure (Reg FD) policy, which was instituted in October 2000, significantly reduced the amount of information that companies had historically given to analysts and shareholders. Reg FD effectively cut off information to investors when they needed to hear it most. As a result, on the first hint of bad news, investors were more inclined to sell first and ask questions later.

    The stock market lacked leadership and discernible trends. Sectors that performed well one month often performed poorly the next. Although the Federal Reserve Board's aggressive interest-rate cuts spurred several short-term rallies, the market was unable to recover by the end of the reporting period.

    Against this backdrop, the portfolio returned -21.61 percent for the six months ended June 30, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    By comparison, the Russell 1000(R) Growth Index returned -14.24 percent. The Russell 1000(R) Growth Index is generally representative of the U.S. market for large capitalization stocks. It contains securities that growth managers typically select from the Russell 1000(R) Index. The index is an unmanaged statistical composite, and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHY DID THE PORTFOLIO NOT PERFORM
    AS WELL AS IT HAD IN THE PAST?

A   In January 2001, the Fed surprised the
market with a 50 basis point (0.50 percent) reduction in the Federal Funds Rate. Although this rate cut sparked a short-term rally, economically sensitive--or cyclical--stocks posted the strongest performance. Value stocks, which are those stocks with low valuations, also performed strongly.

    As a result, our style of investing was dramatically out of favor with the market. We seek stocks with rising earnings estimates and rising valuations. In the current economic environment, it was nearly impossible to find companies exhibiting both of these characteristics. Investor skepticism, brought on by a slowing economy, remained high. Investors shunned high-growth stocks, fearing potential downward surprise.

    Although the period was one of the most frustrating and disappointing we have experienced, we do not change our investment style to follow what is popular in the short term. We understand that shareholders expect each fund in their portfolios to follow a stated investment style. Moreover, our stock-selection process is time tested, and we do not consider this relatively short period of weak performance indicative of the portfolio's long-term potential.

Q   WHAT WAS YOUR STRATEGY FOR MANAGING
    THE PORTFOLIO DURING THIS PERIOD?

A   Our investment discipline remained the
same: we look to invest in stocks with rising earnings valuations and rising earnings. However, during particularly difficult economic and market conditions, most stocks typically experience diminished earnings as well as declining valuations. These conditions prevailed during the period, and therefore we favored those companies whose valuations were falling the least.

    Because of the added risk brought on by the recent economic downturn, we have looked to both increase the number of portfolio holdings and increase diversification among different areas of the market. Notably, we reduced the portfolio's weighting in technology stocks and increased its weighting in the retail and health care sectors.

Q   WHICH STOCKS CONTRIBUTED TO THE
    PORTFOLIO'S PERFORMANCE?

A   Strong performers during the period
included eBay, Lowe's, and Bed Bath & Beyond. These stocks benefited from the resilient consumer's robust spending. Despite the market's negative reaction to the slowing economy, the consumer remained relatively unaffected. In addition, the strong housing market helped boost Lowe's and Bed Bath & Beyond. NVIDIA, a manufacturer of graphics processors for personal computers, also contributed positively to the portfolio's return.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS HURT PERFORMANCE?

A   The portfolio's worst performing stocks
were from the technology sector. Software companies Check Point Software and Siebel Systems declined during the period as corporations cut technology spending. Data storage company EMC preannounced an earnings disappointment. As demand for storage products fell, EMC was forced to discount prices, which hurt profit margins. Comverse Technology suffered because slowing growth in wireless phone subscriptions weakened the demand for Comverse's wireless e-mail products.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MONTHS AHEAD?

A   A sustained recovery in high-growth stocks
probably will not occur until investors gain more confidence that companies will once again be able to hit or exceed earnings expectations. The Fed has demonstrated its willingness to stimulate the economy, and the stock market has historically performed well following aggressive interest-rate cuts.

    We are long-term investors and encourage shareholders to also keep a long-term perspective. We are confident in our investment strategy and believe that being disciplined is the best way to achieve long-term results.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  88.2%
ADVERTISING  0.3%
TMP Worldwide, Inc. (a).....................................     25,000    $  1,500,000
                                                                           ------------

AEROSPACE & DEFENSE  1.9%
General Dynamics Corp. .....................................     30,000       2,334,300
Lockheed Martin Corp. ......................................    110,000       4,075,500
United Technologies Corp. ..................................     67,000       4,908,420
                                                                           ------------
                                                                             11,318,220
                                                                           ------------
AIRLINES  0.7%
Southwest Airlines Co. .....................................    213,000       3,938,370
                                                                           ------------
ALUMINUM  1.0%
Alcoa, Inc. ................................................    155,000       6,107,000
                                                                           ------------

APPAREL RETAIL  1.2%
Abercrombie & Fitch Co., Class A (a)........................     70,000       3,115,000
American Eagle Outfitters, Inc. (a).........................     67,500       2,378,700
The Gap, Inc. ..............................................     55,000       1,595,000
                                                                           ------------
                                                                              7,088,700
                                                                           ------------
APPLICATION SOFTWARE  6.1%
BEA Systems, Inc. (a).......................................    117,700       3,614,567
Electronic Arts, Inc. (a)...................................    115,000       6,658,500
PeopleSoft, Inc. (a)........................................    205,000      10,092,150
Peregrine Systems, Inc. (a).................................     35,000       1,015,000
Siebel Systems, Inc. (a)....................................    137,300       6,439,370
Synopsys, Inc. (a)..........................................     35,000       1,693,650
VeriSign, Inc. (a)..........................................    115,000       6,901,150
                                                                           ------------
                                                                             36,414,387
                                                                           ------------
AUTOMOBILE MANUFACTURERS  0.8%
General Motors Corp. .......................................     70,000       4,504,500
                                                                           ------------

BANKS  4.1%
Astoria Financial Corp. ....................................     16,100         885,500
Bank of America Corp. ......................................     70,000       4,202,100
Dime Bancorp, Inc. .........................................     45,000       1,676,250
Fifth Third Bancorp.........................................     70,000       4,203,500
Golden West Financial Corp. ................................     47,000       3,019,280
North Fork Bancorp, Inc. ...................................     30,000         930,000
SouthTrust Corp. ...........................................     90,000       2,340,000
Washington Mutual, Inc. ....................................    185,000       6,946,750
                                                                           ------------
                                                                             24,203,380
                                                                           ------------
BIOTECHNOLOGY  4.8%
Genzyme Corp. (a)...........................................    160,000       9,760,000
Gilead Sciences, Inc. (a)...................................     45,000       2,618,550
Human Genome Sciences, Inc. (a).............................     60,000       3,615,000
IDEC Pharmaceuticals Corp. (a)..............................     88,000       5,956,720
MedImmune, Inc. (a).........................................     70,000       3,304,000
Protein Design Labs, Inc. (a)...............................     40,000       3,470,400
                                                                           ------------
                                                                             28,724,670
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
BROADCASTING & CABLE TV  1.0%
Comcast Corp., Class A (a)..................................     45,000    $  1,953,000
USA Networks, Inc. (a)......................................    135,000       3,780,000
                                                                           ------------
                                                                              5,733,000
                                                                           ------------
CASINO & GAMING  0.9%
Harrah's Entertainment, Inc. (a)............................     35,000       1,235,500
International Game Technology (a)...........................     70,000       4,392,500
                                                                           ------------
                                                                              5,628,000
                                                                           ------------
COMPUTER STORAGE & PERIPHERALS  0.3%
Lexmark International, Inc., Class A (a)....................     25,000       1,681,250
                                                                           ------------

COMPUTERS & ELECTRONIC RETAIL  1.2%
Best Buy Co., Inc. (a)......................................    115,000       7,304,800
                                                                           ------------

CONSTRUCTION & ENGINEERING  0.3%
Fluor Corp. ................................................     35,000       1,580,250
                                                                           ------------

CONSUMER FINANCE  1.2%
Household International, Inc. ..............................     45,000       3,001,500
MBNA Corp. .................................................    120,000       3,954,000
                                                                           ------------
                                                                              6,955,500
                                                                           ------------
DATA PROCESSING SERVICES  1.7%
First Data Corp. ...........................................     90,000       5,782,500
Fiserv, Inc. (a)............................................     35,000       2,239,300
Sabre Holdings Corp., Class A (a)...........................     45,000       2,250,000
                                                                           ------------
                                                                             10,271,800
                                                                           ------------
DEPARTMENT STORES  1.7%
Federated Department Stores, Inc. (a).......................     45,000       1,912,500
J.C. Penney Company, Inc. ..................................     50,000       1,318,000
Kohl's Corp. (a)............................................    111,000       6,963,030
                                                                           ------------
                                                                             10,193,530
                                                                           ------------
DIVERSIFIED COMMERCIAL SERVICES  2.7%
Apollo Group, Inc., Class A (a).............................     35,000       1,485,750
Cendant Corp. (a)...........................................    325,000       6,337,500
Concord EFS, Inc. (a).......................................    153,000       7,957,530
                                                                           ------------
                                                                             15,780,780
                                                                           ------------
DIVERSIFIED FINANCIAL SERVICES  3.0%
Fannie Mae..................................................     60,000       5,109,000
Freddie Mac.................................................     48,000       3,360,000
Lehman Brothers Holdings, Inc. .............................     70,900       5,512,475
USA Education, Inc. ........................................     55,000       4,015,000
                                                                           ------------
                                                                             17,996,475
                                                                           ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
Celestica, Inc.--ADR (Canada) (a)...........................     89,700       4,619,550
                                                                           ------------

ELECTRIC UTILITIES  1.4%
Calpine Corp. (a)...........................................    140,000       5,292,000
Exelon Corp. ...............................................     45,000       2,885,400
                                                                           ------------
                                                                              8,177,400
                                                                           ------------
ENVIRONMENTAL SERVICES  0.6%
Waste Management, Inc. .....................................    120,000       3,698,400
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ................................................    100,000    $  2,715,000
                                                                           ------------

GAS UTILITIES  0.3%
Kinder Morgan, Inc. ........................................     33,000       1,658,250
                                                                           ------------

GENERAL MERCHANDISE STORES  2.0%
BJ's Wholesale Club, Inc. (a)...............................     35,000       1,864,100
Costco Wholesale Corp. (a)..................................     95,000       3,902,600
Target Corp. ...............................................    180,000       6,228,000
                                                                           ------------
                                                                             11,994,700
                                                                           ------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.9%
Cardinal Health, Inc. ......................................    131,700       9,087,300
Express Scripts, Inc., Class A (a)..........................     45,000       2,476,350
                                                                           ------------
                                                                             11,563,650
                                                                           ------------
HEALTH CARE EQUIPMENT  2.6%
Baxter International, Inc. .................................    180,000       8,820,000
Biomet, Inc. ...............................................    130,000       6,247,800
Cytyc Corp. (a).............................................     20,000         461,000
                                                                           ------------
                                                                             15,528,800
                                                                           ------------
HEALTH CARE FACILITIES  2.3%
HCA, Inc. ..................................................    114,000       5,151,660
Quest Diagnostics, Inc. (a).................................     35,000       2,619,750
Tenet Healthcare Corp. (a)..................................    118,000       6,087,620
                                                                           ------------
                                                                             13,859,030
                                                                           ------------
HEALTH CARE SUPPLIES  0.9%
Allergan, Inc. .............................................     64,600       5,523,300
                                                                           ------------

HOMEBUILDING  0.3%
Lennar Corp. ...............................................     45,000       1,876,500
                                                                           ------------

HOME IMPROVEMENT RETAIL  1.9%
Lowe's Co. .................................................    155,000      11,245,250
                                                                           ------------

INDUSTRIAL CONGLOMERATES  1.5%
Mirant Corp. (a)............................................     90,000       3,096,000
Tyco International, Ltd.--ADR (Bermuda).....................    109,700       5,978,650
                                                                           ------------
                                                                              9,074,650
                                                                           ------------
INTEGRATED OIL & GAS  0.4%
Phillips Petroleum Co. .....................................     40,000       2,280,000
                                                                           ------------

INTERNET RETAIL  2.4%
eBay, Inc. (a)..............................................    210,000      14,382,900
                                                                           ------------

INTERNET SOFTWARE & SERVICES  1.7%
AOL Time Warner, Inc. (a)...................................    185,000       9,805,000
                                                                           ------------

IT CONSULTING & SERVICES  2.5%
Check Point Software Technologies Ltd. (Israel) (a).........    138,300       6,993,831
Electronic Data Systems Corp. ..............................     90,000       5,625,000
SunGard Data Systems, Inc. (a)..............................     70,000       2,100,700
                                                                           ------------
                                                                             14,719,531
                                                                           ------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. (a)............................................     90,000       1,702,800
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
MANAGED HEALTH CARE  1.2%
UnitedHealth Group, Inc. ...................................    114,300    $  7,058,025
                                                                           ------------

MOTORCYCLE MANUFACTURERS  0.3%
Harley-Davidson, Inc. ......................................     40,000       1,883,200
                                                                           ------------

MOVIES & ENTERTAINMENT  1.0%
Viacom, Inc., Class B (a)...................................    113,400       5,868,450
                                                                           ------------

MULTI-LINE INSURANCE  0.5%
Loews Corp. ................................................     50,000       3,221,500
                                                                           ------------

NETWORKING EQUIPMENT  0.5%
Brocade Communications Systems, Inc. (a)....................     70,000       3,079,300
                                                                           ------------

OIL & GAS DRILLING  1.0%
Cooper Cameron Corp. (a)....................................     35,000       1,953,000
Nabors Industries, Inc. (a).................................    113,200       4,211,040
                                                                           ------------
                                                                              6,164,040
                                                                           ------------
OIL & GAS EQUIPMENT & SERVICES  3.4%
Baker Hughes, Inc. .........................................    174,100       5,832,350
BJ Services Co. (a).........................................    180,000       5,108,400
Halliburton Co. ............................................     90,000       3,204,000
Tidewater, Inc. ............................................     45,000       1,696,500
Weatherford International, Inc. (a).........................     90,000       4,320,000
                                                                           ------------
                                                                             20,161,250
                                                                           ------------
OIL & GAS EXPLORATION & PRODUCTION  1.2%
Anadarko Petroleum Corp. ...................................     71,400       3,857,742
Apache Corp. ...............................................     68,200       3,461,150
                                                                           ------------
                                                                              7,318,892
                                                                           ------------
PHARMACEUTICALS  4.8%
AdvancePCS (a)..............................................     30,000       1,921,500
Elan Corp Plc--ADR (Ireland) (a)............................     60,000       3,660,000
Forest Laboratories, Inc. (a)...............................     86,800       6,162,800
IVAX Corp. (a)..............................................     65,750       2,564,250
Johnson & Johnson...........................................    106,820       5,341,000
King Pharmaceuticals, Inc. (a)..............................     70,000       3,762,500
Pfizer, Inc. ...............................................     60,000       2,403,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........     40,000       2,492,000
                                                                           ------------
                                                                             28,307,050
                                                                           ------------
PROPERTY & CASUALTY INSURANCE  0.6%
MBIA, Inc. .................................................     30,000       1,670,400
MGIC Investment Corp. ......................................     10,000         726,400
The Allstate Corp. .........................................     25,000       1,099,750
                                                                           ------------
                                                                              3,496,550
                                                                           ------------
SEMICONDUCTOR EQUIPMENT  2.3%
Applied Materials, Inc. (a).................................    115,000       5,646,500
KLA-Tencor Corp. (a)........................................     90,000       5,262,300
Novellus Systems, Inc. (a)..................................     45,000       2,555,550
                                                                           ------------
                                                                             13,464,350
                                                                           ------------
SEMICONDUCTORS  4.2%
Advanced Micro Devices, Inc. (a)............................     90,000       2,599,200
Intel Corp. ................................................    135,000       3,948,750
Linear Technology Corp. ....................................    115,000       5,085,300

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
SEMICONDUCTORS (CONTINUED)
Microchip Technology, Inc. (a)..............................     36,400    $  1,216,852
NVIDIA Corp. (a)............................................     80,000       7,420,000
QLogic Corp. (a)............................................     25,000       1,611,250
RF Micro Devices, Inc. (a)..................................    115,000       3,101,550
                                                                           ------------
                                                                             24,982,902
                                                                           ------------
SPECIALTY CHEMICALS  0.3%
Sigma-Aldrich Corp. ........................................     45,000       1,737,900
                                                                           ------------

SPECIALTY STORES  1.1%
Bed Bath & Beyond, Inc. (a).................................    215,000       6,708,000
                                                                           ------------

SYSTEMS SOFTWARE  5.2%
Adobe Systems, Inc. ........................................     45,000       2,115,000
Computer Associates International, Inc. ....................     70,000       2,520,000
Intuit, Inc. (a)............................................     70,000       2,799,300
Mercury Interactive Corp. (a)...............................     86,400       5,175,360
Microsoft Corp. (a).........................................    140,000      10,220,000
Oracle Corp. (a)............................................    120,000       2,280,000
VERITAS Software Corp. (a)..................................     90,000       5,987,700
                                                                           ------------
                                                                             31,097,360
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  0.9%
Comverse Technology, Inc. (a)...............................     44,000       2,512,400
L-3 Communications Holdings, Inc. (a).......................     15,000       1,144,500
Scientific-Atlanta, Inc. ...................................     47,000       1,908,200
                                                                           ------------
                                                                              5,565,100
                                                                           ------------
TOBACCO  0.5%
Philip Morris Co., Inc. ....................................     55,000       2,791,250
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  88.2%
  (Cost $524,031,119)..................................................     524,254,442

REPURCHASE AGREEMENT  12.3%
BankAmerica Securities ($73,120,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to
  be sold on 07/02/01 at $73,144,678) (Cost $73,120,000)...............      73,120,000
                                                                           ------------

TOTAL INVESTMENTS  100.5%
  (Cost $597,151,119)..................................................     597,374,442
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)..........................      (2,762,590)
                                                                           ------------

NET ASSETS  100.0%.....................................................    $594,611,852
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $73,120,000 (Cost $597,151,119)...........................  $ 597,374,442
Cash........................................................          8,102
Receivables:
  Investments Sold..........................................     12,604,511
  Portfolio Shares Sold.....................................        227,696
  Dividends.................................................        111,426
  Interest..................................................         16,452
Other.......................................................         52,298
                                                              -------------
    Total Assets............................................    610,394,927
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     12,818,875
  Portfolio Shares Repurchased..............................      2,457,616
  Investment Advisory Fee...................................        339,428
  Distributor and Affiliates................................         40,701
Trustees' Deferred Compensation and Retirement Plans........         69,007
Accrued Expenses............................................         57,448
                                                              -------------
    Total Liabilities.......................................     15,783,075
                                                              -------------
NET ASSETS..................................................  $ 594,611,852
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 778,037,448
Accumulated Undistributed Net Investment Income.............      1,320,476
Net Unrealized Appreciation.................................        223,323
Accumulated Net Realized Loss...............................   (184,969,395)
                                                              -------------
NET ASSETS..................................................  $ 594,611,852
                                                              =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $506,166,467 and
    15,597,848 shares of beneficial interest issued and
    outstanding)............................................  $       32.45
                                                              =============
  Class II Shares (Based on net assets of $88,445,385 and
    2,727,773 shares of beneficial interest issued and
    outstanding)............................................  $       32.42
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   2,713,671
Dividends (Net of foreign withholding taxes of $1,284)......        985,184
                                                              -------------
    Total Income............................................      3,698,855
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      2,068,178
Distribution (12b-1) and Service Fees.......................         86,437
Custody.....................................................         30,663
Trustees' Fees and Related Expenses.........................         10,329
Legal.......................................................          7,512
Other.......................................................        106,124
                                                              -------------
    Total Expenses..........................................      2,309,243
                                                              -------------
NET INVESTMENT INCOME.......................................  $   1,389,612
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(142,578,556)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,702,174
  End of the Period.........................................        223,323
                                                              -------------
Net Unrealized Depreciation During the Period...............    (11,478,851)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(154,057,407)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(152,667,795)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001     DECEMBER 31, 2000
                                                              ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   1,389,612       $     490,815
Net Realized Loss...........................................    (142,578,556)        (42,224,421)
Net Unrealized Depreciation During the Period...............     (11,478,851)        (87,655,199)
                                                               -------------       -------------
Change in Net Assets from Operations........................    (152,667,795)       (129,388,805)
                                                               -------------       -------------

Distributions from Net Investment Income:
  Class I Shares............................................        (512,780)                -0-
  Class II Shares...........................................             -0-                 -0-
                                                               -------------       -------------
                                                                    (512,780)                -0-
                                                               -------------       -------------

Distributions from Net Realized Gain:
  Class I Shares............................................             -0-          (1,128,627)
  Class II Shares...........................................             -0-                 -0-
                                                               -------------       -------------
                                                                         -0-          (1,128,627)
                                                               -------------       -------------
Total Distributions.........................................        (512,780)         (1,128,627)
                                                               -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (153,180,575)       (130,517,432)
                                                               -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     234,028,543         618,567,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         512,780           1,128,627
Cost of Shares Repurchased..................................    (140,837,247)        (98,583,033)
                                                               -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      93,704,076         521,113,251
                                                               -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (59,476,499)        390,595,819
NET ASSETS:
Beginning of the Period.....................................     654,088,351         263,492,532
                                                               -------------       -------------
End of the Period (Including accumulated undistributed net
  investment income of $1,320,476 and $443,644,
  respectively).............................................   $ 594,611,852       $ 654,088,351
                                                               =============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX
                                                 MONTHS
                                                 ENDED                YEAR ENDED DECEMBER 31,
CLASS I SHARES                                  JUNE 30,    --------------------------------------------
                                                  2001       2000      1999      1998     1997     1996
                                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $ 41.44     $ 46.22   $ 22.62   $16.45   $13.66   $11.72
                                                -------     -------   -------   ------   ------   ------
  Net Investment Income/Loss..................      .08         .04      (.01)    (.01)    (.01)    (.02)
  Net Realized and Unrealized Gain/Loss.......    (9.04)      (4.67)    23.61     6.19     2.80     1.96
                                                -------     -------   -------   ------   ------   ------
Total from Investment Operations..............    (8.96)      (4.63)    23.60     6.18     2.79     1.94
                                                -------     -------   -------   ------   ------   ------
Less:
  Distributions from and in Excess of Net
    Investment Income.........................      .03         -0-       -0-      .01      -0-      -0-
  Distributions from Net Realized Gain........      -0-         .15       -0-      -0-      -0-      -0-
                                                -------     -------   -------   ------   ------   ------
Total Distributions...........................      .03         .15       -0-      .01      -0-      -0-
                                                -------     -------   -------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD............  $ 32.45     $ 41.44   $ 46.22   $22.62   $16.45   $13.66
                                                =======     =======   =======   ======   ======   ======

Total Return*.................................  -21.61%**   -10.15%   104.38%   37.56%   20.42%   16.55%
Net Assets at End of the Period (In
  millions)...................................  $ 506.2     $ 602.6   $ 263.5   $ 33.4   $ 10.5   $  5.2
Ratio of Expenses to Average Net Assets*......     .75%        .75%      .85%     .85%     .85%     .85%
Ratio of Net Investment Income/Loss to Average
  Net Assets*.................................     .50%        .09%     (.17%)   (.23%)   (.11%)   (.17%)
Portfolio Turnover............................      77%**      108%       96%      91%     116%     102%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.......      N/A         N/A      .88%    1.23%    2.14%    3.28%
Ratio of Net Investment Loss to Average Net
  Assets......................................      N/A         N/A     (.20%)   (.61%)  (1.40%)  (2.60%)

** Non-annualized

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 18, 2000
                                                              SIX MONTHS      (COMMENCEMENT
                                                                ENDED         OF INVESTMENT
CLASS II SHARES                                                JUNE 30,       OPERATIONS) TO
                                                                 2001       DECEMBER 31, 2000
                                                              --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $ 41.41           $ 53.39
                                                               -------           -------
  Net Investment Income.....................................       .02               .01
  Net Realized and Unrealized Loss..........................     (9.01)           (11.99)
                                                               -------           -------
Total from Investment Operations............................     (8.99)           (11.98)
                                                               -------           -------
NET ASSET VALUE, END OF THE PERIOD..........................   $ 32.42           $ 41.41
                                                               =======           =======

Total Return (a)............................................   -21.71%*          -22.44%*
Net Assets at End of the Period (In millions)...............   $  88.4           $  51.5
Ratio of Expenses to Average Net Assets.....................     1.00%             1.00%
Ratio of Net Investment Income to Average Net Assets........      .20%              .16%
Portfolio Turnover..........................................       77%*             108%*

* Non-annualized

(a) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $3,447,140 which will expire on December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $597,285,052; the aggregate gross unrealized appreciation is $35,682,770 and the aggregate gross unrealized depreciation is $35,593,380, resulting in net unrealized appreciation on long- and short-term investments of $89,390.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .70%
Next $500 million...........................................     .65%
Over $1 billion.............................................     .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. For the six months ended June 30, 2001, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $19,100, representing Van Kampen Investments Inc. or it's affiliates (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $8,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $49,665 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $666,057,944 and $111,979,504 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................   5,142,848    $ 180,591,367
  Class II..................................................   1,506,013       53,437,176
                                                              ----------    -------------
Total Sales.................................................   6,648,861    $ 234,028,543
                                                              ==========    =============
Dividend Reinvestment:
  Class I...................................................      15,974    $     512,780
  Class II..................................................         -0-              -0-
                                                              ----------    -------------
Total Dividend Reinvestment.................................      15,974    $     512,780
                                                              ==========    =============
Repurchases:
  Class I...................................................  (4,102,950)   $(140,108,244)
  Class II..................................................     (21,724)        (729,003)
                                                              ----------    -------------
Total Repurchases...........................................  (4,124,674)   $(140,837,247)
                                                              ==========    =============

    At December 31, 2000, capital aggregated $625,062,041 and $59,271,331 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................  10,845,482    $559,296,326
  Class II..................................................   1,243,484      59,271,331
                                                              ----------    ------------
Total Sales.................................................  12,088,966    $618,567,657
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................      17,911    $  1,128,627
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Dividend Reinvestment.................................      17,911    $  1,128,627
                                                              ==========    ============
Repurchases:
  Class I...................................................  (2,021,647)   $(98,583,033)
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Repurchases...........................................  (2,021,647)   $(98,583,033)
                                                              ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $504,828,862 and $387,745,966, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $67,900.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR EMG 8/01                                                 3591H01-AP-8/01

Van Kampen
Life Investment Trust
Enterprise Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      13
                        NOTES TO FINANCIAL STATEMENTS      18

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      22
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                          -16.30%    -16.44%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                           -32.83%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                           10.17%        N/A
--------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                            13.11%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           10.49%    -33.44%(2)
--------------------------------------------------------------------------------------
Commencement date                                              04/07/86   07/24/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

(2) Class II Shares commenced operations on 7/24/00. This return represents cumulative total return from commencement to 6/30/01.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 1994 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q  HOW DID MARKET FACTORS AFFECT
    PORTFOLIO PERFORMANCE DURING THE
    FIRST SIX MONTHS OF 2001?

A   After poor performance in late 2000, the
stock market began 2001 with a bang when the Fed engineered a surprise 0.50 percent rate reduction on the year's second trading day. While many technology and other economically sensitive stocks responded with dramatic gains, defensive stocks with strong fundamentals were left behind. This situation, however, was short-lived. Despite five additional Fed rate cuts during the period, most major market indexes declined overall, as many companies warned that earnings would fall well short of expectations. Before long, investors once again started preferring stocks with strong fundamentals that offered the potential for steady growth.

    In this unpredictable environment, the portfolio returned -16.30 percent (Class I shares). By comparison, the Standard & Poor's 500 Index returned -6.70 percent, while the Russell 1000(R) Growth Index, which more closely resembles the portfolio, returned -14.24 percent.

    Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. The S&P 500 Stock Index is a market-weighted index of 500 widely-held common stocks of companies chosen for market size, liquidity and industry group representation, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   YOU MENTIONED THE FED'S SURPRISE RATE
    REDUCTION IN EARLY JANUARY. WHAT WAS ITS EFFECT ON PORTFOLIO PERFORMANCE?

A   Ironically, it hindered returns. As we
mentioned, the rate reduction was extremely beneficial for economically sensitive stocks, such as technology stocks. On the day of the rate cut alone, the Nasdaq had its largest percentage gain ever--more than 14 percent--and the S&P 500 rose by a surprising 5 percent.

    The situation was much less favorable for the portfolio. That's because our stock-selection strategy led us to invest in the types of companies with strong fundamentals and earnings that were holding up in the face of a slowing economy. But after the Fed cut interest rates, investors suddenly started preferring stocks with poor fundamentals but that offered the potential for faster growth. Later in the period, as investors returned to fundamentally strong companies, the portfolio benefited from continuing to own these stocks. Nevertheless, overall performance was unquestionably hurt by the Fed action and the temporary change in investor sentiment it generated.

Q   IN THIS ENVIRONMENT, WHAT WAS YOUR
    STRATEGY IN MANAGING THE PORTFOLIO?

A   Regardless of the market climate, we
follow a research-intensive, growth-oriented, bottom-up investment strategy. (In a "bottom-up" strategy, individual stock-selection decisions shape the portfolio. In contrast, a "top-down" investor starts with broader asset allocation decisions, such as how much to invest in a particular industry.) We typically favor growth companies believed to offer a combination of strong business fundamentals at an attractive valuation.

    As the equity markets faltered during the period (due to a deteriorating corporate earnings environment), we sought to moderate the overall risk in the portfolio. Against this backdrop we were attuned to stocks' valuations. Given longer-term historical trends, we believe many stocks have traded at extremely lofty and unreasonable levels--even for growth investors. Indeed, our growth-oriented discipline does not preclude us from being vigilant to stock-price multiples. In this tumultuous environment, many companies face considerable short-term challenges.

Q   WHAT WERE SOME STOCKS WHOSE
    PERFORMANCE HELPED PORTFOLIO RETURNS?

A   Microsoft was a significant contributor to
results. The company has increased its ability to generate recurring revenues by providing a growing number of subscription-based services. Microsoft also stands to potentially benefit from the upcoming release of a number of widely anticipated new products. Another positive performer for the portfolio was IBM, which continued to provide investors with relatively solid results even as the fundamentals of other technology companies deteriorated.

    Other investments whose performance helped boost portfolio returns included media conglomerate AOL Time Warner, tobacco giant Philip Morris, and financial institutions BankOne and Bank of America.

    Keep in mind that not all of the stocks in the portfolio performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the portfolio in the future.

Q  WERE YOU DISAPPOINTED IN ANY
    OF THE PORTFOLIO'S INVESTMENTS?

A   Yes. Three of the portfolio's weakest
performers were technology companies that are considered the dominant businesses in their respective fields--Cisco, EMC, and Oracle. While we continue to believe in the long-term prospects of these businesses and still own modest positions in each, we did trim the portfolio's holdings in each.

    Other technology stocks that hurt portfolio performance during the reporting period included Corning (a manufacturer of fiber-optic cabling), Comverse Technology (a developer of telecommunications products such as voicemail and call forwarding) and Rational Software (a software company that sells reusable code).

    Outside the technology sector, portfolio results were dragged down by investments in companies that underperformed early in the period when defensive investments were out of favor. These included grocery chain Safeway--the portfolio's third largest holding at the beginning of the reporting period--as well as pharmaceutical stocks Merck, Schering Plough and Pfizer.

Q  WHAT DO YOU SEE AHEAD FOR THE
    MARKET AND THE PORTFOLIO?

A   With more companies cutting their
earnings estimates every day, there is still a great deal of uncertainty in the stock market. We are optimistic that the Fed's continued interest-rate cuts may help revive the economy, but it is impossible to know when this might happen. For the foreseeable future, we will continue to manage the portfolio cautiously, looking for opportunities as they present themselves.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
COMMON STOCKS  93.9%
APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. (a)...............................     34,000    $  1,468,800
                                                                           ------------
APPAREL RETAIL  0.7%
TJX Co., Inc................................................     37,000       1,179,190
                                                                           ------------

APPLICATION SOFTWARE  1.7%
Autodesk, Inc...............................................     11,000         410,300
BEA Systems, Inc. (a).......................................     10,000         307,100
PeopleSoft, Inc. (a)........................................     19,000         935,370
Peregrine Systems, Inc. (a).................................     30,000         870,000
Siebel Systems, Inc. (a)....................................      7,700         361,130
                                                                           ------------
                                                                              2,883,900
                                                                           ------------
AUTO PARTS & EQUIPMENT  0.3%
Johnson Controls, Inc.......................................      8,000         579,760
                                                                           ------------

BANKS  5.5%
Bank of America Corp........................................     38,000       2,281,140
Bank One Corp...............................................     46,000       1,646,800
FleetBoston Financial Corp..................................     21,100         832,395
Golden West Financial Corp..................................     25,100       1,612,424
J.P. Morgan Chase & Co......................................      9,900         441,540
Washington Mutual, Inc......................................     47,250       1,774,238
Wells Fargo & Co............................................     17,300         803,239
                                                                           ------------
                                                                              9,391,776
                                                                           ------------
BIOTECHNOLOGY  2.3%
Genzyme Corp. (a)...........................................     26,000       1,586,000
Human Genome Sciences, Inc. (a).............................     10,000         602,500
IDEC Pharmaceuticals Corp. (a)..............................     10,000         676,900
MedImmune, Inc. (a).........................................     21,000         991,200
                                                                           ------------
                                                                              3,856,600
                                                                           ------------
BROADCASTING & CABLE TV  0.9%
Comcast Corp., Class A (a)..................................     35,000       1,519,000
                                                                           ------------
CASINO & GAMING  0.3%
Harrah's Entertainment, Inc. (a)............................     15,000         529,500
                                                                           ------------
COMPUTER HARDWARE  3.3%
International Business Machines Corp........................     49,000       5,537,000
                                                                           ------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
Best Buy Co., Inc. (a)......................................     19,000       1,206,880
                                                                           ------------
CONSUMER DISCRETIONARY  1.7%
Home Depot, Inc.............................................     33,000       1,536,150
Wal-Mart Stores, Inc........................................     27,000       1,317,600
                                                                           ------------
                                                                              2,853,750
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
CONSUMER FINANCE  2.1%
Capital One Financial Corp..................................     14,300    $    858,000
Countrywide Credit Industries, Inc..........................     12,000         550,560
Household International, Inc................................      5,600         373,520
MBNA Corp...................................................     24,900         820,455
Providian Financial Corp....................................     16,200         959,040
                                                                           ------------
                                                                              3,561,575
                                                                           ------------
DATA PROCESSING SERVICES  1.3%
First Data Corp.............................................     35,000       2,248,750
                                                                           ------------

DEPARTMENT STORES  2.0%
Federated Department Stores, Inc. (a).......................     45,000       1,912,500
Kohl's Corp. (a)............................................     24,000       1,505,520
                                                                           ------------
                                                                              3,418,020
                                                                           ------------
DIVERSIFIED CHEMICALS  0.5%
PPG Industries, Inc.........................................     16,000         841,120
                                                                           ------------

DIVERSIFIED COMMERCIAL SERVICES  1.0%
Cendant Corp. (a)...........................................     84,000       1,638,000
                                                                           ------------

DIVERSIFIED FINANCIAL SERVICES  6.0%
Citigroup, Inc..............................................     45,300       2,393,652
Fannie Mae..................................................     38,500       3,278,275
Freddie Mac.................................................     28,000       1,960,000
Lehman Brothers Holdings, Inc...............................     18,000       1,399,500
Merrill Lynch & Co., Inc....................................     20,700       1,226,475
                                                                           ------------
                                                                             10,257,902
                                                                           ------------
ELECTRICAL COMPONENTS & EQUIPMENT  1.7%
Celestica, Inc. (Canada) (a)................................     55,400       2,853,100
                                                                           ------------

ELECTRIC UTILITIES  1.6%
Calpine Corp. (a)...........................................     10,000         378,000
Entergy Corp................................................     19,000         729,410
Mirant Corp. (a)............................................     21,400         736,160
Reliant Energy, Inc.........................................     27,000         869,670
                                                                           ------------
                                                                              2,713,240
                                                                           ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.9%
Sanmina Corp. (a)...........................................     82,600       1,933,666
SCI Systems, Inc. (a).......................................     89,000       2,269,500
Solectron Corp. (a).........................................     54,000         988,200
Tech Data Corp. (a).........................................     26,000         867,360
Waters Corp. (a)............................................     18,800         519,068
                                                                           ------------
                                                                              6,577,794
                                                                           ------------
ENERGY  0.9%
Baker Hughes, Inc...........................................     45,400       1,520,900
                                                                           ------------

ENVIRONMENTAL SERVICES  1.9%
Waste Management, Inc.......................................    103,800       3,199,116
                                                                           ------------

FINANCIALS  0.8%
American International Group, Inc...........................     15,400       1,324,400
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
FOOD RETAIL  0.5%
Kroger Co. (a)..............................................     36,100    $    902,500
                                                                           ------------

HEALTH CARE  0.8%
Merck & Co., Inc............................................     21,500       1,374,065
                                                                           ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.2%
Cardinal Health, Inc........................................     28,850       1,990,650
                                                                           ------------

HEALTH CARE EQUIPMENT  1.0%
Baxter International, Inc...................................     36,000       1,764,000
                                                                           ------------

HEALTH CARE FACILITIES  1.4%
HCA, Inc....................................................     25,900       1,170,421
Tenet Healthcare Corp. (a)..................................     23,000       1,186,570
                                                                           ------------
                                                                              2,356,991
                                                                           ------------
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc...............................................     11,800       1,008,900
                                                                           ------------

HEALTHCARE  1.8%
Pfizer, Inc.................................................     75,300       3,015,765
                                                                           ------------

HOME IMPROVEMENT RETAIL  0.3%
Lowe's Co., Inc.............................................      8,000         580,400
                                                                           ------------

HOTELS  0.9%
Starwood Hotels & Resorts, Class B..........................     41,600       1,550,848
                                                                           ------------

INDUSTRIAL CONGLOMERATES  0.7%
Minnesota Mining & Manufacturing Co.........................     11,000       1,255,100
                                                                           ------------

INDUSTRIALS  2.6%
General Electric Co.........................................     88,700       4,324,125
                                                                           ------------

INFORMATION TECHNOLOGY  0.5%
EMC Corp. (a)...............................................     16,000         464,800
QUALCOMM, Inc. (a)..........................................      5,000         292,400
                                                                           ------------
                                                                                757,200
                                                                           ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Sprint Corp.................................................     58,200       1,243,152
                                                                           ------------

INTERNET SOFTWARE & SERVICES  1.5%
AOL Time Warner, Inc. (a)...................................     48,000       2,544,000
                                                                           ------------

IT CONSULTING & SERVICES  2.8%
Affiliated Computer Services, Inc., Class A (a).............     14,000       1,006,740
Check Point Software Technologies Ltd. (Israel) (a).........     28,900       1,461,473
Electronic Data Systems Corp................................     26,000       1,625,000
SunGard Data Systems, Inc. (a)..............................     20,000         600,200
                                                                           ------------
                                                                              4,693,413
                                                                           ------------
LIFE & HEALTH INSURANCE  0.5%
Torchmark Corp..............................................     11,000         442,310
UnumProvident Corp..........................................     14,000         449,680
                                                                           ------------
                                                                                891,990
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
MANAGED HEALTH CARE  0.5%
UnitedHealth Group, Inc.....................................     14,200    $    876,850
                                                                           ------------

MOTORCYCLE MANUFACTURERS  1.1%
Harley-Davidson, Inc........................................     39,700       1,869,076
                                                                           ------------

MOVIES & ENTERTAINMENT  1.8%
Metro-Goldwyn-Mayer, Inc. (a)...............................     43,600         987,540
Viacom, Inc., Class B (a)...................................     41,000       2,121,750
                                                                           ------------
                                                                              3,109,290
                                                                           ------------
NETWORKING EQUIPMENT  0.2%
Cisco Systems, Inc. (a).....................................     22,000         400,400
                                                                           ------------

OIL & GAS DRILLING  1.1%
Nabors Industries, Inc. (a).................................     17,800         662,160
Noble Drilling Corp. (a)....................................     37,900       1,241,225
                                                                           ------------
                                                                              1,903,385
                                                                           ------------
OIL & GAS EQUIPMENT & SERVICES  0.3%
Smith International, Inc. (a)...............................      8,900         533,110
                                                                           ------------

PHARMACEUTICALS  6.0%
Abbott Laboratories, Inc....................................     35,900       1,723,559
American Home Products Corp.................................     23,900       1,396,716
Bristol-Myers Squibb Co.....................................     25,700       1,344,110
Eli Lilly & Co..............................................     17,600       1,302,400
Forest Laboratories, Inc. (a)...............................     12,000         852,000
IVAX Corp. (a)..............................................     30,000       1,170,000
Johnson & Johnson...........................................     16,000         800,000
Pharmacia Corp..............................................     16,000         735,200
Watson Pharmaceuticals Inc. (a).............................     13,000         801,320
                                                                           ------------
                                                                             10,125,305
                                                                           ------------
PRODUCER MANUFACTURING  2.0%
Tyco International, Ltd. (Bermuda)..........................     63,500       3,460,750
                                                                           ------------

PROPERTY & CASUALTY INSURANCE  0.8%
Allstate Corp...............................................     20,600         906,194
MBIA, Inc...................................................      9,000         501,120
                                                                           ------------
                                                                              1,407,314
                                                                           ------------
RESTAURANTS  1.0%
Darden Restaurants, Inc.....................................     30,000         837,000
Tricon Global Restaurants, Inc. (a).........................     19,000         834,100
                                                                           ------------
                                                                              1,671,100
                                                                           ------------
SEMICONDUCTOR EQUIPMENT  1.1%
Applied Materials, Inc. (a).................................     13,000         638,300
Novellus Systems, Inc. (a)..................................     20,000       1,135,800
                                                                           ------------
                                                                              1,774,100
                                                                           ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                     SHARES        VALUE
SEMICONDUCTORS  5.3%
Analog Devices, Inc. (a)....................................     51,700    $  2,236,025
Atmel Corp. (a).............................................     37,000         499,130
Integrated Device Technology, Inc. (a)......................      9,000         285,210
Intel Corp..................................................     34,000         994,500
International Rectifier Corp. (a)...........................     21,000         716,100
Linear Technology Corp......................................     24,500       1,083,390
LSI Logic Corp. (a).........................................     22,000         413,600
Micron Technology, Inc. (a).................................      9,000         369,900
National Semiconductor Corp. (a)............................     40,000       1,164,800
NVIDIA Corp. (a)............................................      5,000         463,750
Taiwan Semiconductor Manufacturing Co. Ltd--ADR
  (Taiwan--Republic of China) (a)...........................     47,600         723,044
                                                                           ------------
                                                                              8,949,449
                                                                           ------------
SOFT DRINKS  0.8%
PepsiCo, Inc................................................     30,800       1,361,360
                                                                           ------------

SPECIALTY STORES  1.0%
Bed Bath & Beyond, Inc. (a).................................     48,000       1,497,600
Toys R Us, Inc. (a).........................................      9,500         235,125
                                                                           ------------
                                                                              1,732,725
                                                                           ------------
SYSTEMS SOFTWARE  5.8%
BMC Software, Inc. (a)......................................     43,000         969,220
Computer Associates International, Inc......................     32,000       1,152,000
Microsoft Corp. (a).........................................     89,300       6,518,900
Oracle Corp. (a)............................................     25,350         481,650
Symantec Corp. (a)..........................................     16,000         699,040
                                                                           ------------
                                                                              9,820,810
                                                                           ------------
TECHNOLOGY  1.3%
Compaq Computer Corp........................................     28,000         433,720
Lam Research Corp. (a)......................................     30,000         889,500
Mercury Interactive Corp. (a)...............................      5,400         323,460
VERITAS Software Corp. (a)..................................      8,800         585,464
                                                                           ------------
                                                                              2,232,144
                                                                           ------------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Comverse Technology, Inc. (a)...............................     33,000       1,884,300
Scientific-Atlanta, Inc.....................................     25,400       1,031,240
                                                                           ------------
                                                                              2,915,540
                                                                           ------------
TOBACCO  2.3%
Philip Morris Cos., Inc.....................................     76,500       3,882,375
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $154,682,815)..................................................     159,438,255
                                                                           ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                                   VALUE
SHORT-TERM INVESTMENTS  5.3%
REPURCHASE AGREEMENT  4.7%
BankAmerica Securities ($8,005,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to
  be sold on 07/02/01 at $8,007,702)...................................    $  8,005,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
Federal Home Loan Mortgage Discount Note ($1,000,000 par, yielding
  3.678%, 09/13/01 maturity) (b).......................................         992,497
                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,997,497)....................................................       8,997,497
                                                                           ------------

TOTAL INVESTMENTS  99.2%
  (Cost $163,680,312)..................................................     168,435,752
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%............................       1,313,975
                                                                           ------------

NET ASSETS  100.0%.....................................................    $169,749,727
                                                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $163,680,312).......................  $168,435,752
Cash........................................................         4,022
Receivables:
  Investments Sold..........................................     2,268,879
  Dividends.................................................        91,600
  Portfolio Shares Sold.....................................        73,771
  Variation Margin on Futures...............................        23,500
  Interest..................................................         1,801
Other.......................................................       104,625
                                                              ------------
    Total Assets............................................   171,003,950
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       852,828
  Portfolio Shares Repurchased..............................       134,730
  Investment Advisory Fee...................................        70,642
  Distributor and Affiliates................................         7,856
Trustees' Deferred Compensation and Retirement Plans........       138,752
Accrued Expenses............................................        49,415
                                                              ------------
    Total Liabilities.......................................     1,254,223
                                                              ------------
NET ASSETS..................................................  $169,749,727
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $190,880,249
Net Unrealized Appreciation.................................     4,644,952
Accumulated Undistributed Net Investment Income.............       154,085
Accumulated Distributions in Excess of Net Realized Gain....   (25,929,559)
                                                              ------------
NET ASSETS..................................................  $169,749,727
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $163,614,736 and
    10,449,248 shares of beneficial interest issued and
    outstanding)............................................  $      15.66
                                                              ============
  Class II Shares (Based on net assets of $6,134,991 and
    391,389 shares of beneficial interest issued and
    outstanding)............................................  $      15.67
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $79).........  $    515,926
Interest....................................................       274,446
                                                              ------------
    Total Income............................................       790,372
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       433,984
Accounting..................................................        26,749
Custody.....................................................        19,641
Trustees' Fees and Related Expenses.........................        12,864
Distribution (12b-1) and Service Fees.......................         5,321
Legal.......................................................         2,783
Other.......................................................        40,779
                                                              ------------
    Total Expenses..........................................       542,121
    Investment Advisory Fee Reduction.......................        15,228
    Less Credits Earned on Cash Balances....................           962
                                                              ------------
    Net Expenses............................................       525,931
                                                              ------------
NET INVESTMENT INCOME.......................................  $    264,441
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(19,432,219)
  Futures...................................................       500,609
                                                              ------------
Net Realized Loss...........................................   (18,931,610)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    18,729,278
                                                              ------------
  End of the Period:
    Investments.............................................     4,755,440
    Futures.................................................      (110,488)
                                                              ------------
                                                                 4,644,952
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,084,326)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(33,015,936)
                                                              ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(32,751,495)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    264,441        $    297,448
Net Realized Gain/Loss......................................     (18,931,610)          5,346,968
Net Unrealized Depreciation During the Period...............     (14,084,326)        (40,812,387)
                                                                ------------        ------------
Change in Net Assets from Operations........................     (32,751,495)        (35,167,971)
                                                                ------------        ------------

Distributions from Net Investment Income:
  Class I Shares............................................        (317,763)           (329,999)
  Class II Shares...........................................          (1,477)                -0-
                                                                ------------        ------------
                                                                    (319,240)           (329,999)
                                                                ------------        ------------

Distributions from and in Excess of Net Realized Gain:
  Class I Shares............................................     (11,538,987)        (18,629,140)
  Class II Shares...........................................        (258,138)                -0-
                                                                ------------        ------------
                                                                 (11,797,125)        (18,629,140)
                                                                ------------        ------------
Total Distributions.........................................     (12,116,365)        (18,959,139)
                                                                ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (44,867,860)        (54,127,110)
                                                                ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      24,759,839          82,630,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      12,116,365          18,959,139
Cost of Shares Repurchased..................................     (18,352,410)        (25,505,383)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      18,523,794          76,084,177
                                                                ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (26,344,066)         21,957,067
NET ASSETS:
Beginning of the Period.....................................     196,093,793         174,136,726
                                                                ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $154,085 and $208,884,
  respectively).............................................    $169,749,727        $196,093,793
                                                                ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX
                                               MONTHS
                                               ENDED                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                                JUNE 30,      -------------------------------------------
                                                2001         2000      1999     1998     1997     1996
                                              ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 20.27       $ 26.11   $22.39   $18.11   $16.26   $14.69
                                              -------       -------   ------   ------   ------   ------
  Net Investment Income.....................      .03           .03      .05      .07      .09      .11
  Net Realized and Unrealized Gain/Loss.....    (3.40)        (3.19)    5.39     4.44     4.74     3.42
                                              -------       -------   ------   ------   ------   ------
Total from Investment Operations............    (3.37)         3.16     5.44     4.51     4.83     3.53
                                              -------       -------   ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income..................................      .03           .05      .07      .02      .10      .11
  Distributions from Net Realized Gain......     1.21          2.63     1.65      .21     2.88     1.85
                                              -------       -------   ------   ------   ------   ------
Total Distributions.........................     1.24          2.68     1.72      .23     2.98     1.96
                                              -------       -------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD..........  $ 15.66       $ 20.27   $26.11   $22.39   $18.11   $16.26
                                              =======       =======   ======   ======   ======   ======

Total Return*...............................  -16.30%**     -14.64%   25.85%   25.00%   30.66%   24.80%
Net Assets at End of the Period (In
  millions).................................  $ 163.6       $ 193.8   $174.1   $123.6   $ 98.7   $ 84.8
Ratio of Expenses to Average Net Assets*....     .60%          .60%     .60%     .60%     .60%     .60%
Ratio of Net Investment Income to Average
  Net Assets*...............................     .31%          .15%     .22%     .35%     .47%     .68%
Portfolio Turnover..........................      59%**        114%     116%      82%      82%     152%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....     .62%           N/A     .62%     .64%     .66%     .75%
Ratio of Net Investment Income to Average
  Net Assets................................     .29%           N/A     .20%     .31%     .41%     .53%

** Non-annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                SIX         JULY 24, 2000
                                                               MONTHS       (COMMENCEMENT
                                                               ENDED        OF INVESTMENT
CLASS II SHARES                                               JUNE 30,     OPERATIONS) TO
                                                                2001      DECEMBER 31, 2000
                                                              -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 20.29          $ 25.47
                                                              -------          -------
  Net Investment Income.....................................      .01              -0-
  Net Realized and Unrealized Loss..........................    (3.41)           (5.18)
                                                              -------          -------
Total from Investment Operations............................    (3.40)           (5.18)
                                                              -------          -------
Less:
  Distributions from Net Investment Income..................      .01              -0-
  Distributions from Net Realized Gain......................     1.21              -0-
                                                              -------          -------
Total Distributions.........................................     1.22              -0-
                                                              -------          -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 15.67          $ 20.29
                                                              =======          =======

Total Return* (a)...........................................  -16.44%**        -20.34%**
Net Assets at End of the Period (In millions)...............  $   6.1          $   2.3
Ratio of Expenses to Average Net Assets.....................     .85%             .85%
Ratio of Net Investment Income to Average Net Assets........     .06%             .06%
Portfolio Turnover..........................................      59%**           114%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................     .87%              N/A
Ratio of Net Investment Income to Average Net Assets........     .04%              N/A

** Non-annualized

N/A = Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-ended management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operation on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on the Nasdaq securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $164,704,117; the aggregate gross unrealized appreciation is $13,644,944 and the aggregate

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

unrealized depreciation is $9,913,309, resulting in net unrealized appreciation on long- and short-term investments of $3,731,635.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short term capital gains and a portion of future gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, custody fees were reduced by $962 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for all expenses as a percent of average daily net assets in excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and
 .85% for Classes I and II, respectively. For the six months ended June 30, 2001, the Adviser voluntarily waived $15,228 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $10,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $8,700. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,434 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $183,619,909 and $7,260,340 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   1,167,251    $ 19,882,285
  Class II..................................................     285,756       4,877,554
                                                              ----------    ------------
Total Sales.................................................   1,453,007    $ 24,759,839
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     802,759    $ 11,856,749
  Class II..................................................      17,542         259,616
                                                              ----------    ------------
Total Dividend Reinvestment.................................     820,301    $ 12,116,365
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,078,697)   $(17,905,652)
  Class II..................................................     (26,727)       (446,758)
                                                              ----------    ------------
Total Repurchases...........................................  (1,105,424)   $(18,352,410)
                                                              ==========    ============

    At December 31, 2000, capital aggregated $169,786,527 and $2,569,928 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class I...................................................   3,235,323    $ 80,049,235
  Class II..................................................     115,314       2,581,186
                                                              ----------    ------------
Total Sales.................................................   3,350,637    $ 82,630,421
                                                              ==========    ============
Dividend Reinvestment:
  Class I...................................................     700,116    $ 18,959,139
  Class II..................................................         -0-             -0-
                                                              ----------    ------------
Total Dividend Reinvestment.................................     700,116    $ 18,959,139
                                                              ==========    ============
Repurchases:
  Class I...................................................  (1,047,376)   $(25,494,125)
  Class II..................................................        (496)        (11,258)
                                                              ----------    ------------
Total Repurchases...........................................  (1,047,872)   $(25,505,383)
                                                              ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $102,947,480 and $97,264,649, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invest in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $25,000, for the six months ended June 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................     -0-
Futures Opened..............................................      55
Futures Closed..............................................     (35)
                                                                 ---
Outstanding at June 30, 2001................................      20
                                                                 ===

    The futures contracts outstanding as of June 30, 2001 and the description and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION/
                                                              CONTACTS    DEPRECIATION
Long Contracts:
  Sept 2001 S&P 500 Index Futures (Current Notional Value
    $307,925 per contract)..................................     20         $(110,488)
                                                                 ==         =========

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $3,700.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR ENT 8/01                                                 3588H01-AP-8/01

Van Kampen
Life Investment Trust
Global Equity Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      11
                        NOTES TO FINANCIAL STATEMENTS      15

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      18
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      19

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I
-----------------------------------------------------------------------
Six-month total return based on NAV(1)                           -9.63%
-----------------------------------------------------------------------
One-year total return based on NAV(1)                            18.94%
-----------------------------------------------------------------------
Five-year total return based on NAV(1)                            8.06%
-----------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
  NAV(1)                                                          9.23%
-----------------------------------------------------------------------
Commencement date                                              07/03/95
-----------------------------------------------------------------------

(1) Total Return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Performance for other share classes will vary.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GLOBAL EQUITY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANN D. THIVIERGE, MORGAN STANLEY INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE PORTFOLIO SINCE 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MAJOR MARKET FACTORS
    INFLUENCED THE PORTFOLIO DURING THE REPORTING PERIOD?

A   The global economic environment slowed
substantially during the six-month reporting period. Deteriorating economic news, weak corporate earnings and declining company valuations drove world stock markets lower. Following the Federal Reserve Board's lead in January 2001, central banks worldwide attempted to revive their sluggish economies by lowering interest rates. Despite these drastic actions, we remained skeptical about the widely anticipated success of these monetary easing policies.

    Despite a short-lived rally in the spring, many of the weakest-performing securities during the reporting period were of companies in the technology, media and telecommunications (TMT) sectors. Poor TMT performance was a worldwide phenomenon, but the situation was especially pronounced in the United States. Leading U.S. TMT companies, such as Cisco and Intel, announced earnings shortfalls and suffered from severe inventory excesses. European TMT stocks went through a similar correction.

    These factors, coupled with extremely high valuations, led investors to flee TMT stocks in favor of securities offering the potential for more predictable earnings--such as those in consumer staples and other defensive areas of the economy.

Q   IN LIGHT OF THOSE FACTORS, HOW
    DID THE PORTFOLIO PERFORM?

A   The portfolio, which was vulnerable to
many of the same forces that depressed worldwide market performance, returned -9.63 percent during the six months ended June 30, 2001. The total return of the portfolio is based on net asset value (NAV) of Class I shares and assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    However, the portfolio outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index (with net dividends), which returned -10.66 percent. The MSCI World Index (with net dividends) is composed of securities on stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax. This index is a statistical composite, and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   HOW DID YOU MANAGE THE PORTFOLIO IN
    THE RECENT MARKET ENVIRONMENT?

A   In keeping with our long-term investment
strategy, we use a top-down, optimized strategy to select stocks. First, we determine which countries or sectors may be potential opportunities. Next, we purchase individual securities designed to track the markets of that country or particular sector. Our goal is to invest in a broad selection of securities representing exposure to world markets. We believe this process may be an effective way to maximize the return and minimize the risk associated with global investment.

Q   WHAT DO YOU SEE AHEAD FOR GLOBAL
    MARKETS AND THE PORTFOLIO?

A   While the Fed has acted decisively to help
fight recession, and the European Central Bank has begun to follow suit, we are not sure how effective that approach will be. In our view, the greater economic problem stems from excess inventory and over-investment--and these are problems that interest-rate cuts cannot solve.

    We believe the global slowdown may last longer than some analysts are predicting. Signs continue to point to weakness in the United States and Europe, and we remain skeptical that Japan can implement needed economic reforms in the near term. Valuations have come down considerably in the U.S. and European stock markets, but they are still expensive and may have farther to fall. We believe world stock markets will not sustain a rally until it becomes clearer that global economies and corporate earnings have reached their low points. In the meantime, we will continue to watch the markets for signs of fundamental improvement.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
COMMON STOCKS  97.1%
AUSTRALIA  0.6%
Orica Ltd. .................................................    4,349     $    9,880
Rio Tinto Ltd. .............................................      442          7,697
                                                                          ----------
                                                                              17,577
                                                                          ----------
AUSTRIA  0.3%
OMV, AG.....................................................       98          8,222
                                                                          ----------
BELGIUM  0.9%
KBC Bankverzekerings Holding (a)............................      695         24,737
                                                                          ----------

CANADA  1.4%
Enbridge, Inc. .............................................    1,000         27,142
Nortel Networks Corp. ......................................      700          6,458
Placer Dome, Inc. ..........................................      600          5,851
                                                                          ----------
                                                                              39,451
                                                                          ----------
DENMARK  0.9%
Novo Nordisk A/S, Ser B.....................................      500         22,138
Novozymes A/S, Ser B (a)....................................      100          2,089
                                                                          ----------
                                                                              24,227
                                                                          ----------
FINLAND  0.8%
Nokia (Ab) Oy (a)...........................................      900         20,418
                                                                          ----------

FRANCE  3.0%
Alcatel Alsthom (Cie Gen El)................................      390          8,163
Axa-UAP.....................................................      612         17,452
Compagnie de Saint Gobain...................................       92         12,513
France Telecom..............................................      219         10,449
LVMH (Moet Hennessy Lois Vuitton)...........................      222         11,194
Total, Class B..............................................      154         21,586
                                                                          ----------
                                                                              81,357
                                                                          ----------
GERMANY  6.4%
Allianz, AG.................................................      100         29,216
BASF, AG....................................................      300         11,847
Bayer, AG...................................................      300         11,784
DaimlerChrysler, AG.........................................      300         13,792
Deutsche Bank, AG...........................................      600         43,037
Deutsche Telekom, AG........................................      600         13,688
E.On, AG....................................................      300         15,747
Linde, AG...................................................      200          8,503
Siemens, AG.................................................      450         27,648
                                                                          ----------
                                                                             175,262
                                                                          ----------
ITALY  2.2%
Assicurazioni Generali......................................      600         18,051
ENI SpA.....................................................    1,250         15,254
Fiat SpA....................................................      300          5,873
Telecom Italia Moblie SpA (a)...............................    1,750          8,928
Telecom Italia SpA..........................................    1,250         11,229
                                                                          ----------
                                                                              59,335
                                                                          ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
JAPAN  9.9%
Acom Co., Ltd. .............................................      100     $    8,828
Daiwa Securities............................................    1,000         10,464
Hitachi.....................................................    1,000          9,823
Japan Air Lines Co. (a).....................................    3,000          9,646
Japan Energy Corp. .........................................    4,000          8,468
Japan Tobacco, Inc. ........................................        2         13,792
Kawasaki Steel Corp. .......................................    4,000          4,747
Komatsu.....................................................    2,000          9,173
Kyocera Corp. ..............................................      100          8,820
Mitsubishi Electric Corp. ..................................    3,000         14,866
Mitsubishi Tokyo Financial Group, Inc. .....................        1          5,004
NEC Corp. ..................................................    1,000         13,511
Nippon Steel Corp. .........................................    4,000          6,062
Nippon Telegraph & Telephone Corp. .........................        2         10,424
Nippon Yusen Kabushiki Kaisha...............................    3,000         11,884
Nissan Motor Co. ...........................................    2,000         13,808
NSK Ltd. ...................................................    1,000          4,322
Oji Paper Co. ..............................................    2,000          9,895
Sekisui House...............................................    2,000         16,983
Sharp Corp. ................................................    1,000         13,632
Softbank Corp. .............................................      100          3,280
Sony Corp. .................................................      200         13,151
Teijin......................................................    2,000         11,242
Tobu Railway Co. ...........................................    4,000         12,798
Toshiba Corp. ..............................................    2,000         10,569
Toyota Motor Corp. .........................................      400         14,081
                                                                          ----------
                                                                             269,273
                                                                          ----------
NETHERLANDS  3.7%
ABN Amro Holdings...........................................    1,138         21,400
Akzo Nobel..................................................      285         12,076
Elsevier....................................................      892         11,112
Koninklijke Ahold NV........................................      850         26,652
Royal Dutch Petroleum Co. ..................................      371         21,373
Wolters Kluwer..............................................      285          7,668
                                                                          ----------
                                                                             100,281
                                                                          ----------
SINGAPORE  0.3%
Singapore Telecommunications................................    7,000          7,300
                                                                          ----------

SPAIN  1.9%
Endesa, SA..................................................    1,290         20,596
Repsol-YPF, SA..............................................      906         14,972
Telefonica de Espana (a)....................................    1,338         16,509
                                                                          ----------
                                                                              52,077
                                                                          ----------
SWEDEN  0.2%
Ericsson Telefon LM, Ser B..................................    1,100          6,020
                                                                          ----------

SWITZERLAND  3.9%
Credit Suisse Group.........................................      130         21,383
Nestle, SA..................................................      150         31,895
Novartis AG.................................................      800         28,967

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
SWITZERLAND (CONTINUED)
Roche Holdings Genusscheine AG..............................      200     $   14,417
Zurich Financial Services Group, AG.........................       27          9,213
                                                                          ----------
                                                                             105,875
                                                                          ----------
UNITED KINGDOM  7.4%
AstraZeneca Plc.............................................      392         18,290
Barclays....................................................      278          8,535
Bass........................................................    1,447         15,141
BP Amoco....................................................    3,106         25,567
British America Tobacco.....................................    1,392         10,586
British Telecommunications..................................      695          4,375
GlaxoSmithKline Plc (a).....................................    1,071         30,166
HSBC Holdings...............................................    2,292         27,194
Invensys Plc................................................    2,133          4,055
Lloyds TSB Group............................................      830          8,317
Marks & Spencer.............................................      835          3,081
Rank Group..................................................    3,171          9,646
Smiths Industries...........................................      898         10,433
Vodafone AirTouch Plc (a)...................................   11,979         26,570
                                                                          ----------
                                                                             201,956
                                                                          ----------
UNITED STATES  53.3%
Abbott Laboratories, Inc. ..................................      400         19,204
Alcoa, Inc. ................................................      200          7,880
American Express Co. .......................................      400         15,520
American Home Products Corp. ...............................      300         17,532
American International Group, Inc. .........................      400         34,400
AOL Time Warner, Inc. (a)...................................    1,300         68,900
AT&T Corp.--Liberty Media Corp., Class A (a)................    1,300         22,737
AT&T Wireless Services, Inc. (a)............................      470          7,691
Bank of America Corp. ......................................      700         42,021
BellSouth Corp. ............................................      500         20,135
Boeing Co. .................................................      300         16,680
Bristol-Myers Squibb Co. ...................................      500         26,150
Chevron Corp. ..............................................      200         18,100
Cisco Systems, Inc. (a).....................................    1,000         18,200
Citigroup, Inc. ............................................      900         47,556
Coca-Cola Co. ..............................................      600         27,000
Dell Computer Corp. (a).....................................      600         15,690
Delphi Automotive Systems Corp. ............................      500          7,965
Dow Chemical Co. ...........................................      300          9,975
Du Pont (E.I.) de Nemours & Co. ............................      300         14,472
Eastman Kodak Co. ..........................................      200          9,336
Eli Lilly & Co. ............................................      300         22,200
EMC Corp. (a)...............................................      400         11,620
Exxon Mobil Corp. ..........................................      700         61,145
Fannie Mae..................................................      300         25,545
First Data Corp. ...........................................      400         25,700
FPL Group, Inc. ............................................      300         18,063
General Electric Co. .......................................    1,800         87,750
General Motors Corp. .......................................      400         25,740
Gillette Co. ...............................................      300          8,697
HCA, Inc. ..................................................      500         22,595
Hewlett-Packard Co. ........................................      300          8,580

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
UNITED STATES (CONTINUED)
Home Depot, Inc. ...........................................      600     $   27,930
Illinois Tool Works, Inc. ..................................      200         12,660
Intel Corp. ................................................    1,200         35,100
International Business Machines Corp. ......................      300         33,900
International Paper Co. ....................................      200          7,140
J.P. Morgan Chase & Co. ....................................      740         33,004
Johnson & Johnson...........................................      600         30,000
Kimberly-Clark Corp. .......................................      200         11,180
Lucent Technologies, Inc. ..................................      600          3,720
McData Corp., Class A (a)...................................       14            246
McDonald's Corp. ...........................................      600         16,236
Merck & Co., Inc. ..........................................      500         31,955
Microsoft Corp. (a).........................................    1,000         73,000
Minnesota Mining & Manufacturing Co. .......................      200         22,820
Motorola, Inc. .............................................      600          9,936
Oracle Corp. (a)............................................    1,400         26,600
Pfizer, Inc. ...............................................      900         36,045
Procter & Gamble Co. .......................................      300         19,140
QUALCOMM, Inc. (a)..........................................      300         17,544
Raytheon Co. ...............................................      100          2,655
Rockwell International Corp. ...............................      100          3,812
SBC Communications, Inc. ...................................      400         16,024
Sears Roebuck & Co. ........................................      300         12,693
Texas Instruments, Inc. ....................................      400         12,600
Verizon Communications, Inc. ...............................      400         21,400
Wal-Mart Stores, Inc. ......................................    1,000         48,800
Walt Disney Co. ............................................      400         11,556
Wells Fargo & Co. ..........................................    1,500         69,645
Weyerhaeuser Co. ...........................................      200         10,994
WorldCom, Inc.--MCI Group...................................      300          4,260
WorldCom, Inc.--WorldCom Group (a)..........................       12            193
Xerox Corp. (a).............................................      200          1,914
Yahoo!, Inc. ...............................................      100          1,999
                                                                          ----------
                                                                           1,451,480
                                                                          ----------

TOTAL INVESTMENTS  97.1%
  (Cost $2,536,859)...................................................     2,644,848
FOREIGN CURRENCY  0.4%
  (Cost $11,899)......................................................        11,618
OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%...........................        68,338
                                                                          ----------

NET ASSETS  100.0%....................................................    $2,724,804
                                                                          ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $2,536,859).........................  $2,644,848
Foreign Currency (Cost $11,899).............................      11,618
Cash........................................................      84,832
Receivables:
  Portfolio Shares Sold.....................................      15,712
  Expense Reimbursement from Adviser........................       5,606
  Dividends.................................................       3,943
Other.......................................................      45,311
                                                              ----------
    Total Assets............................................   2,811,870
                                                              ----------
LIABILITIES:
Distributor and Affiliates Payable..........................       2,803
Trustees' Deferred Compensation and Retirement Plans........      62,325
Accrued Expenses............................................      21,938
                                                              ----------
    Total Liabilities.......................................      87,066
                                                              ----------
NET ASSETS..................................................  $2,724,804
                                                              ==========
NET ASSETS CONSIST OF:......................................
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,657,631
Net Unrealized Appreciation.................................     107,494
Accumulated Net Realized Gain...............................      19,447
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (59,768)
                                                              ----------
NET ASSETS..................................................  $2,724,804
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $2,724,804 and 267,910 shares of
  beneficial interest issued and outstanding)...............  $    10.17
                                                              ==========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,245)......  $  25,082
Interest....................................................         66
                                                              ---------
    Total Income............................................     25,148
                                                              ---------
EXPENSES:
Investment Advisory Fee.....................................     14,517
Audit.......................................................     12,185
Accounting..................................................     10,122
Trustees' Fees and Related Expenses.........................      7,851
Shareholder Services........................................      7,604
Shareholder Reports.........................................      4,074
Custody.....................................................      3,904
Legal.......................................................        858
Other.......................................................      2,139
                                                              ---------
    Total Expenses..........................................     63,254
    Expense Reduction ($14,517 Investment Advisory Fee and
     $31,317 Other).........................................     45,834
                                                              ---------
    Net Expenses............................................     17,420
                                                              ---------
NET INVESTMENT INCOME.......................................  $   7,728
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  21,867
  Foreign Currency Transactions.............................       (839)
                                                              ---------
Net Realized Gain...........................................     21,028
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    436,189
                                                              ---------
  End of the Period:
    Investments.............................................    107,989
    Foreign Currency Translation............................       (495)
                                                              ---------
                                                                107,494
                                                              ---------
Net Unrealized Depreciation During the Period...............   (328,695)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(307,667)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(299,939)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2001     DECEMBER 31, 2000
                                                             ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    7,728         $     8,363
Net Realized Gain...........................................        21,028             721,017
Net Unrealized Depreciation During the Period...............      (328,695)         (1,351,062)
                                                                ----------         -----------
Change in Net Assets from Operations........................      (299,939)           (621,682)
                                                                ----------         -----------

Distributions from and in Excess of Net Investment Income...           -0-             (45,562)
Distributions from Net Realized Gain........................       (57,674)           (658,500)
                                                                ----------         -----------
Total Distributions.........................................       (57,674)           (704,062)
                                                                ----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (357,613)         (1,325,744)
                                                                ----------         -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       132,318           1,179,139
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        37,330             704,062
Cost of Shares Repurchased..................................      (284,604)         (1,707,231)
                                                                ----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (114,956)            175,970
                                                                ----------         -----------
TOTAL DECREASE IN NET ASSETS................................      (472,569)         (1,149,774)
NET ASSETS:
Beginning of the Period.....................................     3,197,373           4,347,147
                                                                ----------         -----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $59,768 and $67,496,
  respectively).............................................    $2,724,804         $ 3,197,373
                                                                ==========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS
                                               ENDED                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                                JUNE 30,    -----------------------------------------------
                                                2001       2000       1999      1998      1997      1996
                                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $11.50     $ 16.94    $13.21    $11.00    $11.66    $10.30
                                               ------     -------    ------    ------    ------    ------
  Net Investment Income....................       .02         .07       .24       .09       .11       .03
  Net Realized and Unrealized Gain/Loss....     (1.14)      (2.60)     3.71      2.26      1.69      1.69
                                               ------     -------    ------    ------    ------    ------
Total from Investment Operations...........     (1.12)      (2.53)     3.95      2.35      1.80      1.72
                                               ------     -------    ------    ------    ------    ------
Less:
  Distributions from and in Excess of Net
    Investment Income......................       -0-         .23       .04       .14       .11       .19
  Distributions from and in Excess of Net
    Realized Gain..........................       .21        2.68       .18       -0-      2.35       .17
                                               ------     -------    ------    ------    ------    ------
Total Distributions........................       .21        2.91       .22       .14      2.46       .36
                                               ------     -------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.........    $10.17     $ 11.50    $16.94    $13.21    $11.00    $11.66
                                               ======     =======    ======    ======    ======    ======

Total Return**.............................    -9.63%*    -14.81%    30.06%    21.61%    15.85%    16.72%
Net Assets at End of the Period (In
  millions)................................    $  2.7     $   3.2    $  4.3    $  3.4    $  3.0    $  2.5
Ratio of Expenses to Average Net Assets**
  (a)......................................     1.20%       1.32%     1.20%     1.20%     1.20%     1.20%
Ratio of Net Investment Income to Average
  Net Assets **............................      .53%        .20%      .42%      .79%      .76%      .27%
Portfolio Turnover.........................       0%*         49%        7%        3%      132%       94%
 * Non-annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a)......................................     4.35%       4.05%     4.84%     6.27%     6.78%     7.43%
Ratio of Net Investment Loss to Average Net
  Assets...................................    (2.62%)     (2.53%)   (3.22%)   (4.82%)   (4.82%)   (5.96%)

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio commenced investment operations on July 3, 1995.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting purposes and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, the cost of long-term investments is $2,538,025; the aggregate gross unrealized appreciation is $511,950 and the aggregate gross unrealized depreciation is $405,127, resulting in net unrealized appreciation on long-term investments of $106,823.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     1.00%
Next $500 million...........................................      .95%
Over $1 billion.............................................      .90%

    The Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fee to the Subadviser.

    For the six months ended June 30, 2001, the Adviser voluntarily waived $14,517 of its investment advisory fees and assumed $31,317 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized approximately $800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $43,368 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the six months ended June 30, 2001, share transactions were as follows:

Beginning Shares............................................     278,080
Sales.......................................................      12,561
Dividend Reinvestment.......................................       3,817
Repurchases.................................................     (26,548)
                                                              ----------
Ending Shares...............................................     267,910
                                                              ----------
Capital at 06/30/01.........................................  $2,657,631
                                                              ==========

    For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................     256,613
Sales.......................................................      73,047
Dividend Reinvestment.......................................      61,600
Repurchases.................................................    (113,180)
                                                              ----------
Ending Shares...............................................     278,080
                                                              ----------
Capital at 12/31/00.........................................  $2,772,587
                                                              ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,101 and $176,122, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. At June 30, 2001, there were no outstanding forward currency contracts.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GLOBAL EQUITY PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISOR

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1585 Broadway
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR GE 8/01                                                  3612H01-AP-8/01

Van Kampen
Life Investment Trust
Government Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                      Q&A WITH YOUR PORTFOLIO MANAGER       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS       9
                        NOTES TO FINANCIAL STATEMENTS      14

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      20
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio manager, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                            2.25%      2.07%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            10.19%        N/A
--------------------------------------------------------------------------------------
Five-year total return based on NAV(1)                            6.65%        N/A
--------------------------------------------------------------------------------------
Ten-year total return based on NAV(1)                             6.72%        N/A
--------------------------------------------------------------------------------------
Since inception total return based on NAV(1)                      6.74%      2.40%(2)
--------------------------------------------------------------------------------------
Commencement date                                              04/07/86   12/15/00
--------------------------------------------------------------------------------------
SEC Yield(3)                                                      5.59%      5.35%
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) Class II Shares commenced operations on December 15, 2000. This return represents cumulative total return from commencement to June 30, 2001.

(3) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Portfolio. Portfolio shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

                                                                   [MUNDY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE PAST
SIX MONTHS. THE TEAM IS LED BY TED V. MUNDY III, PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The Federal Reserve Board (the "Fed")
has been cutting short-term interest rates since the first week in January, hoping to stimulate spending and business activity in a slumping economy. Since then, the Fed has lowered the target federal funds rate on six separate occasions, resulting in a cumulative reduction of two-and-three-quarter percentage points.

    Naturally, the result of these cuts has been declining short-term interest rates. As short-term rates have come down, the yield curve has reverted back to a positive slope, after being inverted coming into the year (in other words, short-term rates were generally higher than long-term rates, which is the opposite of what normally occurs). For example, the yield on the 2-year Treasury note dropped from 5.10 percent on December 31, 2000, to just 4.24 percent on June 30, 2001. In comparison, the yield on the 30-year Treasury bond started the period at 5.46 percent and ended at 5.76 percent. Therefore, while long-term rates actually rose, short-term rates fell, which provided a bit of a boost to the performance of portfolios with a concentration of assets in securities with shorter maturities.

    This environment has favored mortgage-backed securities, which have generally outperformed Treasuries and government agency securities over the first half of the year. Declining rates, however, had increased prepayment activity on outstanding mortgages as homeowners took advantage of lower borrowing costs by refinancing their mortgages. This accelerated the prepayment rate of many of the mortgage pools that make up the mortgage-backed securities that the portfolio invests in. As a result, portfolios such as this experienced a premature return of invested principal, which must be reinvested at the lower prevailing rates available in the marketplace.

    Investor demand for government and mortgage securities could be interpreted as a reaction to increased volatility in the stock market and concerns that a slowing national economy could continue to erode corporate earnings, making it more difficult for heavily leveraged companies to honor their debt obligations. We believe investor demand for high-quality fixed-income investments has resulted in assets shifting out of stocks and into this market segment, adding price support in the government and investment grade markets.

    For the six-month period ending June 30, 2001, the portfolio generated a total return of 2.25 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the portfolio's returns would have been lower.

    By comparison, the Lehman Brothers Mutual Fund Government/Mortgage Index posted a total return of 3.00 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE PORTFOLIO?

A   Early in the year, we had taken a defensive
stance with regard to mortgage-backed securities, but we began to shift assets into this market segment late in the first quarter of 2001, creating a slightly higher exposure to mortgages. This shift contributed to the positive performance of the portfolio.

    Within this declining rate environment, we were very selective in adding new mortgage-backed positions. To protect the portfolio's income in the mortgage sector, our choices have favored mortgage securities with reduced prepayment characteristics, such as seasoned securities and securities from mortgage pools with relatively low loan balances.

    Also, we increased the portfolio's weighting in government agency securities along the shorter end of the yield curve. This portion of the market benefited from the Fed's moves to push down short-term interest rates (remember, as the price of a bond goes up, its yield goes down, and vice versa).

    Later in the second quarter, we expected a pullback in the mortgage sector, so we reduced our positions there and moved assets into agency securities with maturities in the 4- to 7-year range. As of June 30, 2001, the portfolio's composition was 37.2 percent in Treasuries, 24.9 percent in agency securities, and 37.8 percent in mortgage-backed securities.

    In general, the portfolio has had a higher concentration of assets at the shorter end of the maturity spectrum than it usually does (its average maturity as of June 30, 2001, was 6.4 years). This portfolio structure has been one of the key factors in the portfolio's strong performance over the reporting period.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    AND THE PORTFOLIO IN THE MONTHS AHEAD?

A   At the close of the period, we were
generally optimistic about the long-term prospects for the fixed-income markets. We may see a more stable market moving forward, as the end of the Fed's easing cycle appears imminent. The market appears to be pricing in one more cut of 25 basis points now.

    It seems likely that employment will be sluggish and consumer spending may drag until the effects of this year's rate cuts take full effect (which historically has taken six months or more). Also, the government's new tax plan could boost the confidence level of investors later on in the third quarter and into the fourth quarter.

    In the near term, we will consider allocating a greater portion of the portfolio to mortgage-backed securities as interest rates level off. We do not foresee another significant prepayment wave in mortgages, unless we see 30-year mortgages come down closer to the 6.5 percent range.

    Also, even as the Fed ends its easing of short-term interest rates, the yield curve is likely to remain biased towards a steep profile, favoring a shift into intermediate-term securities. The prospects for greater rate stability and an eventual rebound in the economy bode well for fixed-income investors. With the stock markets trading in a less robust fashion, the bond markets may provide an attractive investment alternative.

As of July 24, 2001, the Portfolio is managed by the High Grade team of Van Kampen Asset Management Inc. (the "Adviser"). The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                       MARKET
(000)                      DESCRIPTION                   COUPON          MATURITY             VALUE
          COLLATERALIZED MORTGAGE OBLIGATIONS  4.2%
$1,500    Federal Home Loan Mortgage Corp. Pools........ 5.500%    06/15/04                $ 1,507,260
   300    Federal National Mortgage Association Pools... 6.000     02/25/02                    302,862
   750    Federal National Mortgage Association Pools... 6.022     11/25/10                    732,892
                                                                                           -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............................................      2,543,014
                                                                                           -----------

          MORTGAGE BACKED SECURITIES  31.1%
 1,786    Federal Home Loan Mortgage Corp. 30 Year
          Pools......................................... 6.000     06/01/29 to 09/01/29      1,726,247
 2,806    Federal Home Loan Mortgage Corp. 30 Year
          Pools......................................... 6.500     05/01/29 to 06/01/31      2,773,636
   858    Federal Home Loan Mortgage Corp. 30 Year
          Pools......................................... 7.000     05/01/24 to 07/01/24        866,625
 1,685    Federal Home Loan Mortgage Corp. 30 Year
          Pools......................................... 7.500     10/01/24 to 11/01/29      1,722,442
   100    Federal Home Loan Mortgage Corp. 30 Year
          Pools......................................... 8.000     09/01/24 to 10/01/24        104,652
 1,628    Federal National Mortgage Association 15 Year
          Pools......................................... 6.000     01/01/14 to 08/01/14      1,605,723
   500    Federal National Mortgage Association 15 Year
          Pools......................................... 6.500     06/01/09 to 04/01/11        504,630
   786    Federal National Mortgage Association 15 Year
          Pools......................................... 7.000     07/01/10 to 01/01/12        803,197
   144    Federal National Mortgage Association Pools... 5.500     07/01/24 to 02/01/29        136,239
   191    Federal National Mortgage Association Pools... 6.000     03/01/28 to 12/01/28        183,063
 1,296    Federal National Mortgage Association Pools... 6.500     03/01/26 to 06/01/28      1,279,383
 1,518    Federal National Mortgage Association Pools... 7.000     12/01/23 to 01/01/31      1,529,482
   212    Federal National Mortgage Association Pools... 7.500     05/01/24 to 10/01/24        217,327
   176    Federal National Mortgage Association Pools... 8.000     06/01/24 to 10/01/24        183,499
   301    Federal National Mortgage Association Pools... 11.000    11/01/20                    338,681
 1,215    Government National Mortgage Association
          Pools......................................... 6.500     05/15/23 to 03/15/29      1,204,972
 2,164    Government National Mortgage Association
          Pools......................................... 7.000     04/15/23 to 11/15/27      2,190,483
   689    Government National Mortgage Association
          Pools......................................... 7.500     12/15/21 to 06/15/24        709,797
   172    Government National Mortgage Association
          Pools......................................... 8.000     05/15/17 to 01/15/23        179,532
    82    Government National Mortgage Association
          Pools......................................... 8.500     05/15/17 to 07/15/17         86,879
   294    Government National Mortgage Association
          Pools......................................... 9.500     06/15/09 to 10/15/09        324,037
    18    Government National Mortgage Association
          Pools......................................... 11.000    09/15/10 to 08/15/20         20,348
                                                                                           -----------
TOTAL MORTGAGE BACKED SECURITIES.......................................................     18,690,874
                                                                                           -----------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  23.3%
   900    Federal Home Loan Banks....................... 5.125     09/15/03                    907,452

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                                       MARKET
(000)                      DESCRIPTION                   COUPON          MATURITY             VALUE
          UNITED STATES GOVERNMENT
          AGENCY OBLIGATIONS (CONTINUED)
$  900    Federal Home Loan Mortgage Corp. Pools........ 5.000%    01/15/04                $   902,673
 1,250    Federal Home Loan Mortgage Corp. Pools........ 5.250     02/15/04                  1,260,000
 2,000    Federal Home Loan Mortgage Corp. Pools........ 5.750     07/15/03                  2,041,640
 2,500    Federal Home Loan Mortgage Corp. Pools........ 7.000     07/15/05                  2,641,675
   900    Federal Home Loan Mortgage Corp. Pools........ 7.375     05/15/03                    944,685
 1,250    Federal National Mortgage Association Pools... 5.750     06/15/05 to 02/15/08      1,252,250
 2,150    Federal National Mortgage Association Pools... 6.000     12/15/05 to 05/15/08      2,172,529
 1,050    Federal National Mortgage Association Pools... 6.250     05/15/29                  1,003,873
   650    Federal National Mortgage Association Pools... 6.375     06/15/09                    662,669
   200    Federal National Mortgage Association Pools... 7.250     05/15/30                    216,330
                                                                                           -----------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS......................................     14,005,776
                                                                                           -----------

          UNITED STATES TREASURY OBLIGATIONS  34.7%
 5,200    United States Treasury Bonds (a).............. 6.000     02/15/26                  5,264,428
 1,500    United States Treasury Bonds.................. 7.625     11/15/22                  1,809,825
 1,000    United States Treasury Bonds (a).............. 8.000     11/15/21                  1,246,200
 1,600    United States Treasury Bonds (a).............. 8.125     08/15/19                  1,994,896
 1,250    United States Treasury Bonds (a).............. 9.250     02/15/16                  1,671,487
   350    United States Treasury Bonds (a).............. 10.375    11/15/12                    443,398
   200    United States Treasury Bonds.................. 10.750    08/15/05                    242,654
   700    United States Treasury Bonds (a).............. 12.000    08/15/13                    969,514
 1,700    United States Treasury Notes.................. 6.000     08/15/09                  1,768,595
 2,900    United States Treasury Notes (a).............. 6.250     02/15/03                  2,992,510
 2,350    United States Treasury Notes.................. 6.750     05/15/05                  2,503,479
                                                                                           -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS...............................................     20,906,986
                                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  93.3%
  (Cost $55,041,359)...................................................................     56,146,650

REPURCHASE AGREEMENT  5.6%
UBS Securities ($3,375,000 par collateralized by U.S. Government obligations in a
pooled cash account, dated 06/29/01, to be sold on 07/02/01 at $3,376,111).............      3,375,000
                                                                                           -----------

TOTAL INVESTMENTS  98.9%
  (Cost $58,416,359)...................................................................     59,521,650

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%............................................        655,057
                                                                                           -----------

NET ASSETS  100.0%.....................................................................    $60,176,707
                                                                                           ===========

(a) Assets segregated as collateral for open forward and futures transactions.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $58,416,359)........................  $59,521,650
Receivables:
  Interest..................................................      768,444
  Portfolio Shares Sold.....................................       36,469
Other.......................................................       95,353
                                                              -----------
    Total Assets............................................   60,421,916
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       50,849
  Investment Advisory Fee...................................       20,605
  Distributor and Affiliates................................        8,656
  Variation Margin on Futures...............................          531
  Custodian Bank............................................          318
Trustees' Deferred Compensation and Retirement Plans........      131,040
Accrued Expenses............................................       32,684
Forward Commitments.........................................          526
                                                              -----------
    Total Liabilities.......................................      245,209
                                                              -----------
NET ASSETS..................................................  $60,176,707
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $66,968,723
Accumulated Undistributed Net Investment Income.............    1,409,031
Net Unrealized Appreciation.................................    1,114,102
Accumulated Net Realized Loss...............................   (9,315,149)
                                                              -----------
NET ASSETS..................................................  $60,176,707
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $57,691,732 and
    6,425,670 shares of beneficial interest issued and
    outstanding)............................................  $      8.98
                                                              ===========
  Class II Shares (Based on net assets of $2,484,975 and
    276,597 shares of beneficial interest issued and
    outstanding)............................................  $      8.98
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,716,155
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     144,408
Accounting..................................................      15,700
Trustees' Fees and Related Expenses.........................      12,065
Custody.....................................................       6,992
Legal.......................................................       1,285
Distribution (12b-1) and Service Fees.......................       1,123
Other.......................................................      22,235
                                                              ----------
    Total Expenses..........................................     203,808
    Investment Advisory Fee Reduction.......................      27,947
    Less Credits Earned on Cash Balances....................       1,473
                                                              ----------
    Net Expenses............................................     174,388
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,541,767
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  293,245
  Futures...................................................      44,330
                                                              ----------
Net Realized Gain...........................................     337,575
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,765,058
                                                              ----------
  End of the Period:
    Investments.............................................   1,105,291
    Futures.................................................     (20,155)
    Forward Commitments.....................................        (526)
                                                              ----------
                                                               1,084,610
                                                              ----------
Net Unrealized Depreciation During the Period...............    (680,448)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (342,873)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,198,894
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,541,767         $  3,248,215
Net Realized Gain/Loss......................................        337,575             (273,002)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (680,448)           3,272,705
                                                                -----------         ------------
Change in Net Assets from Operations........................      1,198,894            6,247,918
                                                                -----------         ------------

Distributions from Net Investment Income:
  Class I Shares............................................     (3,258,020)          (3,304,902)
  Class II Shares...........................................        (25,663)                 -0-
                                                                -----------         ------------
Total Distributions.........................................     (3,283,683)          (3,304,902)
                                                                -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (2,084,789)           2,943,016
                                                                -----------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      7,770,659            6,323,182
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      3,283,683            3,304,902
Cost of Shares Repurchased..................................     (3,915,679)         (10,777,565)
                                                                -----------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      7,138,663           (1,149,481)
                                                                -----------         ------------
TOTAL INCREASE IN NET ASSETS................................      5,053,874            1,793,535
NET ASSETS:
Beginning of the Period.....................................     55,122,833           53,329,298
                                                                -----------         ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,409,031 and $3,180,439,
  respectively).............................................    $60,176,707         $ 55,122,833
                                                                ===========         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                            SIX MONTHS
                                              ENDED                       YEAR ENDED DECEMBER 31,
CLASS I SHARES                               JUNE 30,       ---------------------------------------------------
                                             2001 (A)        2000        1999       1998       1997       1996
                                            -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................    $9.30         $ 8.82      $ 9.59      $8.92      $8.67      $9.06
                                              -----         ------      ------      -----      -----      -----
  Net Investment Income...................      .24            .56         .53        .52        .56        .57
  Net Realized and Unrealized Gain/Loss...     (.03)           .48        (.84)       .24        .23       (.39)
                                              -----         ------      ------      -----      -----      -----
Total from Investment Operations..........      .21           1.04        (.31)       .76        .79        .18
Less Distributions from and in Excess of
  Net Investment Income...................      .53            .56         .46        .09        .54        .57
                                              -----         ------      ------      -----      -----      -----
NET ASSET VALUE, END OF THE PERIOD........    $8.98         $ 9.30      $ 8.82      $9.59      $8.92      $8.67
                                              =====         ======      ======      =====      =====      =====

Total Return**............................    2.25%*        12.40%      -3.36%      8.59%      9.61%      2.12%
Net Assets at End of the Period (In
  millions)...............................    $57.7         $ 55.1      $ 53.3      $57.1      $52.6      $57.3
Ratio of Expenses to Average Net
  Assets**................................     .60%           .60%        .60%       .60%       .60%       .60%
Ratio of Net Investment Income to Average
  Net Assets**............................    5.34%          6.14%       5.92%      5.74%      6.51%      6.56%
Portfolio Turnover........................      54%*          180%         92%       107%       119%       143%
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...     .70%           .79%        .74%       .73%       .74%       .80%
Ratio of Net Investment Income to Average
  Net Assets..............................    5.24%          5.95%       5.78%      5.61%      6.37%      6.36%

 * Non-annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.68% to 5.34%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            DECEMBER 15, 2000
                                                              SIX MONTHS      (COMMENCEMENT
                                                                ENDED         OF INVESTMENT
CLASS II SHARES                                                JUNE 30,      OPERATIONS) TO
                                                               2001 (B)     DECEMBER 31, 2000
                                                              -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $9.31             $9.28
                                                                -----             -----
  Net Investment Income/Loss................................     (.21)              .02
  Net Realized and Unrealized Gain..........................     (.01)              .01
                                                                -----             -----
Total from Investment Operations............................      .20               .03
Less Distributions from Net Investment Income...............      .53               -0-
                                                                -----             -----
NET ASSET VALUE, END OF THE PERIOD..........................    $8.98             $9.31
                                                                =====             =====

Total Return (a)**..........................................    2.07%*             .32%*
Net Assets at End of the Period (In millions)...............    $ 2.5             $ 1.0
Ratio of Expenses to Average Net Assets**...................     .85%              .85%
Ratio of Net Investment Income to Average Net Assets**......    5.16%             5.61%
Portfolio Turnover..........................................      54%*             180%*
** If certain expenses had not been assumed by Van Kampen, total return would have been lower
and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................     .95%             1.40%
Ratio of Net Investment Income to Average Net Assets........    5.06%             5.06%

 * Non-annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.49% to 5.16%. Per share, ratios and supplemental data for the period prior to June 30, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $29,492 reduction in cost of securities and a corresponding $29,492 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $97,570; increase net unrealized appreciation by $72,306, and increase net realized gains by $25,264. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $9,493,349 which will expire between December 31, 2002 and December 31, 2008. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from straddle positions for tax purposes.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $58,488,665, the aggregate gross unrealized appreciation is $1,136,059 and the aggregate gross unrealized depreciation is $103,074, resulting in net unrealized appreciation on long- and short-term investments of $1,032,985.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, custody fees were reduced by $1,473 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months ended June 30, 2001, the Adviser voluntarily waived $27,947 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $3,800, representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $5,700. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,550 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $64,459,956 and $2,508,767 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   568,994    $ 5,238,525
  Class II..................................................   279,218      2,532,134
                                                              --------    -----------
Total Sales.................................................   848,212    $ 7,770,659
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   360,400    $ 3,258,020
  Class II..................................................     2,836         25,663
                                                              --------    -----------
Total Dividend Reinvestment.................................   363,236    $ 3,283,683
                                                              ========    ===========
Repurchases:
  Class I...................................................  (428,014)   $(3,865,649)
  Class II..................................................    (5,565)       (50,030)
                                                              --------    -----------
Total Repurchases...........................................  (433,579)   $(3,915,679)
                                                              ========    ===========

    At December 31, 2000, capital aggregated $59,829,060 and $1,000 for Class I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................      732,707    $  6,322,182
  Class II..................................................          108           1,000
                                                              -----------    ------------
Total Sales.................................................      732,815    $  6,323,182
                                                              ===========    ============
Dividend Reinvestment:
  Class I...................................................      390,059    $  3,304,902
  Class II..................................................            0               0
                                                              -----------    ------------
Total Dividend Reinvestment.................................      390,059    $  3,304,902
                                                              ===========    ============
Repurchases:
  Class I...................................................   (1,245,955)   $(10,777,565)
  Class II..................................................            0               0
                                                              -----------    ------------
Total Repurchases...........................................   (1,245,955)   $(10,777,565)
                                                              ===========    ============

    At June 30, 2001, with the exception of Van Kampen's ownership of shares of the portfolio, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of the Portfolio.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $34,028,654 and $29,495,368, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................      48
Futures Opened..............................................     150
Futures Closed..............................................    (161)
                                                                ----
Outstanding at June 30, 2001................................      37
                                                                ====

    The futures contracts outstanding as of June 30, 2001 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  5-year U.S. Treasury Note--September 2001 (Current
    Notional Value $103,344 per contract)...................     29          $(13,591)
SHORT CONTRACTS:
  10-year U.S. Treasury Note--September 2001 (Current
    Notional Value $103,016 per contract)...................      8            (6,564)
                                                                 --          --------
                                                                 37          $(20,155)
                                                                 ==          ========

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of June 30, 2001.

PAR                                                                                     UNREALIZED
AMOUNT                                                                    CURRENT      APPRECIATION/
(000)    DESCRIPTION                                                       VALUE       DEPRECIATION
         SHORT CONTRACTS
$ 500    Federal National Mortgage Association July Forward, 7.00%...    $  508,905       $ 1,876
  650    Federal National Mortgage Association July Forward, 7.00%...       668,889         1,424
         LONG CONTRACTS
1,000    Federal National Mortgage Association July Forward, 7.50%...     1,005,310        (2,503)
1,000    Federal National Mortgage Association July Forward, 7.50%...     1,020,310        (1,323)
                                                                                          -------
                                                                                          $  (526)
                                                                                          -------

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $400.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR GOVT 8/01                                                3603H01-AP-8/01

Van Kampen
Life Investment Trust
Growth and Income Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      12
                        NOTES TO FINANCIAL STATEMENTS      17

            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)                           -2.61%     -2.79%
----------------------------------------------------------------------------------
One-year total return based on NAV(1)                            10.56%        N/A
----------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                           15.80%      2.07%(2)
----------------------------------------------------------------------------------
Commencement date                                              12/23/96   09/18/00
----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%.

(2) Class II Shares commenced operations on 9/18/00. This return represents cumulative total return from commencement to 6/30/01.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

                                                                [GILLIGAN PHOTO]
                                                           [CARROLL PHOTO]
                                                                  [ROEDER PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001.
THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER,
WHO HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN DECEMBER
1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS
JOINED BY SCOTT A. CARROLL AND JAMES O. ROEDER, PORTFOLIO
MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE
PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE MARKET
    CONDITIONS DURING THE PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   Economic uncertainty continued to plague
the stock market. The Federal Reserve Board's interest-rate hikes from early 2000 slowed the economy by the end of that year. Recessionary fears spurred volatility and profit taking in the market.

    In an effort to stimulate the economy, the Fed aggressively declared its policy change with a surprise interest-rate cut on January 3, 2001. Although investors anticipated that the Fed would lower rates, many were startled by the timing of the rate cut. In early January, a significant bounce occurred as investors flocked to stocks they believed would benefit most from interest-rate movements. This focus on rates was all-pervasive. Investors ignored fundamentals, and weaker companies outperformed stronger companies.

    The stock market was highly rotational and lacked leadership--the sector that gained one day often fell the next. Despite the series of interest-rate decreases that followed the January 3 cut, the market did not build momentum during the period. Waning earnings cast a shadow over companies and, often times, entire sectors. Without a clear sense of economic recovery, investors continued to punish companies on a hint of bad news.

    After several years of underperformance relative to growth stocks, value stocks enjoyed a renewed interest among investors. In times of uncertainty, investors have tended to seek value stocks over more aggressive growth stocks.

    Against this backdrop, the portfolio returned -2.61 percent for the six month period ended June 30, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    The portfolio's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Index. The Standard & Poor's 500 Index returned -6.70 percent, and the Russell 1000(R) Index, which more closely resembles the composition of the portfolio, returned -7.05 percent for the same period. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large capitalization stocks. Both indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE THE
    PORTFOLIO'S PERFORMANCE?

A   Although the portfolio benefited from
strong stock selection, portfolio performance was dragged down by the early January market rally. We did not anticipate that the Fed would act as boldly as it did. Consistent with this view, in the second half of 2000, we positioned the portfolio more conservatively. This positioning helped when the economy began to decelerate. While we anticipated that the Fed would lower rates, we were surprised that it happened on January 3. Immediately following the rate cut announcement, many economically sensitive stocks gained ground. Since then, we believe we made the appropriate adjustments to the portfolio. During the remainder of the reporting period, the portfolio's holdings performed in line with our expectations.

Q   WHICH STOCKS CONTRIBUTED
    TO PERFORMANCE?

A   The portfolio benefited from strong
performance in financials stocks Bank of America and First Union. We wanted to maintain exposure to financials stocks because these stocks have historically performed well in a falling interest-rate environment. Overall market sentiment was negative about banks--in the slowing economic environment, investors were concerned that banks might suffer from defaulted loans. This fear allowed us to buy these stocks at what we believed to be attractive prices.

    Home improvement retailer Lowe's was also among the portfolio's best-performing stocks. Despite the slowing economy, consumers have remained resilient. Robust spending and a strong housing market helped boost the stock.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS PERFORMED BELOW
    YOUR EXPECTATIONS?

A   Palm was the portfolio's worst-performing
stock. We were initially attracted to the company because it owned the dominant operating system in the hand-held devices market. At the time, selling the operating system proved to be a successful business. When the economy showed signs of slowing, demand for the devices cooled. Palm was left with high inventory, and along with most of its industry, declined significantly. However, we believe the sentiment to be overly negative. As of the end of the reporting period, we had not sold Palm from the portfolio. (Holdings are subject to change daily.)

    Schering Plough's stock fell when manufacturing problems caused the Food and Drug Administration (FDA) to shut down part of its plant. In addition, the FDA held up approval on a new allergy drug developed to replace Claritin. We trimmed the portfolio's position in this stock.

    Utility company Edison International also hindered the portfolio's performance during the period. Energy prices spiked in California, and because of deregulation, many utility companies could not pass the costs on to their customers. The political risks of deregulation were beyond our risk parameters, and consequently, we sold Edison from the portfolio.

Q   WHAT IS YOUR OUTLOOK?

A   Overall, we are optimistic about the
market. Although signs of recovery have been difficult to see, recent interest-rate cuts appear to be helping to create a more favorable yield curve, and money supply growth has reaccelerated. In our opinion, a steepening yield curve may signal an improving economy.

    The market may not fully recover until investors feel comfortable that the economy is turning. While we cannot predict when a recovery may occur, we are confident in our value strategy. Also, we are not afraid to invest in what is unpopular. Our decisions are guided by experience and a time-tested discipline, not by hype.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  93.6%
AEROSPACE & DEFENSE  1.5%
Raytheon Co. ...............................................   92,100   $  2,445,255
                                                                        ------------
APPAREL RETAIL  1.6%
The Gap, Inc. ..............................................   87,500      2,537,500
The Limited, Inc. ..........................................    9,900        163,548
                                                                        ------------
                                                                           2,701,048
                                                                        ------------
AUTO PARTS & EQUIPMENT  3.0%
Dana Corp. .................................................   84,800      1,979,232
Delphi Automotive Systems Corp. ............................   58,100        925,533
Johnson Controls, Inc. .....................................   29,800      2,159,606
                                                                        ------------
                                                                           5,064,371
                                                                        ------------
AUTOMOBILE MANUFACTURERS  1.1%
Ford Motor Co. .............................................   72,600      1,782,330
                                                                        ------------

BANKS  18.1%
Bank of America Corp. ......................................   99,600      5,978,988
Bank One Corp. .............................................   68,400      2,448,720
First Union Corp. ..........................................  137,300      4,797,262
FleetBoston Financial Corp. ................................   87,340      3,445,563
J.P. Morgan Chase & Co. ....................................   87,500      3,902,500
PNC Financial Services Group................................    2,210        145,396
SunTrust Banks, Inc. .......................................   27,600      1,787,928
U.S. Bancorp................................................  164,608      3,751,416
Wachovia Corp. .............................................    5,050        359,307
Washington Mutual, Inc. ....................................   96,374      3,618,844
                                                                        ------------
                                                                          30,235,924
                                                                        ------------
COMPUTER HARDWARE  0.7%
Palm, Inc. (a)..............................................  179,220      1,087,865
                                                                        ------------
CONSUMER ELECTRONICS  0.9%
Koninklijke Philips Electronics NV (Netherlands)............   58,200      1,538,226
                                                                        ------------

DIVERSIFIED CHEMICALS  5.0%
Dow Chemical Co. ...........................................   54,100      1,798,825
Du Pont (E.I.) de Nemours & Co. ............................   97,500      4,703,400
Phelps Dodge Corp. .........................................   45,600      1,892,400
                                                                        ------------
                                                                           8,394,625
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  2.1%
Equifax, Inc. ..............................................   75,400      2,765,672
H & R Block, Inc. ..........................................   12,400        800,420
                                                                        ------------
                                                                           3,566,092
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  4.7%
AG Edwards, Inc. ...........................................   49,800      2,241,000
Citigroup, Inc. ............................................   50,200      2,652,568
Fannie Mae..................................................   34,600      2,946,190
                                                                        ------------
                                                                           7,839,758
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES  3.9%
Allegheny Energy, Inc. .....................................   14,100   $    680,325
Exelon Corp. ...............................................   40,010      2,565,441
Mirant Corp. (a)............................................   28,433        978,095
Reliant Energy, Inc. .......................................   50,700      1,633,047
Southern Co. ...............................................   28,250        656,813
                                                                        ------------
                                                                           6,513,721
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.8%
Solectron Corp. (a).........................................   69,900      1,279,170
                                                                        ------------

FOOD RETAIL  0.3%
Kroger Co. (a)..............................................   17,300        432,500
                                                                        ------------

FOREST PRODUCTS  1.1%
Weyerhaeuser Co. ...........................................   33,900      1,863,483
                                                                        ------------

GENERAL MERCHANDISE STORES  0.9%
Target Corp. ...............................................   41,600      1,439,360
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.8%
McKesson HBOC, Inc. ........................................   81,510      3,025,651
                                                                        ------------

HEALTH CARE EQUIPMENT  1.0%
Beckman Coulter, Inc. ......................................   26,730      1,090,584
Boston Scientific Corp. (a).................................   36,800        625,600
                                                                        ------------
                                                                           1,716,184
                                                                        ------------
HEALTH CARE FACILITIES  0.7%
HCA, Inc. ..................................................    5,610        253,516
HEALTHSOUTH Corp. (a).......................................   55,600        887,932
                                                                        ------------
                                                                           1,141,448
                                                                        ------------
HOME IMPROVEMENT RETAIL  1.4%
Lowe's Co. .................................................   20,000      1,451,000
Sherwin-Williams Co. .......................................   42,700        947,940
                                                                        ------------
                                                                           2,398,940
                                                                        ------------
HOTELS  0.3%
Hilton Hotels Corp. ........................................   39,700        460,520
                                                                        ------------

HOUSEHOLD APPLIANCES  2.0%
The Black & Decker Corp. ...................................   30,900      1,219,314
Whirlpool Corp. ............................................   34,800      2,175,000
                                                                        ------------
                                                                           3,394,314
                                                                        ------------
HOUSEHOLD PRODUCTS  1.0%
Procter & Gamble Co. .......................................   25,200      1,607,760
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.9%
Minnesota Mining & Manufacturing Co. .......................   27,900      3,183,390
                                                                        ------------

INDUSTRIAL MACHINERY  1.2%
Ingersoll-Rand Co. .........................................   50,100      2,064,120
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED OIL & GAS  3.5%
Exxon Mobil Corp. ..........................................   53,256   $  4,651,912
Texaco, Inc. ...............................................   17,900      1,192,140
                                                                        ------------
                                                                           5,844,052
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.3%
AT&T Corp. .................................................   14,900        322,651
SBC Communications, Inc. ...................................   15,800        632,948
Sprint Corp. ...............................................  148,690      3,176,018
Verizon Communications, Inc. ...............................   25,606      1,369,921
                                                                        ------------
                                                                           5,501,538
                                                                        ------------
IT CONSULTING & SERVICES  2.8%
Computer Sciences Corp. (a).................................   55,700      1,927,220
Electronic Data Systems Corp. ..............................   44,600      2,787,500
                                                                        ------------
                                                                           4,714,720
                                                                        ------------
LIFE & HEALTH INSURANCE  2.7%
Jefferson-Pilot Corp. ......................................   36,150      1,746,768
John Hancock Financial Services.............................   35,800      1,441,308
Lincoln National Corp. .....................................   14,450        747,788
Metlife, Inc. ..............................................   19,130        592,647
                                                                        ------------
                                                                           4,528,511
                                                                        ------------
MANAGED HEALTH CARE  1.0%
Caremark Rx, Inc. (a).......................................  100,900      1,659,805
                                                                        ------------

MULTI-LINE INSURANCE  1.1%
Hartford Financial Services Group...........................   26,000      1,778,400
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  0.9%
Halliburton Co. ............................................   43,200      1,537,920
                                                                        ------------

OIL & GAS REFINING & MARKETING  0.5%
Tosco Corp. ................................................   18,100        797,305
                                                                        ------------

PACKAGED FOODS  0.3%
The Quaker Oats Co. ........................................    5,600        511,000
                                                                        ------------

PAPER PACKAGING  0.8%
Temple-Inland, Inc. ........................................   24,200      1,289,618
                                                                        ------------

PERSONAL PRODUCTS  0.3%
The Estee Lauder Cos., Inc., Class A........................   11,700        504,270
                                                                        ------------

PHARMACEUTICALS  4.3%
Johnson & Johnson...........................................   67,300      3,365,000
Mylan Laboratories, Inc. ...................................   40,700      1,144,891
Pharmacia Corp. ............................................   36,300      1,667,985
Schering-Plough Corp. ......................................   28,400      1,029,216
                                                                        ------------
                                                                           7,207,092
                                                                        ------------
PRECIOUS METALS & MINERALS  0.7%
Newmont Mining Corp. .......................................   60,850      1,132,419
                                                                        ------------

PROPERTY & CASUALTY INSURANCE  1.7%
Allstate Corp. .............................................   64,200      2,824,158
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
RAILROADS  1.8%
Norfolk Southern Corp. .....................................   65,200   $  1,349,640
Union Pacific Corp. ........................................   31,000      1,702,210
                                                                        ------------
                                                                           3,051,850
                                                                        ------------
RESTAURANTS  0.6%
McDonald's Corp. ...........................................   39,900      1,079,694
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  1.1%
KLA-Tencor Corp. (a)........................................   14,100        824,427
Novellus Systems, Inc. (a)..................................   17,200        976,788
                                                                        ------------
                                                                           1,801,215
                                                                        ------------
SEMICONDUCTORS  2.5%
Advanced Micro Devices, Inc. (a)............................   53,000      1,530,640
Micron Technology, Inc. (a).................................   63,400      2,605,740
                                                                        ------------
                                                                           4,136,380
                                                                        ------------
SOFT DRINKS  1.0%
Coca Cola Enterprises, Inc. ................................   17,700        289,395
PepsiCo, Inc. ..............................................   31,600      1,396,720
                                                                        ------------
                                                                           1,686,115
                                                                        ------------
SPECIALTY CHEMICALS  1.5%
Rohm & Haas Co. ............................................   77,700      2,556,330
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  1.3%
Motorola, Inc. .............................................  133,700      2,214,072
                                                                        ------------

TIRES & RUBBER  1.9%
Goodyear Tire & Rubber Co. .................................  112,700      3,155,600
                                                                        ------------

TRADING COMPANIES & DISTRIBUTORS  1.0%
W.W. Grainger, Inc. ........................................   38,800      1,597,008
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  93.6%
(Cost $147,104,550)..................................................    156,285,127
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
SHORT-TERM INVESTMENTS  6.1%
REPURCHASE AGREEMENT  5.5%
BankAmerica Securities ($9,260,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to
  be sold on 07/02/01 at $9,263,125).................................   $  9,260,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
Federal Home Loan Mortgage Discount Note ($1,000,000 par, yielding
  3.678%, 09/13/01 maturity) (b).....................................        992,497
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,252,497).................................................     10,252,497
                                                                        ------------

TOTAL INVESTMENTS  99.7%
  (Cost $157,357,047)................................................    166,537,624
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................        423,103
                                                                        ------------

NET ASSETS  100.0%...................................................   $166,960,727
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $157,357,047).......................  $166,537,624
Cash........................................................         5,829
Receivables:
  Investments Sold..........................................     1,223,801
  Portfolio Shares Sold.....................................       261,560
  Dividends.................................................       146,586
  Variation Margin on Futures...............................        12,925
  Interest..................................................         2,084
Other.......................................................        32,174
                                                              ------------
    Total Assets............................................   168,222,583
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,051,629
  Investment Advisory Fee...................................        80,474
  Portfolio Shares Repurchased..............................        49,401
  Distributor and Affiliates................................        19,856
Trustees' Deferred Compensation and Retirement Plans........        44,290
Accrued Expenses............................................        16,206
                                                              ------------
    Total Liabilities.......................................     1,261,856
                                                              ------------
NET ASSETS..................................................  $166,960,727
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $156,919,305
Net Unrealized Appreciation.................................     9,119,809
Accumulated Undistributed Net Investment Income.............       942,785
Accumulated Distributions in Excess of Net Realized Gain....       (21,172)
                                                              ------------
NET ASSETS..................................................  $166,960,727
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $119,768,808 and
    7,286,291 shares of beneficial interest issued and
    outstanding)............................................  $      16.44
                                                              ============
  Class II Shares (Based on net assets of $47,191,919 and
    2,871,654 shares of beneficial interest issued and
    outstanding)............................................  $      16.43
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,823)......  $ 1,230,041
Interest....................................................      278,045
                                                              -----------
    Total Income............................................    1,508,086
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      396,341
Distribution (12b-1) and Service Fees.......................       37,730
Custody.....................................................       22,960
Trustees' Fees and Related Expenses.........................        8,550
Legal.......................................................        1,376
Other.......................................................       60,380
                                                              -----------
    Total Expenses..........................................      527,337
    Less Credits Earned on Cash Balances....................        1,176
                                                              -----------
    Net Expenses............................................      526,161
                                                              -----------
NET INVESTMENT INCOME.......................................  $   981,925
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,164,802
  Futures...................................................     (506,715)
                                                              -----------
Net Realized Gain...........................................      658,087
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,583,158
                                                              -----------
  End of the Period:
    Investments.............................................    9,180,577
    Futures.................................................      (60,768)
                                                              -----------
                                                                9,119,809
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,463,349)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,805,262)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,823,337)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    981,925        $    953,339
Net Realized Gain...........................................         658,087           5,567,821
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      (3,463,349)          6,093,044
                                                                ------------        ------------
Change in Net Assets from Operations........................      (1,823,337)         12,614,204
                                                                ------------        ------------
Distributions from Net Investment Income:
  Class I Shares............................................         (63,983)           (895,135)
  Class II Shares...........................................             -0-             (93,935)
                                                                ------------        ------------
                                                                     (63,983)           (989,070)
                                                                ------------        ------------
Distributions from and in Excess of Net Realized Gain:
  Class I Shares............................................        (660,329)         (4,923,985)
  Class II Shares...........................................        (178,428)           (544,407)
                                                                ------------        ------------
                                                                    (838,757)         (5,468,392)
                                                                ------------        ------------
Total Distributions.........................................        (902,740)         (6,457,462)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (2,726,077)          6,156,742
                                                                ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      70,728,174          48,670,845
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         902,740           6,457,462
Cost of Shares Repurchased..................................      (7,639,159)         (8,051,893)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      63,991,755          47,076,414
                                                                ------------        ------------
TOTAL INCREASE IN NET ASSETS................................      61,265,678          53,233,156
NET ASSETS:
Beginning of the Period.....................................     105,695,049          52,461,893
                                                                ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $942,785 and $24,843,
  respectively).............................................    $166,960,727        $105,695,049
                                                                ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX                                                DECEMBER 23, 1996
                                     MONTHS                                                (COMMENCEMENT
                                     ENDED             YEAR ENDED DECEMBER 31,             OF INVESTMENT
CLASS I SHARES                      JUNE 30,    -------------------------------------     OPERATIONS) TO
                                      2001       2000     1999(A)     1998      1997     DECEMBER 31, 1996
                                    ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $17.01     $15.34    $14.48     $12.12    $ 9.97         $ 10.00
                                     ------     ------    ------     ------    ------         -------
  Net Investment Income...........      .10        .18       .19        .12       .07             .01
  Net Realized and Unrealized
    Gain/Loss.....................     (.55)      2.71      1.66       2.26      2.31            (.04)
                                     ------     ------    ------     ------    ------         -------
Total from Investment
  Operations......................     (.45)      2.89      1.85       2.38      2.38            (.03)
                                     ------     ------    ------     ------    ------         -------
Less:
  Distributions from Net
    Investment Income.............      .01        .18       .27        .02       .07             -0-
  Distributions from and in Excess
    of Net Realized Gain..........      .11       1.04       .72        -0-       .16             -0-
                                     ------     ------    ------     ------    ------         -------
Total Distributions...............      .12       1.22       .99        .02       .23             -0-
                                     ------     ------    ------     ------    ------         -------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $16.44     $17.01    $15.34     $14.48    $12.12         $  9.97
                                     ======     ======    ======     ======    ======         =======

Total Return*.....................   -2.61%**   19.34%    12.99%     19.61%    23.90%           -.30%**
Net Assets at End of the Period
  (In millions)...................   $119.8     $ 92.0    $ 52.5     $ 32.2    $ 11.7         $    .5
Ratio of Expenses to Average Net
  Assets*.........................     .74%       .75%      .75%       .75%      .75%            .75%
Ratio of Net Investment Income to
  Average Net Assets*.............    1.54%      1.39%     1.25%      1.27%     1.19%           4.47%
Portfolio Turnover................      59%**     100%       96%        70%       96%              0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................      N/A       .80%      .92%      1.09%     1.63%          45.97%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets..........................      N/A      1.34%     1.08%       .93%      .31%         (40.74%)

** Non-annualized

N/A = Not Applicable

(a) Based on average month-end shares outstanding

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO
OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                SIX       SEPTEMBER 19, 2000
                                                               MONTHS       (COMMENCEMENT
                                                               ENDED        OF INVESTMENT
CLASS II SHARES                                               JUNE 30,      OPERATIONS) TO
                                                                2001      DECEMBER 31, 2000
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $17.02           $17.22
                                                               ------           ------
  Net Investment Income.....................................      .14              .06
  Net Realized and Unrealized Gain/Loss.....................     (.62)             .76
                                                               ------           ------
Total from Investment Operations............................     (.48)             .82
                                                               ------           ------
Less:
  Distributions from Net Investment Income..................      -0-              .15
  Distributions from Net Realized Gain......................      .11              .87
                                                               ------           ------
Total Distributions.........................................      .11             1.02
                                                               ------           ------
NET ASSET VALUE, END OF THE PERIOD..........................   $16.43           $17.02
                                                               ======           ======

Total Return (a)*...........................................   -2.79%**          5.00%**
Net Assets at End of the Period (In millions)...............   $ 47.2           $ 13.7
Ratio of Expenses to Average Net Assets*....................     .99%            1.00%
Ratio of Net Investment Income to Average Net Assets*.......    1.29%            1.23%
Portfolio Turnover..........................................      59%**           100%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      N/A            1.03%
Ratio of Net Investment Income to Average Net Assets........      N/A            1.20%

** Non-annualized

N/A = Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operation on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $157,642,024; the aggregate gross unrealized appreciation is $13,216,256 and the aggregate gross

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

unrealized depreciation is $4,320,656, resulting in net unrealized appreciation on long- and short-term investments of $8,895,600.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, custody fees were reduced by $1,176 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .60%
Over $500 million...........................................     .55%

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $6,900, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $9,000. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $27,746 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $109,475,293 and $47,444,012 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  2,298,544    $37,263,561
  Class II..................................................  2,061,749     33,464,613
                                                              ---------    -----------
Total Sales.................................................  4,360,293    $70,728,174
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................     47,558    $   724,312
  Class II..................................................     11,708        178,428
                                                              ---------    -----------
Total Dividend Reinvestment.................................     59,266    $   902,740
                                                              =========    ===========
Repurchases:
  Class I...................................................   (465,979)   $(7,517,879)
  Class II..................................................     (7,548)      (121,280)
                                                              ---------    -----------
Total Repurchases...........................................   (473,527)   $(7,639,159)
                                                              =========    ===========

    At December 31, 2000, capital aggregated $79,005,299 and $13,922,251 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class I...................................................  2,125,218    $35,375,241
  Class II..................................................    767,574     13,295,604
                                                              ---------    -----------
Total Sales.................................................  2,892,792    $48,670,845
                                                              =========    ===========
Dividend Reinvestment:
  Class I...................................................    355,860    $ 5,819,120
  Class II..................................................     38,876        638,342
                                                              ---------    -----------
Total Dividend Reinvestment.................................    394,736    $ 6,457,462
                                                              =========    ===========
Repurchases:
  Class I...................................................   (494,882)   $(8,040,325)
  Class II..................................................       (705)       (11,568)
                                                              ---------    -----------
Total Repurchases...........................................   (495,587)   $(8,051,893)
                                                              =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $135,244,167 and $73,010,544, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $25,000, for the six months ended June 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................       6
Futures Opened..............................................      27
Futures Closed..............................................     (22)
                                                                 ---
Outstanding at June 30, 2001................................      11
                                                                 ===

    The futures contracts outstanding at June 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  Sept 2001 S&P 500 Index Futures (Current Notional Value
    $307,925 per contract)..................................     11          $(60,768)
                                                                 ==          ========

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of
 .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $23,600.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR GI 8/01                                                  3582H01-AP-8/01

Van Kampen
Life Investment Trust
Money Market Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                      Q&A WITH YOUR PORTFOLIO MANAGER       4

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       6
                                 FINANCIAL STATEMENTS       8
                        NOTES TO FINANCIAL STATEMENTS      13



            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      17

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio manager, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2001. MICHAEL BIRD, PORTFOLIO MANAGER, HAS MANAGED THE PORTFOLIO SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE ECONOMIC
    AND MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A   At the beginning of the year, it appeared
that the economy was on the brink of a prolonged slowdown when business and consumer spending tapered off, the housing sector cooled, manufacturing dropped sharply, and the unemployment rate moved higher. As slow economic growth cast doubts on future corporate earnings and the ability of companies to service their debt obligations, it was perceived that the Federal Reserve Board (the "Fed") would be forced to begin lowering short-term interest rates in order to stimulate economic activity.

    It wasn't long before the Fed began aggressively lowering short-term interest rates, with a cut in the federal funds target rate of 50 basis points (half a percentage point) in the first week of January, 2001. Between January and June, the federal funds rate was cut six times for a total decrease of 275 basis points (two and three-quarter percentage points), driving short-term interest rates sharply lower.

    Although the portfolio's income stream was certainly affected by this decline in short-term interest rates, it continued to provide shareholders with a competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share.

    As of June 30, 2001, the portfolio's seven-day current yield was 3.50 percent for Class I shares, and 3.28 percent for Class II shares.

    For the six months ended June 30, 2001, the portfolio posted a total return at net asset value of 2.35 percent for Class I shares, and 2.24 percent for Class II shares.

    Please note that the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Total return based on net asset value (NAV) assumes reinvestment of all distributions. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate accounts levels. The returns for Class II shares include combined Rule 12b-1 fees of up to 0.25 percent. If the returns included the effect of these additional charges the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time, absent such waivers/reimbursements the portfolio returns would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

Q   HOW DID YOU MANAGE THE PORTFOLIO
    IN LIGHT OF THESE CONDITIONS?

A   In anticipation of repeated rate cuts
by the Fed in the early months of 2001, we had extended the average maturity of the portfolio. Our expectation was that the lower interest rate environment would persist for some time, so we were seeking to lock in the higher available yields before rates moved downward further.

    Typically, it takes approximately six months for a change in interest rates to impact the marketplace. As we tracked the results of the Fed's rate cuts, we concluded that we were nearing the end of the Fed's easing cycle; in other words, we expected the economy to begin responding to the lower interest rate environment with more vigorous growth in the second half of the year, eliminating the need for further rate cuts. By the end of the reporting period, we had adopted a neutral stance with regard to interest rates and pulled in the portfolio's average maturity to about 60 days.

    As always, we concentrated the portfolio's holdings in Tier 1 money market securities, primarily investments that are in the highest rating categories for credit quality (that is, those rated A1/P1 or higher by a nationally recognized rating agency). This strategy reflects our emphasis on maintaining a high level of credit quality within the portfolio, as we strive to manage any adverse effects that might occur with the slowing of the national economy.

    Consistent with this approach, the portfolio's allocation to money market securities issued by government agencies increased sharply during the reporting period. As short-term rates slid lower, more debt was being called and reissued at lower rates, so the supply of agency-issued securities jumped sharply without a simultaneous increase in demand. As a result, the yields available on these securities were quite favorable as prices dipped lower. We looked at this situation as an opportunity to add credit quality to the portfolio while capturing an attractive yield.

    As of June 30, 2001, approximately 21 percent of the portfolio's total investments were invested in high-quality government agency securities. The bulk of the portfolio--roughly 55 percent of total investments--was invested in commercial paper issued by corporations with strong credit ratings. Another 13 percent of the portfolio was invested in certificates of deposit (CD's) issued by highly rated banks and other financial institutions, with the remainder of total investments invested in notes and repurchase agreements.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET
    OVER THE COMING MONTHS?

A   As mentioned earlier, we believe we
appear to be nearing the end of the Fed's easing cycle, with perhaps one more interest rate cut of 25 basis points on the horizon. Generally, it is estimated that the impact of interest rate cuts takes up to six months to affect the economy. Therefore, we anticipate that the economy may stabilize over the course of the summer and then begin improving late in the year as the Fed's most recent round of interest rate cuts takes effect.

    Also, the recently passed tax plan may help to stimulate spending and consumer confidence, providing a slight boost to the economy in the second half of the year.

    In the near term, we expect to maintain a neutral stance with regard to the portfolio's average maturity, anticipating a relatively stable interest rate environment until the economy picks up steam. We do not foresee major changes in the composition of the portfolio, though we may begin a gradual shift of assets away from government agency securities and into commercial paper and CDs as yields improve.

    We continue to keep the portfolio's investment objectives at the forefront of our efforts, seeking to maintain a high level of current income with the preservation of capital.

As of July 24, 2001, the portfolio is managed by the Money Market team of Van Kampen Asset Management Inc. (the "Adviser"). The team is made up of established investment professionals. Current members of the team include Jonathan Page, a Managing Director of the Adviser, and Dale Albright, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

The portfolio is offered through a variable insurance contract.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              DISCOUNT
PAR                                                                           YIELD ON
AMOUNT                                                   MATURITY             DATE OF         AMORTIZED
(000)     DESCRIPTION                                      DATE               PURCHASE          COST

          CERTIFICATES OF DEPOSIT  13.0%
$1,000    Bayerische Landesbank...................       12/14/01              3.660%        $ 1,000,749
 1,250    BNP Paribas.............................       09/17/01              3.731           1,250,000
   950    Rabobank Nederland NV................... 07/03/01 to 07/26/01    4.073 to 5.179        950,141
 1,250    State Street Bank & Trust...............       08/27/01              3.751           1,250,000
 1,000    US Bank National Minnesota..............       07/23/01              4.264           1,000,000
                                                                                             -----------

          TOTAL CERTIFICATES OF DEPOSIT..................................................      5,450,890
                                                                                             -----------

          COMMERCIAL PAPER  54.6%
 1,250    American Express Credit Corp. ..........       08/10/01              3.911           1,244,667
 1,000    American General Finance Corp. .........       08/24/01              4.615             993,220
 1,000    Bank of Nova Scotia.....................       08/21/01              3.680             994,886
 1,250    Chevron USA, Inc. ......................       07/02/01              3.793           1,249,870
 1,250    Coca-Cola Co. ..........................       09/28/01              3.694           1,238,844
 1,000    Ford Motor Credit Co. ..................       07/09/01              4.700             998,971
 1,400    General Electric Capital Corp. .........       10/18/01              3.650           1,384,910
 1,500    General Motors Acceptance Corp. ........       08/16/01          4.026 to 4.303      1,492,170
 1,000    Goldman Sachs Group, Inc. ..............       10/10/01              3.926             989,255
 1,000    Household Finance Corp. ................       08/20/01              3.679             994,986
 1,250    Metropolitan Life, Inc. ................       07/27/01              3.711           1,246,705
 1,000    Prudential Funding Corp. ...............       07/17/01              4.532             998,018
 1,000    Royal Bank Canada.......................       12/18/01              3.693             983,094
 1,000    Societe General North America, Inc. ....       01/07/02              3.864             980,287
 1,000    Suntrust Banks, Inc. ...................       07/13/01              3.960             998,700
 1,000    Toronto Dominion Holding................       07/16/01              4.007             998,356
 1,800    UBS Finance, Inc. ...................... 07/02/01 to 08/08/01    3.716 to 4.199      1,796,803
 1,000    Verizon Network Funding.................       07/24/01              4.036             997,464
 1,000    Wachovia Corp. .........................       07/18/01              3.840             998,215
 1,250    Wells Fargo Financial, Inc. ............       07/06/01              4.099           1,249,299
                                                                                             -----------

          TOTAL COMMERCIAL PAPER.........................................................     22,828,720
                                                                                             -----------
          NOTE  2.4%
 1,000    LaSalle National Bank...................       09/18/01              4.620           1,000,000
                                                                                             -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  20.7%
 1,000    Federal Home Loan Mortgage Association
          Discount Note...........................       07/24/01              3.802             997,611
   710    Federal Home Loan Mortgage Association
          Discount Note...........................       08/01/01              3.979             707,609
 1,000    Federal Home Loan Mortgage Association
          Discount Note...........................       08/30/01              3.909             993,617
 1,000    Federal Home Loan Mortgage Association
          Discount Note...........................       09/26/01              4.531             989,318
   500    Federal Home Loan Mortgage Association
          Discount Note...........................       04/24/02              4.152             483,665

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              DISCOUNT
PAR                                                                           YIELD ON
AMOUNT                                                   MATURITY             DATE OF         AMORTIZED
(000)     DESCRIPTION                                      DATE               PURCHASE          COST
          U.S. GOVERNMENT AGENCY OBLIGATIONS
          (CONTINUED)
$1,000    Federal National Mortgage Association
          Discount Note...........................       07/12/01              4.682%        $   998,591
   500    Federal National Mortgage Association
          Discount Note...........................       11/08/01              4.471             492,164
 1,000    Federal National Mortgage Association
          Discount Note...........................       01/16/02              5.310           1,000,000
 1,000    Federal National Mortgage Association
          Discount Note...........................       03/05/02              4.386             971,183
 1,000    Student Loan Marketing Association Term
          Note....................................       07/26/01              3.936           1,000,028
                                                                                             -----------

          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.......................................      8,633,786
                                                                                             -----------

          REPURCHASE AGREEMENTS  9.3%
          BankAmerica Securities ($3,900,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on 07/02/01 at
          $3,901,316)....................................................................      3,900,000
                                                                                             -----------
TOTAL INVESTMENTS  100.0%................................................................     41,813,396
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%..............................................             35
                                                                                             -----------

NET ASSETS 100.0%  ......................................................................    $41,813,431
                                                                                             ===========

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $41,813,396
Cash........................................................        3,662
Receivables:
  Interest..................................................      101,017
  Portfolio Shares Sold.....................................       49,537
Other.......................................................       91,443
                                                              -----------
    Total Assets............................................   42,059,055
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       99,089
  Investment Advisory Fee...................................        9,767
  Distributor and Affiliates................................        1,496
Trustees' Deferred Compensation and Retirement Plans........      126,927
Accrued Expenses............................................        8,345
                                                              -----------
    Total Liabilities.......................................      245,624
                                                              -----------
NET ASSETS..................................................  $41,813,431
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $41,815,220
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (1,789)
                                                              -----------
NET ASSETS..................................................  $41,813,431
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $37,973,503 and
    37,975,273 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $3,839,928 and
    3,839,947 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $908,445
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    87,508
Audit.......................................................     9,413
Accounting..................................................     9,389
Shareholder Services........................................     8,036
Shareholder Reports.........................................     7,836
Custody.....................................................     5,165
Trustees' Fees and Related Expenses.........................     4,736
Distribution (12b-1) and Service Fees.......................     1,639
Legal.......................................................       788
Other.......................................................     4,735
                                                              --------
    Total Expenses..........................................   139,245
    Investment Advisory Fee Reduction.......................    32,524
    Less Credits Earned on Cash Balances....................       107
                                                              --------
    Net Expenses............................................   106,614
                                                              --------
NET INVESTMENT INCOME.......................................  $801,831
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $801,831
                                                              ========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    801,831        $  1,695,937
                                                                ------------        ------------

Distributions from and in Excess of Net Investment Income:
  Class I Shares............................................        (778,577)         (1,695,957)
  Class II Shares...........................................         (25,018)                 (5)
                                                                ------------        ------------
Total Distributions.........................................        (803,595)         (1,695,962)
                                                                ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          (1,764)                (25)
                                                                ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      54,483,992          34,278,493
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         803,595           1,695,962
Cost of Shares Repurchased..................................     (43,224,813)        (39,516,256)
                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      12,062,774          (3,541,801)
                                                                ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      12,061,010          (3,541,826)
NET ASSETS:
Beginning of the Period.....................................      29,752,421          33,294,247
                                                                ------------        ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,789 and $25,
  respectively).............................................    $ 41,813,431        $ 29,752,421
                                                                ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX
                                                     MONTHS
                                                     ENDED               YEAR ENDED DECEMBER 31,
CLASS I SHARES                                      JUNE 30,    -----------------------------------------
                                                      2001      2000     1999     1998     1997     1996
                                                    -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........   $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                                     -----      -----    -----    -----    -----    -----
  Net Investment Income...........................     .02        .06      .05      .05      .05      .05
  Less Distributions from and in Excess of Net
    Investment Income.............................     .02        .06      .05      .05      .05      .05
                                                     -----      -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD................   $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                                     =====      =====    =====    =====    =====    =====

Total Return*.....................................   2.35%**    5.93%    4.63%    5.02%    5.06%    4.89%
Net Assets at End of the Period (In millions).....   $38.0      $29.7    $33.3    $26.7    $19.7    $19.6
Ratio of Expenses to Average Net Assets* (a)......    .60%       .61%     .62%     .60%     .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*.........................................   4.59%      5.76%    4.56%    4.88%    4.95%    4.78%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a).......    .79%       .97%     .93%     .99%     .98%    1.29%
Ratio of Net Investment Income to Average Net
  Assets..........................................   4.40%      5.40%    4.25%    4.49%    4.57%    4.10%

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  DECEMBER 15, 2000
                                                                                    (COMMENCEMENT
                                                                                    OF INVESTMENT
CLASS II SHARES                                               SIX MONTHS ENDED     OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $   1.00              $1.00
                                                                  --------              -----
  Net Investment Income.....................................           .02                -0-(a)
  Less Distributions from and in Excess of Net Investment
    Income..................................................           .02                -0-(a)
                                                                  --------              -----
NET ASSET VALUE, END OF THE PERIOD..........................      $   1.00              $1.00
                                                                  ========              =====

Total Return* (b)...........................................         2.24%**             .23%**
Net Assets at End of the Period (In thousands)..............      $3,839.9              $ 4.5
Ratio of Expenses to Average Net Assets* (c)................          .85%               .86%
Ratio of Net Investment Income to Average Net Assets*.......         4.34%              6.85%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................         1.04%              1.63%
Ratio of Net Investment Income to Average Net Assets........         4.15%              6.08%

** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $107 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2001 was .50%.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the six months ended June 30, 2001, the Adviser voluntarily waived $32,524 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $5,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the accounting expense on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,500. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $54,390 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $37,975,273 and $3,839,947 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................   49,672,377    $ 49,672,377
  Class II..................................................    4,811,615       4,811,615
                                                              -----------    ------------
Total Sales.................................................   54,483,992    $ 54,483,992
                                                              ===========    ============
Dividend Reinvestment:
  Class I...................................................      778,565    $    778,565
  Class II..................................................       25,030          25,030
                                                              -----------    ------------
Total Dividend Reinvestment.................................      803,595    $    803,595
                                                              ===========    ============
Repurchases:
  Class I...................................................  (42,223,599)   $(42,223,599)
  Class II..................................................   (1,001,214)     (1,001,214)
                                                              -----------    ------------
Total Repurchases...........................................  (43,224,813)   $(43,224,813)
                                                              ===========    ============

    At December 31, 2000, capital aggregated $29,747,930 and $4,516 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class I...................................................   34,273,982    $ 34,273,982
  Class II..................................................        4,511           4,511
                                                              -----------    ------------
Total Sales.................................................   34,278,493    $ 34,278,493
                                                              ===========    ============
Dividend Reinvestment:
  Class I...................................................    1,695,957    $  1,695,957
  Class II..................................................            5               5
                                                              -----------    ------------
Total Dividend Reinvestment.................................    1,695,962    $  1,695,962
                                                              ===========    ============
Repurchases:
  Class I...................................................  (39,516,256)   $(39,516,256)
  Class II..................................................          -0-             -0-
                                                              -----------    ------------
Total Repurchases...........................................  (39,516,256)   $(39,516,256)
                                                              ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the period ended June 30, 2001 are payments retained by Van Kampen of approximately $500.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST

MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR MM 8/01                                                  3606H01-AP-8/01

Van Kampen
Life Investment Trust
Select Growth Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       8
                                 FINANCIAL STATEMENTS      11
                        NOTES TO FINANCIAL STATEMENTS      15

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      18
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      19

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS II
-----------------------------------------------------------------------
Six-month total return based on NAV(1)                          -27.46%
-----------------------------------------------------------------------
Life-of-Portfolio cumulative total return based on NAV(1)       -26.52%
-----------------------------------------------------------------------
Commencement date                                              11/28/00
-----------------------------------------------------------------------

(1) Total Return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--SELECT GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND JANET LUBY, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1979, AND LUBY HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1987. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE, DAVID WALKER AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q  HOW DID MARKET FACTORS AFFECT
    PORTFOLIO PERFORMANCE DURING
    THE FIRST SIX MONTHS OF 2001?

A   It was a difficult environment for
investors in general, and especially for growth investors. The market was incredibly volatile as it grappled with uncertainty after uncertainty--including:

    - a dramatically slowing economy, as evidenced by seemingly relentless corporate earnings warnings

    - tremendous "valuation compression"--or dramatic drops in stock prices--as the market discounted stocks with the worsening economic and fundamental outlook

    - political uncertainty surrounding the disputed presidential election as well as the surprise power shift in the U.S. Senate in May

    - the advent of Regulation Fair Disclosure--a Securities and Exchange Commission requirement that changed how companies provide information to analysts

    After poor performance in late 2000, the stock market began 2001 with a bang when the Federal Reserve Board engineered a surprise 0.50 percent rate reduction on the year's second trading day. The market responded by swiftly and dramatically rotating away from fundamentally strong growth stocks and into more beaten-down growth names as well as value stocks with low price-to-earnings ratios and low growth rates. Despite five additional Fed rate cuts during the period, most major market indexes declined overall, as many companies warned that earnings would fall well short of expectations.

    In this unpredictable environment, the portfolio returned -27.46 percent (Class II shares). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels, but combined Rule 12b-1 fees and service fees of up to 0.25 percent are included. If the returns included the effect of these additional charges they would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

    By comparison, the Standard & Poor's 500 Index returned -6.70 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   YOU MENTIONED THE FED'S SURPRISE RATE
    REDUCTION IN EARLY JANUARY. WHAT WAS ITS EFFECT ON PORTFOLIO PERFORMANCE?

A   Ironically, it had a negative impact,
especially relative to the portfolio's benchmark, the S&P 500 Index. This rate reduction was a huge positive catalyst for economically sensitive stocks. On that day alone, the Nasdaq had its largest percentage gain ever--over 14 percent--and the Standard & Poor's 500 Index rose by an impressive 5 percent. While the markets basked in the good times, the situation was much less favorable for the portfolio. That is because our stock-selection strategy led us to invest in the types of companies that had been outperforming up until that point--those with strong fundamentals and whose earnings were holding up in the face of a slowing economy. But when the Fed cut interest rates, portfolio performance suffered, as these stocks saw their values rise much less than those of more economically sensitive companies. The rotation we mentioned earlier led to substantial valuation declines in some of the portfolio's holdings, even though at the time these stocks' fundamentals had not changed.

    As time went on, market conditions again started favoring the types of stocks owned by the portfolio, but we were hurt by the market's response to the surprise interest-rate cut.

Q   IN THIS ENVIRONMENT, WHAT WAS YOUR
    STRATEGY IN MANAGING THE PORTFOLIO?

A   Regardless of market conditions, our
investment discipline remains the same: we look to invest in stocks with rising earnings expectations or rising valuations. However, this strategy is challenged in difficult stock markets when many companies have falling valuations. During those times--such as what we've been experiencing--we favor those companies whose valuations are declining the least.

    We reduced our weighting in technology stocks and increased our holdings in retail stocks and other economically sensitive names because we believed that these companies would benefit from the Fed's aggressive program of interest-rate cuts.

Q   WHAT STOCKS HELPED
    PORTFOLIO PERFORMANCE?

A   Biomet, a medical device company
specializing in orthopedic implants, helped performance. This company had strong fundamentals, driven by the aging U.S. population as well as an improved competitive position.

    Another strong performer was eBay, the popular online auction site. Besides continuing its rapid growth in consumer auctions, the company also enjoyed success in the corporate market by providing a way for businesses to sell excess merchandise. This is a fast-growing part of eBay's business and has contributed to the company's strong growth rate.

    NVIDIA, a semiconductor company that makes graphics chips for video displays, also helped boost portfolio results. The company continued to have a solid position in both the personal computer and video game market.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHICH STOCKS TURNED OUT TO
    BE DISAPPOINTMENTS?

A   Most of the portfolio's weakest performers
were technology stocks, particularly from the software industry. As demonstrated by their lack of negative earnings revisions in the first part of 2001, these software firms appeared to be weathering the economic slowdown. However, even these stocks were vulnerable to valuation compression in the first quarter as other stocks in the tech sector reported disappointing results. The portfolio owned a number of these software stocks because they fit our investment criteria, and the portfolio's results were hurt as a result. Stocks that fit into this category included BEA Systems, Siebel Systems, Check Point Software and Comverse Technology. Similarly, electronic-data storage companies such as Brocade Communications and Emulex were hit hard when their previously strong fundamentals weakened in the first quarter of the year.

Q   WHAT CHALLENGES DO YOU SEE
    AHEAD FOR THE PORTFOLIO?

A   For the market to recover, we believe the
economy must show signs of strengthening, which in turn may lead to improving corporate results. Our management strategy is built around exploiting trends as shown by improving fundamentals--more specifically, rising earnings expectations or rising valuations. Should the environment become less rotational and more attuned to company fundamentals, we believe that our discipline will be set to make the most of potential opportunities.

    While there is no way to know when a more favorable environment may occur, we're generally optimistic. The Fed has cut interest rates six times already in 2001, and aggressive rate reductions have historically meant better times ahead for the stock market--though past performance is no guarantee of future results.

    In the meantime, we remain confident in our investment strategy. We realize that the past six months have been difficult for shareholders. However, we firmly believe that following our strategy is the best way to serve our shareholders.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
COMMON STOCKS  95.4%
APPAREL RETAIL  2.2%
Abercrombie & Fitch Co., Class A (a)........................     180      $  8,010
                                                                          --------

APPLICATION SOFTWARE  6.9%
Electronic Arts, Inc. (a)...................................      90         5,211
PeopleSoft, Inc. (a)........................................     225        11,077
VeriSign, Inc. (a)..........................................     135         8,101
                                                                          --------
                                                                            24,389
                                                                          --------
BANKS  4.0%
Fifth Third Bancorp.........................................     110         6,605
Washington Mutual, Inc. ....................................     200         7,510
                                                                          --------
                                                                            14,115
                                                                          --------
BIOTECHNOLOGY  4.7%
Genzyme Corp. (a)...........................................     145         8,845
IDEC Pharmaceuticals Corp. (a)..............................     115         7,784
                                                                          --------
                                                                            16,629
                                                                          --------
COMPUTER HARDWARE  1.6%
International Business Machines Corp. ......................      50         5,650
                                                                          --------
COMPUTERS & ELECTRONIC RETAIL  2.6%
Best Buy Co., Inc. (a)......................................     145         9,210
                                                                          --------
CONSUMER FINANCE  2.8%
Household International, Inc. ..............................     150        10,005
                                                                          --------
DATA PROCESSING SERVICES  3.3%
First Data Corp. ...........................................     185        11,886
                                                                          --------

DIVERSIFIED FINANCIAL SERVICES  9.7%
Citigroup, Inc. ............................................     160         8,454
Freddie Mac.................................................     135         9,450
Lehman Brothers Holdings, Inc. .............................     135        10,496
USA Education, Inc. ........................................      85         6,205
                                                                          --------
                                                                            34,605
                                                                          --------
ELECTRIC UTILITIES  2.0%
Calpine Corp. (a)...........................................      85         3,213
Exelon Corp. ...............................................      60         3,847
                                                                          --------
                                                                             7,060
                                                                          --------
ENVIRONMENTAL SERVICES 1.5%
Waste Management, Inc. .....................................     175         5,393
                                                                          --------
GENERAL MERCHANDISE STORES  2.3%
Costco Wholesale Corp. (a)..................................     120         4,930
Target Corp. ...............................................      95         3,287
                                                                          --------
                                                                             8,217
                                                                          --------
HEALTH CARE DISTRIBUTORS & SERVICES  1.9%
Cardinal Health, Inc. ......................................     100         6,900
                                                                          --------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
HEALTH CARE EQUIPMENT  6.1%
Baxter International, Inc. .................................     170      $  8,330
Biomet, Inc. ...............................................     275        13,217
                                                                          --------
                                                                            21,547
                                                                          --------
HEALTH CARE FACILITIES  2.1%
Tenet Healthcare Corp. (a)..................................     145         7,481
                                                                          --------

HOME IMPROVEMENT RETAIL  3.6%
Lowe's Co. .................................................     175        12,696
                                                                          --------

INTEGRATED OIL & GAS  2.5%
Exxon Mobil Corp. ..........................................     100         8,735
                                                                          --------

INTERNET RETAIL  4.0%
eBay, Inc. (a)..............................................     210        14,383
                                                                          --------

INTERNET SOFTWARE & SERVICES  2.8%
AOL Time Warner, Inc. (a)...................................     185         9,805
                                                                          --------

IT CONSULTING & SERVICES  1.5%
Electronic Data Systems Corp. ..............................      85         5,313
                                                                          --------

MANAGED HEALTH CARE  1.2%
UnitedHealth Group, Inc. ...................................      70         4,323
                                                                          --------

OIL & GAS DRILLING  0.9%
Transocean Sedco Forex, Inc. ...............................      75         3,094
                                                                          --------

OIL & GAS EQUIPMENT & SERVICES  3.5%
BJ Services Co. (a).........................................     200         5,676
Weatherford International, Inc. (a).........................     140         6,720
                                                                          --------
                                                                            12,396
                                                                          --------
PHARMACEUTICALS  6.1%
Johnson & Johnson...........................................     160         8,000
King Pharmaceuticals, Inc. (a)..............................     165         8,869
Pfizer, Inc. ...............................................     120         4,806
                                                                          --------
                                                                            21,675
                                                                          --------
PROPERTY & CASUALTY INSURANCE  1.0%
Allstate Corp. .............................................      85         3,739
                                                                          --------

SEMICONDUCTOR EQUIPMENT  2.1%
Novellus Systems, Inc. (a)..................................     135         7,667
                                                                          --------

SEMICONDUCTORS  4.4%
Intel Corp. ................................................     185         5,411
NVIDIA Corp. (a)............................................     110        10,203
                                                                          --------
                                                                            15,614
                                                                          --------
SPECIALTY STORES  2.3%
Bed Bath & Beyond, Inc. (a).................................     260         8,112
                                                                          --------

SYSTEMS SOFTWARE  5.8%
Microsoft Corp. (a).........................................     150        10,950
VERITAS Software Corp. (a)..................................     145         9,647
                                                                          --------
                                                                            20,597
                                                                          --------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  95.4%
(Cost $324,586).......................................................    $339,246
REPURCHASE AGREEMENT  28.4%
BankAmerica Securities ($101,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $101,034)
  (Cost $101,000).....................................................     101,000
                                                                          --------

TOTAL INVESTMENTS  123.8%
  (Cost $425,586).....................................................     440,246
LIABILITIES IN EXCESS OF OTHER ASSETS  (23.8%)........................     (84,643)
                                                                          --------

NET ASSETS  100.0%....................................................    $355,603
                                                                          ========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $101,000 (Cost $425,586)..................................  $ 440,246
Cash........................................................        556
Receivables:
  Investments Sold..........................................     17,447
  Dividends.................................................        128
  Interest..................................................         23
Other.......................................................      3,855
                                                              ---------
    Total Assets............................................    462,255
                                                              ---------
LIABILITIES:
Payables:
  Investments Purchased.....................................     32,349
  Distributor and Affiliates................................     16,372
  Investment Advisory Fee...................................        221
Accrued Expenses............................................     51,730
Trustees' Deferred Compensation and Retirement Plans........      5,980
                                                              ---------
    Total Liabilities.......................................    106,652
                                                              ---------
NET ASSETS..................................................  $ 355,603
                                                              =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 489,071
Net Unrealized Appreciation.................................     14,660
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (456)
Accumulated Net Realized Loss...............................   (147,672)
                                                              ---------
NET ASSETS..................................................  $ 355,603
                                                              =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $355,603 and 50,000 shares
  of beneficial interest issued and outstanding)............  $    7.11
                                                              =========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   2,001
Dividends...................................................      1,006
                                                              ---------
    Total Income............................................      3,007
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     19,050
Audit.......................................................     13,311
Shareholder Services........................................      8,429
Trustees' Fees and Related Expenses.........................      7,028
Custody.....................................................      5,979
Accounting..................................................      3,720
Investment Advisory Fee.....................................      1,464
Legal.......................................................        994
Other.......................................................      3,433
                                                              ---------
    Total Expenses..........................................     63,408
    Expense Reduction ($1,464 Investment Advisory Fee and
     $59,484 Other).........................................     60,948
                                                              ---------
    Net Expenses............................................      2,460
                                                              ---------
NET INVESTMENT INCOME.......................................  $     547
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(134,698)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     19,707
  End of the Period.........................................     14,660
                                                              ---------
Net Unrealized Depreciation During the Period...............     (5,047)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(139,745)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(139,198)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Period November 28, 2000 (Commencement of Investment Operations) through December 31, 2000 (Unaudited)

                                                                                   NOVEMBER 28, 2000
                                                                                   (COMMENCEMENT OF
                                                           SIX MONTHS ENDED    INVESTMENT OPERATIONS) TO
                                                            JUNE 30, 2001          DECEMBER 31, 2000
                                                           ---------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss...............................     $     547                $     (2)
Net Realized Loss........................................      (134,698)                (12,974)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................        (5,047)                 19,707
                                                              ---------                --------
Change in Net Assets from Operations.....................      (139,198)                  6,731

Distributions from and in Excess of Net Investment
  Income.................................................       (11,930)                    -0-
                                                              ---------                --------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      (151,128)                  6,731
NET ASSETS:
Beginning of the Period..................................       506,731                 500,000
                                                              ---------                --------
End of the Period (Including accumulated undistributed
  net investment income of ($456) and $10,927,
  respectively)..........................................     $ 355,603                $506,731
                                                              =========                ========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                               NOVEMBER 28, 2000
                                                                                 (COMMENCEMENT
                                                               SIX MONTHS        OF INVESTMENT
CLASS II SHARES                                                   ENDED         OPERATIONS) TO
                                                              JUNE 30, 2001    DECEMBER 31, 2000
                                                              ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................     $ 10.13            $ 10.00
                                                                 -------            -------
  Net Investment Income.....................................         .01                -0-
  Net Realized and Unrealized Gain/Loss.....................       (2.79)               .13
                                                                 -------            -------
Total from Investment Operations............................       (2.78)               .13
Less Distributions from and in Excess of Net Investment
  Income....................................................         .24                -0-
                                                                 -------            -------
NET ASSET VALUE, END OF THE PERIOD..........................     $  7.11            $ 10.13
                                                                 =======            =======

Total Return** (a)..........................................     -27.46%*             1.30%*
Net Assets at End of the Period (In millions)...............     $    .4            $    .5
Ratio of Expenses to Average Net Assets**...................       1.26%              1.26%
Ratio of Net Investment Income/Loss to Average Net
  Assets**..................................................        .28%              (.01%)
Portfolio Turnover..........................................        231%*               27%*
 * Non-annualized
** If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      32.48%             41.19%
Ratio of Net Investment Loss to Average Net Assets..........     (30.94%)           (39.94%)

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Select Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on November 28, 2000 with Class II Shares.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $425,586; the aggregate gross unrealized appreciation is $22,762 and the aggregate gross unrealized depreciation is $8,102, resulting in net unrealized appreciation on long- and short-term investments of $14,660.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................         .75%
Next $500 million...........................................         .70%
Over $1 billion.............................................         .65%

    For the six months ended June 30, 2001, the Adviser voluntarily waived $1,464 of its investment advisory fees and assumed $59,484 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person. All of this expense has been assumed by Van Kampen Investments Inc. ("Van Kampen").

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio with assets exceeding $20 million. For the six months ended June 30, 2001, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,900. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $3,855 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 2001, Van Kampen owned 50,000 shares of the Portfolio.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $876,708 and $875,354, respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

                     VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
SELECT GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR SG 8/01                                                  3594H01-AP-8/01

Van Kampen
Life Investment Trust
Strategic Stock Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       7
                                 FINANCIAL STATEMENTS      10
                        NOTES TO FINANCIAL STATEMENTS      15

                               VAN KAMPEN INVESTMENTS
                       THE VAN KAMPEN FAMILY OF FUNDS      19
            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      20

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS I    CLASS II
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                            1.42%      1.43%
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                            20.58%        N/A
--------------------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                            7.54%     17.92%(2)
--------------------------------------------------------------------------------------
Commencement date                                              11/03/97   07/24/00
--------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's return's would have been lower.

(2) Class II Shares commenced operations on 07/24/00. This return represents cumulative total return from commencement to 6/30/01.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

                                                                         [PHOTO]
                                                                   [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--STRATEGIC STOCK PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001.
THE TEAM IS LED BY JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER.
CUNNIFF HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN 1997
AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY PORTFOLIO MANAGER RAJ WAGLE. THE FOLLOWING
DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MARKET ENVIRONMENT DID THE
    PORTFOLIO EXPERIENCE DURING THE REPORTING PERIOD, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The U.S. economy weakened during the
past six months, and stock investors increasingly focused on company valuations. Once it became clear that earnings for many companies would fall well short of expectations, investors fled high valuation technology and telecommunications stocks. Many investors, looking for investments offering steady earnings potential in a sluggish economy, flocked to more defensive stocks such as those in health care, financials and utilities. In this climate, most value funds outperformed their growth counterparts.

    This environment was favorable for the portfolio's conservative, dividend-oriented investment process. For the six months ended June 30, 2001, the portfolio returned 1.42 percent. By comparison, the Dow Jones Industrial Average returned -1.81 percent and the Morgan Stanley Capital International
(MSCI) USA Index returned -6.51 percent. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

    The total return of the portfolio is based on net asset value (NAV) of Class I shares and assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account. If the returns included the effect of these additional charges they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    The Dow Jones Industrial Average consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI USA Index achieves a 60 percent representation of U.S. market capitalization of each industry group. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Q   WHAT WAS YOUR STOCK
    SELECTION STRATEGY?

A   As always, we used a disciplined strategy to
select what we believed were undervalued stocks of high-quality companies. Our process begins with the stocks represented in the Dow Jones Industrial Average, which is composed of 30 blue-chip stocks, and the MSCI USA Index, which includes 324 large-company stocks. These indexes track high-quality U.S. companies that have historically paid dividends.

    First, we identify for investment the 10 Dow stocks with the highest dividend yields. Next, we review the MSCI USA Index. We exclude from this group the 30 Dow stocks, as well as all utility and financial stocks. The remaining securities are screened for quality factors such as sales growth, earnings growth, dividend performance and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The 10 MSCI USA Index stocks and the 10 Dow stocks we select as investment candidates form a basket of 20 stocks in which the portfolio invests. Approximately monthly, we employ the same process to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, we review and adjust the oldest basket of stocks so as to invest that portion of the portfolio's assets in the new list of 20 strategic securities.

Q   WHICH STOCKS HELPED THE
    PORTFOLIO'S PERFORMANCE?

A   The portfolio's performance was boosted
by three stocks that responded favorably to the resurgence of value investing during the reporting period. Automobile manufacturer General Motors, food and tobacco conglomerate Philip Morris, and film and photographic equipment maker Eastman Kodak all contributed positively to the portfolio's results. Each of these stocks had a relatively high dividend yield, which was an attractive feature for investors looking for stocks to outperform in an uncertain economic environment.

    Keep in mind that not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or be held by the portfolio in the future.

Q   DID ANY STOCKS HURT RESULTS?

A   In a slowing economy, cyclical
investments--or stocks that are highly sensitive to economic fluctuations--generally underperform. Accordingly, the portfolio's weakest-performing stocks during the past six months were all in companies whose results were hampered by decreased economic activity. These investments included International Paper, the world's largest producer of forest products; Sherwin-Williams, the country's leading paint manufacturer; and Emerson (formerly Emerson Electric), a large manufacturer of electrical products.

Q  WHAT DO YOU SEE AHEAD
    FOR THE PORTFOLIO?

A   We suspect the economy will continue to
slow, and this could provide a favorable environment for the portfolio's dividend-oriented management strategy. The portfolio is conservatively positioned and stands to benefit if the market maintains its preference for value stocks over growth stocks. As long as this situation persists, we believe investors will be attracted to the income potential offered by companies with high dividend yields. Regardless of market conditions, we will continue to follow our strict stock selection strategy and try to provide above-average long-term results for shareholders.

                                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                      SHARES        VALUE
COMMON STOCKS  97.9%
AEROSPACE & DEFENSE  1.1%
General Dynamics Corp. .....................................      4,840     $   376,600
                                                                            -----------

AUTO PARTS & EQUIPMENT  1.0%
Dana Corp. .................................................      8,090         188,821
Delphi Automotive Systems Corp. ............................      9,568         152,418
Visteon Corp. ..............................................        451           8,289
                                                                            -----------
                                                                                349,528
                                                                            -----------
AUTOMOBILE MANUFACTURERS  6.3%
Ford Motor Co. .............................................     16,290         399,919
General Motors Corp. .......................................     28,780       1,851,993
                                                                            -----------
                                                                              2,251,912
                                                                            -----------
BANKS  5.2%
J.P. Morgan Chase & Co. ....................................     41,608       1,855,717
                                                                            -----------
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................      4,690         193,228
                                                                            -----------
BUILDING PRODUCTS  2.7%
Masco Corp. ................................................     38,350         957,216
                                                                            -----------
CONSTRUCTION & FARM MACHINERY  5.3%
Caterpillar, Inc. ..........................................     37,860       1,894,893
                                                                            -----------
DATA PROCESSING SERVICES  0.3%
Paychex, Inc. ..............................................      3,020         120,800
                                                                            -----------
DEPARTMENT STORES  2.6%
May Department Stores Co. ..................................     27,225         932,728
                                                                            -----------
DIVERSIFIED CHEMICALS  5.0%
E.I. Du Pont de Nemours & Co. ..............................     37,020       1,785,845
                                                                            -----------
DIVERSIFIED COMMERCIAL SERVICES  2.8%
ServiceMaster Co. ..........................................     83,320         999,840
                                                                            -----------
ELECTRICAL COMPONENTS & EQUIPMENT  3.4%
Emerson Electric Co. .......................................     19,990       1,209,395
                                                                            -----------
FOOD RETAIL  2.7%
Albertson's, Inc. ..........................................     32,290         968,377
                                                                            -----------
GENERAL MERCHANDISE STORES  0.2%
Too, Inc. (a)...............................................      2,911          79,761
                                                                            -----------
HEALTH CARE SUPPLIES  0.6%
Becton, Dickinson & Co. ....................................      5,840         209,014
                                                                            -----------
HOME IMPROVEMENT RETAIL  3.3%
Sherwin-Williams Co. .......................................     52,620       1,168,164
                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                      SHARES        VALUE
HOTELS  1.7%
Carnival Corp. .............................................     19,980     $   613,386
                                                                            -----------

HOUSEHOLD APPLIANCES  0.4%
Maytag Corp. ...............................................      5,320         155,663
                                                                            -----------

HOUSEHOLD PRODUCTS  5.2%
Clorox Co. .................................................     28,040         949,154
Kimberly-Clark Corp. .......................................      5,470         305,773
Procter & Gamble Co. .......................................      9,120         581,856
                                                                            -----------
                                                                              1,836,783
                                                                            -----------
HOUSEWARES & SPECIALTIES  4.3%
Newell Rubbermaid, Inc. ....................................     60,520       1,519,052
                                                                            -----------

INDUSTRIAL CONGLOMERATES  4.6%
Minnesota Mining & Manufacturing Co. .......................     14,450       1,648,745
                                                                            -----------

INDUSTRIAL MACHINERY  0.6%
Illinois Tool Works, Inc. ..................................      1,400          88,620
Ingersoll-Rand Co. .........................................      2,680         110,416
                                                                            -----------
                                                                                199,036
                                                                            -----------
INTEGRATED OIL & GAS  7.1%
Chevron Corp. ..............................................     12,510       1,132,155
Exxon Mobil Corp. ..........................................     11,620       1,015,007
USX--Marathon Group.........................................     12,940         381,859
                                                                            -----------
                                                                              2,529,021
                                                                            -----------
INTEGRATED TELECOMMUNICATION SERVICES  5.4%
AT&T Corp. .................................................     37,560         826,320
BellSouth Corp. ............................................      3,190         128,461
SBC Communications, Inc. ...................................     24,450         979,467
                                                                            -----------
                                                                              1,934,248
                                                                            -----------
MULTI-SECTOR HOLDINGS  0.3%
Honeywell International, Inc. ..............................      2,650          92,724
                                                                            -----------

OFFICE ELECTRONICS  0.1%
Xerox Corp..................................................      4,310          41,247
                                                                            -----------

PACKAGED FOODS  4.6%
ConAgra Foods, Inc. ........................................     37,150         735,942
General Mills, Inc. ........................................     13,660         598,035
Sara Lee Corp. .............................................     16,960         321,222
                                                                            -----------
                                                                              1,655,199
                                                                            -----------
PAPER PRODUCTS  4.5%
International Paper Co. ....................................     45,410       1,621,137
                                                                            -----------

PERSONAL PRODUCTS  2.1%
Avon Products, Inc. ........................................     16,010         740,943
                                                                            -----------

PHARMACEUTICALS  2.4%
Abbott Laboratories, Inc. ..................................      5,920         284,219
Bristol-Myers Squibb Co. ...................................      3,060         160,038

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                      SHARES        VALUE
PHARMACEUTICALS (CONTINUED)
Eli Lilly & Co. ............................................      4,310     $   318,940
Pfizer, Inc. ...............................................      2,210          88,511
                                                                            -----------
                                                                                851,708
                                                                            -----------
PHOTOGRAPHIC PRODUCTS  4.7%
Eastman Kodak Co. ..........................................     35,600       1,661,808
                                                                            -----------

PUBLISHING & PRINTING  0.9%
Gannett Co., Inc. ..........................................      2,470         162,773
McGraw-Hill Co., Inc. ......................................      2,230         147,515
                                                                            -----------
                                                                                310,288
                                                                            -----------
RAILROADS  0.7%
Burlington Northern Santa Fe Corp. .........................      7,770         234,421
                                                                            -----------

TOBACCO  5.3%
Philip Morris Co., Inc. ....................................     36,910       1,873,183
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $32,221,363)....................................................     34,871,610
                                                                            -----------

REPURCHASE AGREEMENT  2.1%
BankAmerica Securities ($730,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $730,246)
  (Cost $730,000).......................................................        730,000
                                                                            -----------

TOTAL INVESTMENTS  100.0%
  (Cost $32,951,363)....................................................     35,601,610
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%.............................          4,770
                                                                            -----------

NET ASSETS  100.0%......................................................    $35,606,380
                                                                            ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $32,951,363)........................  $35,601,610
Cash........................................................        4,655
Receivables:
  Dividends.................................................       42,420
  Portfolio Shares Sold.....................................       32,251
Unamortized Organizational Costs............................       10,759
Other.......................................................       27,437
                                                              -----------
    Total Assets............................................   35,719,132
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       28,380
  Investment Advisory Fee...................................        9,239
  Distributor and Affiliates................................        5,714
Trustees' Deferred Compensation and Retirement Plans........       34,794
Accrued Expenses............................................       34,625
                                                              -----------
    Total Liabilities.......................................      112,752
                                                              -----------
NET ASSETS..................................................  $35,606,380
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $34,184,050
Net Unrealized Appreciation.................................    2,650,247
Accumulated Undistributed Net Investment Income.............      328,999
Accumulated Net Realized Loss...............................   (1,556,916)
                                                              -----------
NET ASSETS..................................................  $35,606,380
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $34,245,477 and
    2,879,500 shares of beneficial interest issued and
    outstanding)............................................  $     11.89
                                                              ===========
  Class II Shares (Based on net assets of $1,360,903 and
    114,502 shares of beneficial interest issued and
    outstanding)............................................  $     11.89
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $  458,996
Interest....................................................      15,987
                                                              ----------
    Total Income............................................     474,983
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      85,529
Shareholder Reports.........................................      12,175
Accounting..................................................      12,006
Shareholder Services........................................       7,980
Audit.......................................................       7,851
Trustees' Fees and Related Expenses.........................       7,683
Custody.....................................................       6,561
Amortization of Organizational Costs........................       3,967
Legal.......................................................       2,080
Distribution (12b-1) and Service Fees.......................         949
Other.......................................................       2,602
                                                              ----------
    Total Expenses..........................................     149,383
    Investment Advisory Fee Reduction.......................      37,099
    Less Credits Earned on Cash Balances....................          89
                                                              ----------
    Net Expenses............................................     112,195
                                                              ----------
NET INVESTMENT INCOME.......................................  $  362,788
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  343,688
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,868,499
  End of the Period.........................................   2,650,247
                                                              ----------
Net Unrealized Depreciation During the Period...............    (218,252)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  125,436
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  488,224
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   362,788          $   648,128
Net Realized Gain/Loss......................................        343,688           (1,559,120)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (218,252)           3,480,306
                                                                -----------          -----------
Change in Net Assets from Operations........................        488,224            2,569,314
                                                                -----------          -----------

Distributions from Net Investment Income:
  Class I Shares............................................       (650,125)            (508,843)
  Class II Shares...........................................        (12,874)                 -0-
                                                                -----------          -----------
                                                                   (662,999)            (508,843)
                                                                -----------          -----------

Distributions from Net Realized Gain:
  Class I Shares............................................            -0-           (1,064,836)
  Class II Shares...........................................            -0-                  -0-
                                                                -----------          -----------
                                                                        -0-           (1,064,836)
                                                                -----------          -----------
Total Distributions.........................................       (662,999)          (1,573,679)
                                                                -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (174,775)             995,635
                                                                -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      6,220,574            9,431,562
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        658,393            1,573,679
Cost of Shares Repurchased..................................     (4,111,003)          (8,880,153)
                                                                -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      2,767,964            2,125,088
                                                                -----------          -----------
TOTAL INCREASE IN NET ASSETS................................      2,593,189            3,120,723
NET ASSETS:
Beginning of the Period.....................................     33,013,191           29,892,468
                                                                -----------          -----------
End of the Period (Including accumulated undistributed net
  investment income of $328,999 and $629,210,
  respectively).............................................    $35,606,380          $33,013,191
                                                                ===========          ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        NOVEMBER 3, 1997
                                                                                          (COMMENCEMENT
                                                           YEAR ENDED DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                        SIX MONTHS ENDED    --------------------------     OPERATIONS) TO
                                       JUNE 30, 2001       2000      1999      1998     DECEMBER 31, 1997
                                      -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................       $11.96         $11.73    $11.93    $10.25         $10.00
                                           ------         ------    ------    ------         ------
  Net Investment Income.............          .12            .24       .18       .11            .03
  Net Realized and Unrealized
    Gain/Loss.......................          .04            .60      (.23)     1.58            .22
                                           ------         ------    ------    ------         ------
Total from Investment Operations....          .16            .84      (.05)     1.69            .25
                                           ------         ------    ------    ------         ------
Less:
  Distributions from Net Investment
    Income..........................          .23            .20       .12       .01            -0-
  Distributions from Net Realized
    Gain............................          -0-            .41       .03       -0-            -0-
                                           ------         ------    ------    ------         ------
Total Distributions.................          .23            .61       .15       .01            -0-
                                           ------         ------    ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD..       $11.89         $11.96    $11.73    $11.93         $10.25
                                           ======         ======    ======    ======         ======

Total Return*.......................        1.42%**        8.20%    -0.47%    16.51%          2.45%**
Net Assets at End of the Period (In
  millions).........................       $ 34.2         $ 32.6    $ 29.9    $ 21.4         $  2.5
Ratio of Expenses to Average Net
  Assets*(a)........................         .65%           .66%      .65%      .65%           .61%
Ratio of Net Investment Income to
  Average Net Assets*...............        2.13%          2.28%     1.81%     2.01%          2.67%
Portfolio Turnover..................          17%**          48%       43%       10%             0%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (a)........................         .87%          1.03%      .91%     1.25%          2.59%
Ratio of Net Investment Income to
  Average Net Assets................        1.91%          1.91%     1.55%     1.41%           .68%

** Non-annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 2000.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    JULY 24, 2000
                                                                                    (COMMENCEMENT
CLASS II SHARES                                                                     OF INVESTMENT
                                                              SIX MONTHS ENDED     OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $11.94              $10.27
                                                                   ------              ------
  Net Investment Income.....................................          .13                 .04
  Net Realized and Unrealized Gain..........................          .03                1.63
                                                                   ------              ------
Total from Investment Operations............................          .16                1.67
                                                                   ------              ------
Less:
  Distributions from Net Investment Income..................          .21                 -0-
                                                                   ------              ------
Total Distributions.........................................          .21                 -0-
                                                                   ------              ------
NET ASSET VALUE, END OF THE PERIOD..........................       $11.89              $11.94
                                                                   ======              ======

Total Return* (a)...........................................        1.43%**            16.26%*
Net Assets at End of the Period (In millions)...............       $  1.4              $   .5
Ratio of Expenses to Average Net Assets* (b)................         .90%                .91%
Ratio of Net Investment Income to Average Net Assets*.......        1.88%               1.75%
Portfolio Turnover..........................................          17%**               48%*
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................        1.12%               1.88%
Ratio of Net Investment Income to Average Net Assets........        1.66%                .78%

** Non-annualized

(a) The return includes combined Rule 12b-1 fees and service fees

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The Portfolio commenced investment operations on November 3, 1997. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Portfolio has reimbursed Van Kampen Investment Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 4, 2002. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,136,531, which will expire on December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $33,359,459, the aggregate gross unrealized appreciation is $3,925,624 and the aggregate gross unrealized depreciation is $1,683,473, resulting in net unrealized appreciation on long- and short-term investments of $2,242,151.

F. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Portfolio's custody fee was reduced by $89 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .65% for Class I shares and .90% for Class II shares. For the six months ended June 30, 2001, the Adviser voluntarily waived $37,099 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,500 representing Van Kampen's cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,400. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $27,058 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 2001, Van Kampen owned 20,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $32,867,731 and $1,316,319 for Classes I and II, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   447,380    $ 5,298,484
  Class II..................................................    77,609        922,090
                                                              --------    -----------
Total Sales.................................................   524,989    $ 6,220,574
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................    56,625    $   645,519
  Class II..................................................     1,129         12,874
                                                              --------    -----------
Total Dividend Reinvestment.................................    57,754    $   658,393
                                                              ========    ===========
Repurchases:
  Class I...................................................  (346,668)   $(4,084,727)
  Class II..................................................    (2,231)       (26,276)
                                                              --------    -----------
Total Repurchases...........................................  (348,899)   $(4,111,003)
                                                              ========    ===========

    At December 31, 2000, capital aggregated $31,008,455 and $407,631 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   850,842    $ 9,013,739
  Class II..................................................    38,990        417,823
                                                              --------    -----------
Total Sales.................................................   889,832    $ 9,431,562
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   158,797    $ 1,573,679
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   158,797    $ 1,573,679
                                                              ========    ===========
Repurchases:
  Class I...................................................  (835,775)   $(8,869,961)
  Class II..................................................      (995)       (10,192)
                                                              --------    -----------
Total Repurchases...........................................  (836,770)   $(8,880,153)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,833,256 and $5,707,625, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Included in these fees for the six months ended June 30, 2001 are payments retained by Van Kampen of approximately $700.

                                      VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                             [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
STRATEGIC STOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR SS 8/01                                                  3578H01-AP-8/01

Van Kampen
Life Investment Trust
Technology Portfolio
SEMIANNUAL REPORT

JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                    Table of Contents

                                             OVERVIEW
                              LETTER TO POLICYHOLDERS       1
                                    ECONOMIC SNAPSHOT       2

                                  PERFORMANCE SUMMARY
                                    RETURN HIGHLIGHTS       4
                     Q&A WITH YOUR PORTFOLIO MANAGERS       5

                                       BY THE NUMBERS
                         YOUR PORTFOLIO'S INVESTMENTS       8
                                 FINANCIAL STATEMENTS      10
                        NOTES TO FINANCIAL STATEMENTS      14



            BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      17

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS

July 20, 2001

Dear Policyholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to policyholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your portfolio's performance into perspective, this report examines how your portfolio's managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the portfolio managers, a complete list of the portfolio's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                 - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT

AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION

CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                   PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                                               CLASS II
-----------------------------------------------------------------------
Six-month total return based on NAV(1)                          -50.57%
-----------------------------------------------------------------------
Life-of-Portfolio cumulative total return based on NAV(1)       -71.23%
-----------------------------------------------------------------------
Commencement date                                              09/25/00
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sales of all shares at the end of the period, all at NAV. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--TECHNOLOGY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER, WHO HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. LEWIS HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND WALKER HAS 10 YEARS OF EXPERIENCE. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE, JANET LUBY, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   The technology sector of the stock market
continued to decline. The uncertain timeline for economic recovery weighed heavy on the minds of investors, particularly in the first quarter. The Federal Reserve Board surprised the market by lowering interest rates on January 3, but negative investor sentiment and market jitters prevailed: The interest-rate cut was not enough to encourage a sustained rally.

    Throughout the entire period, uncertainty cast a shadow over the market. The Fed lowered interest rates a total of six times, but the market did not recover. Companies continued to report earnings shortfalls and cut capital spending on technology. Concerns about high inventories also plagued the technology sector. As demand cooled for their products, technology companies were forced to cut prices. Profit margins suffered as a result.

    In addition, the market lacked clear leadership during the period. The best-performing areas of the market shifted from day to day, fueling investor anxiety. Due to their greater volatility, technology stocks bore the brunt of much of this negative sentiment. Some investors sought refuge in more conservative style investments and defensive investment strategies. Other investors tried to make profits in any interest-rate sensitive stock, no matter how weak the stock's fundamentals might have been. Unfortunately, these trends occurred at the expense of technology stocks.

Q   HOW DID THE PORTFOLIO PERFORM
    IN THIS DIFFICULT ENVIRONMENT?

A   The portfolio returned -50.57 percent for
the six months ended June 30, 2001. Performance information for the portfolio reflects Class II shares. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account levels, but combined Rule 12b-1 fees and service fees of up to 0.25 percent are included. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's return would have been lower.

    By comparison, the Pacific Stock Exchange (PSE) Technology Index returned -10.89 percent for the same period. The PSE Technology Index is a price-weighted, unmanaged, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHY DID THE PORTFOLIO POST
    SUCH A DISAPPOINTING RETURN?

A   During the period, the portfolio's
investment style was dramatically out of favor with the market, particularly in the first quarter of 2001. We seek companies with rising earnings expectations or rising valuations. For most of the reporting period, few companies exhibited these characteristics. But, those companies with these attributes performed poorly.

    In the first quarter, investors seemed to be skeptical about companies with positive earnings expectations or positive earnings surprises. Many seemed to think these companies had not seen the economic slowdown yet, but their time would come. We believe that investors tried to get ahead of the bad-news curve and sell these names before they disappointed. Some companies with several rounds of negative estimate revisions and negative earnings surprises would actually trade up the day after a negative announcement. The sentiment seemed to be that these companies are closer to the bottom, and therefore, their earnings are more analyzable.

    In the second quarter, some--though not all--of this behavior seems to have changed. The Fed's series of interest-rate cuts helped the market climate. In our opinion, the general market sentiment seemed to be, "We don't want to fight the Fed. We do not know when an inflection point will occur, but we believe the Fed is on our side, and a turn is on the way." In this environment, the portfolio's investment style performed slightly better.

Q   WHAT STRATEGIES DID YOU USE TO MANAGE
    THE PORTFOLIO IN THIS ENVIRONMENT?

A   The portfolio's investment policy defines
technology companies as companies that rely extensively on technology, science, or communications in their product development or operations. The portfolio was more defensive at the beginning of the period. At the time, health care stocks comprised a large portion of the portfolio. Biotechnology and pharmaceuticals companies appeared to be relatively strong in a turbulent market climate.

    However, the interest-rate cuts began to inject some optimism into investor sentiment, particularly regarding high-growth areas of the market. We sold health care stocks to take positions in the semiconductor, software, and data networking industries.

    We wanted to build broad exposure to large-capitalization technology companies that represent a well-diversified list of industries. These large companies, some of which are blue chips, have weathered past downturns and are leaders in their markets. Furthermore, given the trendlessness of the market, we did not want the portfolio to be overly focused on any particular industry.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TECHNOLOGY SECTOR?

A   Overall, we remain optimistic about the
long-term potential of technology stocks. Technology is not going away--the products and services help businesses operate more efficiently. In order to stay competitive, businesses must invest in technology. In the near term, the remainder of 2001 may not be a smooth ride for investors, but we believe that the markets may have the potential to improve by the end of the year.

    Despite mixed signals from the economy during the reporting period, we believe the worst may be behind us. Recent Fed rate cuts have helped catalyze hopes for an economic recovery. We would also highlight that, since 1980, the broad market (as measured by the S&P 500 Index) has posted gains over the one-year period following a rate decrease (source: Ned Davis Research). While past performance is no guarantee of future results, as growth-stock managers, we are encouraged by this data.

    We also believe that technology companies may benefit in the latter part of 2001 from improved investor sentiment, potentially driven by better year-over-year performance and sequential growth. Technology began its precipitous decline in the fourth quarter of 2000. A year later, investors may be able to make easier comparisons, on a year-over-year basis, to show some growth and some acceleration. Also, earnings and revenues were fairly benign for the first two quarters of 2001, and if the third quarter performs flat or slightly up, the fourth quarter may potentially show some sequential growth.

    Currently, we believe that businesses may be going from worse to bad, rather than bad to worse. Also, corporations have historically spent their budgets in the fourth quarter to avoid having them cut for the next year. In the past, technology has benefited from this trend.

                              BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
COMMON STOCKS  94.8%
APPLICATION SOFTWARE  16.1%
BEA Systems, Inc. (a).......................................     175      $  5,374
Electronic Arts, Inc. (a)...................................     105         6,079
PeopleSoft, Inc. (a)........................................     230        11,323
Peregrine Systems, Inc. (a).................................     170         4,930
Siebel Systems, Inc. (a)....................................     105         4,924
Synopsys, Inc. (a)..........................................      50         2,419
VeriSign, Inc. (a)..........................................     140         8,401
                                                                          --------
                                                                            43,450
                                                                          --------
BIOTECHNOLOGY  4.8%
Genzyme Corp. (a)...........................................      30         1,830
Human Genome Sciences, Inc. (a).............................      40         2,410
IDEC Pharmaceuticals Corp. (a)..............................      85         5,754
Protein Design Labs, Inc. (a)...............................      35         3,037
                                                                          --------
                                                                            13,031
                                                                          --------
CASINO & GAMING  0.5%
International Game Technology (a)...........................      20         1,255
                                                                          --------
CONSUMER SERVICES  5.1%
eBay, Inc. (a)..............................................     200        13,698
                                                                          --------
DATA PROCESSING SERVICES  0.6%
First Data Corp. ...........................................      25         1,606
                                                                          --------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.6%
Jabil Circuit, Inc. (a).....................................      50         1,543
                                                                          --------
HEALTH CARE EQUIPMENT  1.0%
Biomet, Inc. ...............................................      55         2,643
                                                                          --------
HEALTH CARE FACILITIES  1.0%
Quest Diagnostics, Inc. (a).................................      35         2,628
                                                                          --------
INTERNET SOFTWARE & SERVICES  1.7%
AOL Time Warner, Inc. (a)...................................      85         4,505
                                                                          --------
IT CONSULTING & SERVICES  2.0%
Check Point Software Technologies Ltd. (Israel) (a).........     105         5,310
                                                                          --------

NETWORKING EQUIPMENT  6.1%
Cabletron Systems, Inc. (a).................................     125         2,856
Cisco Systems, Inc. (a).....................................     280         5,096
Extreme Networks, Inc. (a)..................................      65         1,918
ONI Systems Corp. (a).......................................      70         1,953
Sonus Networks, Inc. (a)....................................     200         4,672
                                                                          --------
                                                                            16,495
                                                                          --------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                     SHARES     VALUE
PHARMACEUTICALS  3.1%
AdvancePCS (a)..............................................      50      $  3,203
Barr Laboratories, Inc. (a).................................      35         2,464
King Pharmaceuticals, Inc. (a)..............................      50         2,688
                                                                          --------
                                                                             8,355
                                                                          --------
SEMICONDUCTOR EQUIPMENT  16.0%
Applied Materials, Inc. (a).................................     230        11,293
KLA-Tencor Corp. (a)........................................     245        14,325
Novellus Systems, Inc. (a)..................................     240        13,630
Rudolph Technologies, Inc. (a)..............................      35         1,645
Teradyne, Inc. (a)..........................................      70         2,317
                                                                          --------
                                                                            43,210
                                                                          --------
SEMICONDUCTORS  14.3%
Advanced Micro Devices, Inc. (a)............................     100         2,888
Linear Technology Corp. ....................................     185         8,181
Micron Technology, Inc. (a).................................      40         1,644
National Semiconductor Corp. (a)............................      60         1,747
NVIDIA Corp. (a)............................................     125        11,594
QLogic Corp. (a)............................................      45         2,928
RF Micro Devices, Inc. (a)..................................     290         7,821
Xilinx, Inc. (a)............................................      40         1,650
                                                                          --------
                                                                            38,453
                                                                          --------
SYSTEMS SOFTWARE  3.3%
Microsoft Corp. (a).........................................     105         7,665
Oracle Corp. (a)............................................      70         1,330
                                                                          --------
                                                                             8,995
                                                                          --------
TECHNOLOGY  16.6%
Brocade Communications Systems, Inc. (a)....................     190         8,358
Lam Research Corp. (a)......................................     460        13,639
Mercury Interactive Corp. (a)...............................     175        10,483
VERITAS Software Corp. (a)..................................     185        12,308
                                                                          --------
                                                                            44,788
                                                                          --------
TELECOMMUNICATIONS EQUIPMENT  2.0%
CIENA Corp. (a).............................................     140         5,320
                                                                          --------

TOTAL LONG-TERM INVESTMENTS 94.8%
  (Cost $253,712).....................................................     255,285

REPURCHASE AGREEMENT  19.7%
BankAmerica Securities ($53,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $53,018) (Cost $53,000).................................      53,000
                                                                          --------

TOTAL INVESTMENTS  114.5%
  (Cost $306,712).....................................................     308,285
LIABILITIES IN EXCESS OF OTHER ASSETS (14.5%).........................     (39,107)
                                                                          --------

NET ASSETS  100.0%....................................................    $269,178
                                                                          ========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments, including a repurchase agreement of
  $53,000 (Cost $306,712)...................................  $ 308,285
Cash........................................................      1,547
Receivables:
  Expense Reimbursement from Adviser........................      5,387
  Investments Sold..........................................      4,437
  Interest..................................................         12
Other.......................................................      6,533
                                                              ---------
    Total Assets............................................    326,201
                                                              ---------
LIABILITIES:
Payables:
  Investments Purchased.....................................     13,631
  Distributor and Affiliates................................      2,799
Accrued Expenses............................................     30,844
Trustees' Deferred Compensation and Retirement Plans........      9,749
                                                              ---------
    Total Liabilities.......................................     57,023
                                                              ---------
NET ASSETS..................................................  $ 269,178
                                                              =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 983,062
Net Unrealized Appreciation.................................      1,573
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (5,011)
Accumulated Net Realized Loss...............................   (710,446)
                                                              ---------
NET ASSETS..................................................  $ 269,178
                                                              =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $269,178 and 100,000 shares of
  beneficial interest issued and outstanding)...............  $    2.69
                                                              =========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $   1,259
Dividends...................................................         38
                                                              ---------
    Total Income............................................      1,297
                                                              ---------
EXPENSES:
Shareholder Reports.........................................      8,229
Shareholder Services........................................      7,938
Trustees' Fees and Related Expenses.........................      6,297
Audit.......................................................      6,174
Custody.....................................................      5,342
Accounting..................................................      2,932
Investment Advisory Fee.....................................      1,615
Legal.......................................................        124
Other.......................................................      2,356
                                                              ---------
    Total Expenses..........................................     41,007
    Expense Reduction ($1,615 Investment Advisory Fee and
     $36,839 Other).........................................     38,454
    Less Credits Earned on Cash Balances....................         22
                                                              ---------
    Net Expenses............................................      2,531
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (1,234)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(470,815)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (177,096)
  End of the Period.........................................      1,573
                                                              ---------
Net Unrealized Appreciation During the Period...............    178,669
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(292,146)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(293,380)
                                                              =========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000 (Unaudited)

                                                                                  SEPTEMBER 25, 2000
                                                                                   (COMMENCEMENT OF
                                                                                      INVESTMENT
                                                              SIX MONTHS ENDED      OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................     $  (1,234)           $   (1,675)
Net Realized Loss...........................................      (470,815)             (239,631)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       178,669              (177,096)
                                                                 ---------            ----------
Change in Net Assets from Operations........................      (293,380)             (418,402)

Distributions from and in Excess of Net Investment Income...       (19,040)                  -0-
                                                                 ---------            ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (312,420)             (418,402)
NET ASSETS:
Beginning of the Period.....................................       581,598             1,000,000
                                                                 ---------            ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of ($5,011) and $15,263,
  respectively).............................................     $ 269,178            $  581,598
                                                                 =========            ==========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                  SEPTEMBER 25, 2000
                                                                                    (COMMENCEMENT
                                                                                    OF INVESTMENT
                                                              SIX MONTHS ENDED      OPERATIONS) TO
                                                               JUNE 30, 2001      DECEMBER 31, 2000
                                                              --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $  5.82              $ 10.00
                                                                  -------              -------
  Net Investment Loss.......................................         (.01)                (.02)
  Net Realized and Unrealized Loss..........................        (2.93)               (4.16)
                                                                  -------              -------
Total from Investment Operations............................        (2.94)               (4.18)
Less Distributions from and in Excess of Net Investment
  Income....................................................          .19                  -0-
                                                                  -------              -------
NET ASSET VALUE, END OF THE PERIOD..........................      $  2.69              $  5.82
                                                                  =======              =======

Total Return* (a)...........................................      -50.57%**            -41.80%**
Net Assets at End of the Period (In millions)...............      $    .3              $    .6
Ratio of Expenses to Average Net Assets (b)*................        1.42%                1.41%
Ratio of Net Investment Loss to Average Net Assets*.........        (.69%)               (.88%)
Portfolio Turnover..........................................         197%**                65%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).................       22.85%               18.17%
Ratio of Net Investment Loss to Average Net Assets..........      (22.12%)             (17.64%)

** Non-annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended June 30, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Technology Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of companies which rely extensively on technology, science or communications in their product development or operations. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Portfolio had an accumulated capital loss carryforward for tax purposes of $54,860, which will expire on December 31, 2008. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $307,357, the aggregate gross unrealized appreciation is $22,332 and the aggregate gross unrealized depreciation is $21,404, resulting in net unrealized appreciation on long- and short-term investments of $928.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows.

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    For the six months ended June 30, 2001, the Adviser voluntarily waived $1,615 of its investment advisory fees and assumed $36,839 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which the trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the six months ended June 30, 2001, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2001, the Portfolio recognized expenses of approximately $7,600. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $5,092 are included in "Other Assets" on the Statements of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 2001, Van Kampen owned all 100,000 shares of the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $692,512 and $710,337, respectively.

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts.

    Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
TECHNOLOGY PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
LIT SAR TECH 8/01                                                3597H01-AP-8/01